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Exhibit 10.1

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT,
MARKED BY [*****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MASTER MANUFACTURING AGREEMENT

NCR Corporation (“Customer”)

and

Jabil Inc. (“Supplier”)

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NCR CORPORATION
864 Spring St NW                            Agreement #
Atlanta, GA 30308                            Legal Approval:
Website: www.ncr.com

MASTER MANUFACTURING AGREEMENT

As evidenced by the signatures below of their respective authorized officers, NCR Corporation (“Customer”) and Supplier, Jabil, Inc. on behalf of itself and its Affiliates (“Supplier”) (each, a “Party” and together, the “Parties”) enter into this Master Manufacturing Agreement, which consists of (i) the terms and conditions on this cover page (the “Cover Page”), (ii) the attached General Terms and Conditions, (iii) the Exhibits and Attachments attached to the General Terms and Conditions and (iv) the NCR Supplier Quality Manual and other Customer Compliance Policies referenced in the General Terms and Conditions and Exhibit 6, each effective as of the Term start date indicated below (collectively, the “Agreement”).

	INITIAL TERM OF AGREEMENT: START (“Effective Date”]: April 22 2018 END OF TERM (“End Date”): April 21, 2021	SUPPLIER AND ADDRESS: Jabil Inc. 10560 Dr. Martin Luther King Jr. St. St. Petersburg, FL 33716
Payment Terms: Net 30 Days

The Agreement has been accepted and executed by Customer at its corporate headquarters. In the Agreement (including the various Exhibits, Attachments, and Statements of Work referenced in any of the foregoing), all capitalized terms shall have the meanings set forth in “Definitions” Exhibit. Other capitalized terms used in the Agreement (including the various Exhibits, Attachments and Statements of Work referenced in any of the foregoing) but not set forth in the “Definitions” Exhibit are defined where they are used and have the meanings there indicated.

SUPPLIER: JABIL INC.	CUSTOMER: NCR CORPORATION
BY: /s/ Michael J. Loparco____________	BY: /s/ William R. Nuti_______________
NAME: Michael J. Loparco____________	NAME: William R. Nuti_______________
TITLE: EVP/CEO Engineered Solutions Group	TITLE: Chairman, CEO NCR__________
DATE: 4/23/2018___________________	DATE: 4/23/18_____________________

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Table of Contents
Page
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1.	APPOINTMENT OF SUPPLIER - 2 -

2.	MANUFACTURE/PURCHASE - 2 -

3.	THIRD PARTY CONTRACTS - COMPLIANCE, SUBSTITUTIONS AND ADDITIONS - 4 -

4.	SPECIFICATIONS - 6 -

5.	PACKAGING, ENCLOSURES AND MARKING SPECIFICATIONS - 7 -

6.	SHIPMENT, DELIVERY, AND TITLE - 7 -

7.	QUALITY ASSURANCE; PRODUCT INSPECTION - 8 -

8.	PERFORMANCE/SERVICE LEVELS/SERVICE LEVEL CREDITS - 9 -

9.	AUDIT RIGHTS. - 9 -

10.	NEW SERVICES - 11 -

11.	CHARGES/PAYMENT - 12 -

12.	TAXES - 13 -

13.	SAFETY APPROVAL - 13 -

14.	LEGAL REQUIREMENTS - 13 -

15.	FACILITY INSPECTION - 15 -

16.	SERVICES WARRANTY - 16 -

17.	GENERAL WARRANTIES/REPRESENTATIONS/COVENANTS - 18 -

18.	COMPETITIVE RESTRICTIONS - 21 -

19.	INDEMNITIES - 21 -

20.	LIABILITY - 24 -

21.	INSURANCE - 25 -

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22.	TOOLING - 26 -

23.	RESTRICTIONS OF TRADEMARK AND DESIGN - 27 -

24.	CONFIDENTIAL INFORMATION AND DATA - 28 -

25.	TERMINATION - 31 -

26.	TERMINATION CHARGES - 32 -

27.	TERMINATION/EXPIRATION ASSISTANCE - 33 -

28.	STEP-IN RIGHTS - 34 -

29.	SUPPLIER ABANDONMENT - 34 -

30.	GOVERNANCE - 35 -

31.	AFFECTED EMPLOYEES - 37 -

32.	SUPPLIER PERSONNEL - 37 -

33.	FULL COOPERATION - 40 -

34.	EXCLUSIVITY - 40 -

35.	OBLIGATION NOT TO SUBCONTRACT - 40 -

36.	ASSIGNMENTS - 40 -

37.	REMEDIES - 40 -

38.	SEVERABILITY - 41 -

39.	WAIVER - 41 -

40.	NOTICES - 41 -

41.	LIMIT OF AUTHORITY; RELATIONSHIP OF PARTIES - 41 -

42.	ENTIRE AGREEMENT; MODIFICATION; INTERPRETATION - 41 -

2
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43.	GOVERNING LAW; ENGLISH LANGUAGE; DISPUTE RESOLUTION - 42 -

44.	FORCE MAJEURE - 43 -

45.	PROHIBITED COUNTRIES/PERSONS/IMPERMISSIBLE CONDUCT - 43 -

46.	ADDITIONAL U.S. GOVERNMENT REGULATIONS - 43 -

47.	NO GRATUITIES - 44 -

48.	COUNTERPARTS; EXECUTION BY FACSIMILE - 44 -

3
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LIST OF EXHIBITS

NUMBER:	EXHIBIT NAME:
EXHIBIT 1:	MASTER MANUFACTURING AGREEMENT DEFINITIONS
EXHIBIT 2:	STATEMENT OF WORK - MANUFACTURING SERVICES AND SPECIFICATIONS
EXHIBIT 3:	APPROVED VENDORS
EXHIBIT 4:	CHARGES
EXHIBIT 5:	SERVICE LEVELS
EXHIBIT 6:	CUSTOMER POLICY COMPLIANCE CERTIFICATE
EXHIBIT 7:	DATA SECURITY
EXHIBIT 8:	SUPPLIER SECURITY INFORMATION SECURITY STANDARDS
EXHIBIT 9:	SPECIAL SAFEGUARDS FOR COMPETITIVE SECURITY
EXHIBIT 10:	TERMINATION/EXPIRATION ASSISTANCE
EXHIBIT 11:	GOVERNANCE AND RELATIONSHIP MANAGEMENT
EXHIBIT 12:	HUMAN RESOURCES PROVISIONS
EXHIBIT 13:	PARTIES’ COMPETITORS

EXHIBIT 14:	INVENTORY DEPOSIT AGREEMENT
EXHIBIT 15:	SUPPORT SERVICES
EXHIBIT 16:	CUSTOMER SUPPLIED SOFTWARE AND LICENSE TERMS
EXHIBIT 17:	DEVELOPMENT SERVICES

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General Terms and Conditions

1.	Appointment of Supplier

1.1
Subject to the terms and conditions of this Agreement, Customer appoints Supplier, and Supplier accepts appointment, as a non-exclusive manufacturer, assembler and supplier of Customer’s products described in more detail in the “Statement of Work - Manufacturing Services and Specifications” Exhibit (the “Products”) to Customer pursuant to Customer’s specifications, and for the ultimate benefit of customers of Customer (“End Users”), for the initial term stated on the Cover Page. The Services shall include Supplier’s obligations to procure components, materials, equipment and other supplies and to manufacture, assemble, and test, the Products. The initial term of this Agreement shall start as of the Effective Date and end on the End Date, and will automatically renew thereafter for one (1) year terms, unless NCR provides written notice of its intent to not to renew the term no less than ninety (90) days prior to the end of the then current term (the initial term and each renewal term, collectively known as the “Term”). Unless expressly set forth on “Statement of Work - Manufacturing Services and Specifications” Exhibit, nothing in this Agreement shall be interpreted as a commitment by Customer to purchase any minimum volume or dollar amount of Products from Supplier.

1.2
At all times during the Term, Supplier shall occupy and maintain facilities both in compliance with all Legal Requirements (as defined in Section 14.1) and adequate to produce the Products for sale and delivery to Customer and to perform its other obligations under this Agreement.

1.3
Subject to the terms and conditions of this Agreement, Customer hereby grants Supplier a non-exclusive, non-sublicensable, non-transferable, limited license during the Term to internally use, at Supplier’s places of business, all of Customer’s patents, Customer Supplied Software (as described in Exhibit 16), Trade Secrets and other Intellectual Property solely to perform the Services.

1.4
Supplier represents that the terms, benefits and warranties, as well as the prices provided to Customer under this Agreement are [*****] offered by Supplier to any commercial customer who has purchased the same or comparable Products.

1.5	Supplier shall be fully and primarily responsible for all obligations, and any breach thereof, of its Affiliates who provide Services or otherwise act under this Agreement.

2.	Manufacture/Purchase

2.1
In accordance with this Agreement, Customer will from time to time issue one or more purchase orders for Products (“Purchase Order”) to Supplier using Customer’s standard form of purchase order in accordance with the lead times set forth in “Statement of Work - Manufacturing Services and Specifications” Exhibit or any other written agreement between the Parties. Supplier may reject any non-conforming Purchase Order by delivering a rejection notice to Customer within two (2) business days after receipt of the Purchase Order. Otherwise, the Purchase Order will be deemed accepted by Supplier. Purchase Orders are deemed conforming (and may not be rejected by Supplier) if (i) the delivery dates are within agreed lead times, (ii) the quantity is within the limits set forth in the Forecast or within the quantity flexibility limits described below and (ii) the Product Prices matches the agreed prices

2.2
Customer will have quantity flexibility on delivery schedule within its Purchase Orders in the percentages set forth below. Customer may pull in or push out a shipment date for a part of a Purchase Order only within the limits set forth below. For Customer’s reschedule request outside the bands set below, the Parties will agree upon any additional costs. Customer and Supplier will agree on semi-variable costs associated with downside requests outside of the flexibility window. For the avoidance of doubt this Section 2.2 applies to Products which have continuous and ongoing demand under normal forecasting conditions.

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Days Before Shipment
[*****]            [*****]            [*****]
[*****]         [*****]             [*****]
[*****]         [*****]             [*****]
[*****]          [*****]             [*****]
[*****]         [*****]         [*****]

The flexibility above is subject to material availability in the market place at time of the increased requirement and Customer will be responsible for the reasonable, actual, out-of-pocket material premiums and reasonable, actual, out-of-pocket expedited freight costs associated with any upside requests, including those within the flexibility window (but above Forecast).
Customer shall have the right to amend the Purchase Order to delay Product shipment dates or quantity of Product to avoid or reduce the necessity to purchase Material at a premium or pay for expedited freight costs. Supplier will add, at no additional cost to Customer, additional labor and other resources such as non-specific capital equipment to accommodate the upside request. All flexibility Product deliveries will be subject to lead time verification on both specific and non-specific capital equipment.
Supplier will use Commercially Reasonable Efforts to mitigate any additional costs and accommodate upside and downside requests as described above. Before charging a premium or other fee associated with a flexibility action outside of the parameters above, Supplier will obtain Customer’s prior approval.

2.3
Supplier shall manufacture and deliver Products to Customer as ordered by Customer in accordance with this Agreement. Supplier will provide Customer with summaries of Product purchases for Product tracking, in a format and with a frequency reasonably requested by Customer.

2.4
During the Term, Supplier will maintain an inventory of Materials, and packaging materials satisfactory to Customer and adequate to supply Products to Customer, without delay, to the extent it does not exceed [*****], Days of Supply (“DOS”) as determined in accordance with in Exhibit 14; provided, however, that the Parties may from time to time agree upon a different DOS inventory level to be maintained by Supplier, which shall thereafter be the then current DOS inventory level and the applicable Target DOS for purposes of Exhibit 14. In addition, Customer may require Supplier to maintain an amount of safety stock for specific Materials. The estimated quantities of Products provided in the Forecasts are made by Customer based on Customer’s projected orders. Supplier acknowledges that the actual quantities and order patterns may vary and may not be evenly distributed throughout the Term. Subject to Section 2.5, Supplier agrees to use its best available knowledge, in order to ascertain the levels at which such inventory shall from time to time be maintained.

2.4.1
During the first twelve (12) months from the Effective Date, inventory deposit will be calculated using [*****] DOS. For avoidance of doubt, for purposes of Exhibit 14 inventory includes finished goods Products, work in progress material and Materials on hand and in transit, as long as Supplier holds financial ownership.

2.5
Customer will provide Supplier rolling twelve (12) month stock level parameters for the Products and packaging materials on a monthly basis (“Forecasts”) throughout the Term. Supplier will use the Forecasts for managing the production, inventory and distribution level of the relevant Products and packaging and, notwithstanding any other provision of this Agreement, any inventory acquired by the Supplier without Customer authorization in excess of the specified levels in the Forecasts is the sole responsibility of Supplier with the exception of the minimum order quantity and standard pack quantity for each Material. The Parties will agree upon a maximum lead-time (Purchase Order receipt to ship date) for each Product. Supplier shall satisfy the required production quantity within the established lead times subject to material availability and the flexibility parameters as specified in this Agreement. Supplier will immediately advise Customer if it cannot comply with any lead-

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time. Supplier will provide to Customer a copy of Supplier’s manufacturing calendar for the current year and next year which presents all known/planned holiday and factory shutdowns.

2.6	Materials Procurement. Supplier will order materials based on vendor quoted lead-times plus five (5) business days for purchase order placement and material receipt process time.

2.6.1
Customer will commit, as described in this Section, to all Material relating to the 12 month Forecast subject to the lead-time requirements in section 2.6. Supplier agrees to supply Customer with a list of Materials including what items it deems to be long-lead material constituting greater than six (6) month lead times (“Long-Lead Material”) and their respective line item costs before making any purchases. Supplier agrees that any Long-Lead Materials purchases made by Supplier shall not exceed the minimum amount of Long-Lead Material needed to fulfill the Forecast considering the applicable lead times for such items. Customer agrees that Supplier will place orders with vendors to standard pack quantities and minimum order quantities as defined by such vendors which may exceed Customer’s forecasted demand. If the Material that has been purchased in accordance with this Section 2.6 has not been consumed by a Purchase Order prior to the discontinuance of the relevant Product or termination of this Agreement, Customer will purchase the Material at a price equal to the actual and direct cost of such items.

2.6.2
Customer shall purchase on a quarterly basis all Obsolete Material from Supplier at its actual and direct cost. “Obsolete Material” shall mean Material, sub-assemblies or final Product(s) that do not have demand in the 12-month Forecasts. Excess Material shall be managed through an inventory deposit agreement as described in Exhibit 14, not to exceed the maximum warehouse space agreed by Parties. “Excess Material” means Material, work in progress (“WIP”) or Product(s) in Supplier’s inventory for more than [*****] and which were ordered, purchased or manufactured based on a Forecast or Purchase Orders or other written instruction by Customer to Supplier.

2.6.3
For the purposes of this clause: i) “NCR Unique” means Materials designed, manufactured and sold only to, or as designated by, Customer; and ii) “Opened or NCNR Materials” means Materials that Supplier has on hand that are NCR Unique and which are already in the Supplier’s possession and are non-returnable because they have been removed from packaging or were ordered under non-cancellable or non-refundable orders. Supplier shall on a monthly basis provide Customer with a list of all Excess Material. Customer shall direct Supplier to either retain the Excess Materials in inventory or use Commercially Reasonable Efforts to assist Customer in minimizing Customers liability by taking the following steps:

2.6.3.1	As soon as is commercially practical reduce or cancel orders to the extent contractually permitted;

2.6.3.2	Return all Materials to the extent contractually permitted;

2.6.3.3	Make all Commercially Reasonable Efforts to sell Materials other than NCR Unique to third parties or Supplier’s other customers; and

2.6.3.4	Assist Customer to determine whether current work in progress should be completed, scrapped or shipped "as is."

3.	Third Party Contracts - Compliance, Substitutions and Additions

3.1
Supplier agrees to purchase all raw materials, components and parts for the manufacture of the Products in accordance with Customer’s approved vendor’s list set forth in the “Approved Vendors” Exhibit and to the extent applicable pursuant to the designated Third Party Contracts (“Materials”). Any use by Supplier of any Materials, goods, parts or services provided by approved vendors and/or under designated Third Party Contracts shall be limited to fulfilling the requirements of this Agreement. To use other vendors of Materials and services, Supplier must obtain Customer’s prior written consent, which consent shall normally be provided within sixty (60) days and, in any event, shall not be unreasonably withheld or delayed. Supplier will provide Customer reasonably sufficient

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information, subject to confidentiality obligations, to assess the benefits of procuring Materials and services under agreements between Supplier and Third Parties (including Customer receiving the benefit of Supplier’s most favorable Third Party vendor arrangements and obtaining favorable pricing by aggregating volumes of Supplier, Customer, Customer Group and other of Supplier’s clients). Supplier’s use of such agreements shall be conditioned on and subject to (i) Supplier complying with the terms and conditions of such agreements; (ii) unless prohibited by the applicable Third Party vendor agreement and at all times subject to confidentiality requirements between Supplier and its vendors, [*****]; and iii) Supplier retaining responsibility for curing any breaches of such agreements. Notwithstanding anything in this Agreement to the contrary, it is the express intention and agreement of the Parties that Supplier shall facilitate Customer Group to benefit from agreements between Supplier and Third Parties for orders issued under this Agreement.

3.2
Supplier shall adhere to the applicable product and services standards provided in writing by Customer and Minimum Contractual Requirements specified by Customer or set forth in the “Statement of Work - Manufacturing Services and Specifications” Exhibit and shall not deviate from such standards and Minimum Contractual Requirements without Customer’s prior approval. To the extent an authorized Customer’s representative specifies the third party vendor, pricing and/or other terms and conditions for procuring products or services on behalf of Customer or Customer Group, Supplier shall not deviate from such instructions without Customer’s prior approval. Customer has established Minimum Contractual Requirements for use by Supplier in connection with its procurement of products and services on behalf of Customer. Contracts that do not comply with the Minimum Contractual Requirements will require Customer’s express written waiver of each deviation from the Minimum Contractual Requirements. For the avoidance of doubt, Supplier is obligated to provide express written notice to Customer that a contract with a third party vendor does not or will not meet the Minimum Contractual Requirements and following receipt of such written notice, the addition of a third party vendor by Customer to Customer’s approved vendor list shall constitute Customer’s express written waiver. The Parties acknowledge and agree that Customer shall retain authority over strategic direction for the Services (including the authority to [*****]) and the right to [*****].

3.3
To the extent that Customer provides Supplier with access to or use of leased equipment, licensed Software and/or services and/or resources subject to Third Party Contracts for which Customer retains legal responsibility, Supplier shall, and shall cause its subcontractors, to comply with all the obligations under the Third Party Contracts applicable to such leased equipment, licensed Software and/or services and/or resources which are not payment obligations specifically retained by Customer; provided, however, that Supplier will only be obligated under this Section 3.2 with regard to the Third Party Contracts to the extent the obligations thereunder are disclosed to Supplier. Supplier shall cease use of such items upon expiration or termination of the Agreement or as required by Customer consistent with the terms of the Agreement. To the extent provided to Supplier by Customer prior to execution of the Agreement, Supplier shall be deemed to have reviewed and accepted the obligations under such Third Party Contracts.

3.4
Customer may substitute or add Third Party Contracts, or delete Third Party Contracts, including requiring Supplier to designate Materials to be purchased under a specific Third Party Contract with a designated vendor. If Customer requests a substitution of any Third Party Contracts for which Supplier has financial responsibility according to the “Charges” Exhibit, [*****] under the Third Party Contracts being replaced.

3.5
If Customer requests deletion of any Third Party Contracts for which Supplier has financial responsibility and does not immediately substitute any other new Third Party Contracts therefor, Customer may, at its option, [*****]. Supplier will provide Customer with the support documentation necessary to permit Customer to evaluate the decision to replace such Third Party Contracts.

3.6	If Customer adds any Third Party Contract(s), Parties shall negotiate the impact on the Charges in accordance with the Change Control Process. To the extent Supplier is relieved of payment

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obligations to any third party vendor, as a result of any substitution, addition, or deletion under this Section 3, Customer shall receive a credit against the Charges in the amount of such reduction.

3.7
To the extent Third Party Contracts described in this Section 3 are not provided to Supplier prior to the Effective Date, Customer shall use Commercially Reasonable Efforts to provide such Third Party Contracts to Supplier as soon as practicable. Within thirty (30) days after such Third Party Contracts are provided to Supplier, Supplier will identify any terms and conditions that Supplier believes are impracticable for it to comply with or that are not commercially reasonable. No terms or conditions shall be identified by Supplier as impracticable to comply with or not commercially reasonable if such terms or conditions are similar in content to the terms and conditions in Third Party Contracts previously accepted by Supplier with respect to other Third Party Contracts under similar facts and circumstances. If Supplier identifies any such problematic terms and conditions, Customer will use Commercially Reasonable Efforts to modify the terms and conditions in the Third Party Contracts to Supplier’s reasonable satisfaction. If Supplier does not identify any such problematic terms and conditions within thirty (30) days after receipt of such Third Party Contracts, the provisions of Section 3.2 shall apply with respect to Supplier’s compliance with the obligations under such Third Party Contracts. If Customer is unable to modify to Supplier’s reasonable satisfaction any problematic terms and conditions, the Parties shall use Commercially Reasonable Efforts to determine and adopt such alternative approaches as are necessary and sufficient to provide the Services without requiring Supplier to use such Third Party Contracts. If such alternative approaches are required for a period longer than ninety (90) days following the Commencement Date, the Parties shall equitably adjust the terms and Charges to reflect any additional costs being incurred by the Parties and any changes to the Services.

3.8
Supplier agrees to work with Customer to support the development, deployment, and ongoing operations of computer systems at Supplier as required to support the manufacturing and product fulfillment processes. Supplier furthermore recognizes Customer’s intention to deploy an Enterprise Resource Planning System and associated Order Management System at Supplier to be operated by Supplier Personnel.

4.	Specifications

4.1
All Products provided by Supplier hereunder must be produced in strict compliance with the specifications detailed in the “Statement of Work - Manufacturing Services and Specifications” Exhibit or any superseding specifications issued by Customer (individually or together, the “Specifications”); provided, however, that Supplier shall receive reasonable prior written notice of any such superseding Specifications. All Products delivered to Customer under this Agreement must be in conformance with the Specifications

4.2
Supplier will provide samples of each model Product, replacement parts, accessory items and its packaging (“Samples”). Samples shall be manufactured using the production process (including production tooling) and must conform to the Specifications and Legal Requirements. The Samples may be inspected by Customer and Supplier will be advised of changes, if any, which need to be made before production, and/or packaging of Products may be commenced. Supplier will provide a list of service parts if requested by Customer. The final approved Samples shall supplement the Specifications to which the Products shall strictly conform. All Sample requests and fulfillment will be subject to mutual agreement on costs and delivery.

4.3
Customer reserves the right at any time to direct changes to drawings and Specifications of the Products or otherwise to change the Products covered by this Agreement or any Purchase Order, including with respect to such matters as inspection, testing, and quality control, and Supplier agrees to make all such changes promptly. Any change requests and fulfillment of such change requests shall be made in accordance the Change Control Process as described in Section 30.4.

4.4
Supplier must obtain the written consent of Customer before making any substitutions, improvements, modifications, or changes to any of the Products. Customer may grant or withhold its consent to such substitutions, improvements, modifications, or changes, in its sole discretion.

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Supplier must receive Customer’s consent to any substitutions, improvements, modifications, or changes through Customer’s change and qualification process in effect at the time of the proposed change and the Change Control Process as described in Section 30.4.

5.	Packaging, Enclosures and Marking Specifications

5.1	Supplier shall pack, mark and ship Products properly in accordance with the Specification provided by Customer.

5.2
Each Product and its packaging shall bear an appropriate country of origin legend and the appropriate trademark notice (® or ™) adjacent any Customer registered or common law trademark used as set forth in the Specifications.

5.3
In the event that Customer instructs Supplier to provide the content for the packaging (e.g., claims regarding performance of the Products or benefits the user of the Products receives), Supplier shall substantiate all claims made by Supplier with respect to the Products. Such substantiation shall be provided to Customer with the Samples and shall demonstrate that such claims are compliant with all applicable Legal Requirements, including, but not limited to, Federal Trade Commission and European Union regulations, as instructed by Customer. Additionally, upon request by Customer, Supplier will provide Customer with a list of any chemicals and substances used in its manufacturing process that are governed by the State of California’s Health & Safety Code Section 25249.6, otherwise known as California Proposition 65 or any similar law of any other State or locality of the United States, Province or locality of Canada or of any country or subdivision thereof in which the Products are intended to be sold to consumers. In the event that Customer instructs Supplier to provide the content for the packaging, Supplier shall ensure that the packaging is in compliance with any and all other environmental labeling, reporting, disclosure and registration requirements imposed by any governmental body with respect to the chemicals and substances in its manufacturing process as instructed by Customer.

5.4
In the event that Customer provides the packaging for Products, Supplier agrees that it will not use Customer packaging in any manner except in connection with the Services and manufacture of the Products covered by this Agreement. Further, Customer has no obligation to mark such packages with information concerning Supplier’s Intellectual Property rights.

6.	Shipment, Delivery, and Title

6.1
Supplier shall make deliveries of Products in the quantities and at the times and locations as are specified in the Purchase Orders or as otherwise mutually agreed between the Parties. For orders of Products where quantities or delivery schedules are not specified in a Purchase Order or by Customer or are modified by Customer, subject to Section 2.1, Supplier shall deliver Products in such quantities and at such times as Customer may direct in subsequent or modified Purchase Orders, receipts, schedules, or releases.

6.2	Unless otherwise mutually agreed by the Parties, Products are to be delivered FCA (Incoterms 2010) to the point specified in the Purchase Order.

6.3	Customer shall not be required to make payment for Products delivered to Customer that are in excess of quantities specified in the applicable Purchase Order.

6.4
If all or any portion of an order is not delivered within [*****] of the delivery date(s) agreed between the Parties for commitments made within fifteen (15) days of the delivery date due solely to an act or omission Supplier (“Delay”), then Customer may [*****]:

6.4.1	Require Supplier to ship the order via premium means (such as air freight, including overnight air freight) at Supplier’s expense; limited to [*****] of the total cost of the affected Products.

6.4.2	[*****]

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6.5
Supplier shall promptly notify Customer in writing of any Delay or anticipated Delay on shipment of items purchased. Supplier must obtain the prior written consent of Customer for alternate Product substitution in accordance with Section 4.4.

6.6
The Parties understand and agree that at all times during the Term hereof, Supplier shall own Products until delivered to Customer. Title shall transfer to Customer at the FCA (Incoterms 2010) point designated in the applicable Purchase Order.

6.7
The Parties understand and agree that at all times during the Term hereof, Supplier shall assume and bear the risk of loss for all Products until they are tendered to Customer’s carrier or freight forwarder at the FCA (Incoterms 2010) point designated in the applicable Purchase Order in accordance with the terms of this Agreement.

7.	Quality Assurance; Product Inspection

7.1
Supplier shall comply with all quality assurance procedures specified by Customer and agreed with Supplier, and from time to time Customer may conduct additional testing of the Products or of Product samples provided by Supplier to ensure that the Products satisfy the standards of the Specifications. Supplier agrees that Customer shall have the right, at Customer cost and expenses, to visit and enter Supplier’s facility at reasonable times to inspect the facility, goods, materials, and any property of Customer covered by this Agreement or any Purchase Order and [*****], including any and all of Supplier’s test data.

7.2
Supplier agrees to maintain, and provide copies to Customer if requested, test data documentation that shall accurately measure and ensure compliance with critical dimensions, material composition (as necessary) to evidence compliance with the Specification or law, and other critical requirements provided by Customer on the Specifications. Supplier shall maintain such test data documentation for a period of 5 years from the date of expiration or termination of this Agreement or date of final shipment of Products, whichever is later.

7.3	Customer shall have the right to inspect Products both prior to shipment and at the ultimate destination to determine if the Products conform to the Specifications.

7.4
Based upon its inspection and testing at its ultimate destination, Customer may reject any shipment or part thereof which in the discretion of Customer allegedly does not meet all of the Specifications, the Legal Requirements, the packaging requirements, the quality control requirements, or any other term or condition of this Agreement. Customer will notify Supplier of any such rejection and provide Supplier evidence of such alleged non-conformance and the reasons for the such rejection. Customer will hold the Product and allow Supplier to verify such claim of non-conformance which in no event shall take more than [*****]. Upon mutual agreement, Supplier will credit back any charges and both Parties will agree on a suitable disposition of the Product per the remedies set forth in Section 16 and the Support Services Exhibit.

7.5	To the extent Customer rejects Products as allegedly non-conforming, Customer will follow the RMA Procedure set forth in the Support Services Exhibit.

7.6
Inspection of Products by Customer whether during manufacture, prior to delivery, or within a reasonable time after delivery, and whether at Supplier’s facility or at any other location, shall not constitute acceptance of any work-in-progress or of any finished goods. Further, acceptance of such Products shall not relieve Supplier of its warranty obligations under Section 16.

7.7	Supplier is responsible for arrangement of transport and cost of shipment for Products shipped, in accordance with Section 7.5, to replace Defective Products in accordance with Section 16.4.

8.	Performance/Service Levels/Service Level Credits

8.1
Starting on the Commencement Date, Supplier agrees to perform and provide the Services in a manner that shall meet or exceed each of the applicable Service Levels and other requirements set forth in the “Service Levels” Exhibit, subject to the limitations and in accordance with the

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provisions set forth in the Agreement, and to standards satisfied by well-managed operations performing services similar to the Services.

8.2
In addition to any other right or remedy of Customer at law or in equity, if Supplier fails to provide the Services in accordance with the Service Levels, Customer shall have the right in each such instance (i) to have Supplier apply the resulting Service Level Credits against the fees owed to Supplier [*****], and (ii) to pursue a claim(s) against Supplier for the damages incurred by Customer based on such failure to perform by Supplier for [*****].

8.3
Supplier shall perform and deliver to Customer within [*****] of a Service Level Default a root cause analysis for any incident that contributes to the occurrence of a Service Level Default and, shall use Commercially Reasonable Efforts to correct any and all failures causing and/or contributing to the occurrence of a Service Level Default and thereafter satisfy the applicable requirements set forth in the Agreement (including Critical Service Level(s) and Key Measurement(s)). At the request of Customer, and upon any failure to satisfy any Critical Service Level or Key Measurement for any month, Supplier shall: (i) perform an analysis to identify the cause(s) of such failure, (ii) provide Customer with a written report of the results of such analysis and the procedure for correcting the failure, and (iii) keep Customer informed of the status of Supplier’s remedial efforts with respect to the failure. Supplier shall provide the required report within 30 days of the applicable Critical Service Level(s) or Key Measurement(s) failure, or within such other timeframe as is reasonably requested by Customer. Supplier shall prepare and deliver to Customer, on a monthly basis, a report describing Supplier’s performance of the Services with respect to Supplier’s attainment of the Service Levels as set forth in the “Service Levels” Exhibit. Such report shall be delivered to Customer not more 15 business days following the end of each month.

8.4
Subject to Customer’s prior approval, Supplier shall implement the necessary measurement and monitoring tools and procedures required to set baseline measurements and to measure and report Supplier’s performance of the Services against the Service Levels, Key Measurements and other requirements set forth in the “Service Levels” Exhibit as such standards and levels may be developed, modified and changed during the Term and as the Services may evolve and be supplemented and enhanced during the Term. Such measurement and monitoring shall permit reporting at a reasonable level of detail sufficient to verify compliance with the Service Levels and other requirements set forth in the “Service Levels” Exhibit and application of any attendant Service Level Credits. Supplier shall prepare and maintain detailed records regarding its compliance with the Service Levels and other requirements set forth in the “Service Levels” Exhibit and/or applicable Statement of Work and the determination and application of attendant Service Level Credits, and shall permit Customer and its designees access to all such records for the purposes of performing verifying audits, planning and identifying possible process improvements. Upon request, Supplier shall provide Customer with information and reasonable access to such tools and procedures, and the records relating thereto, for purposes of verification of the reported performance levels.

9.	Audit Rights.

9.1
Contract Records. Supplier shall maintain complete and accurate records of, and supporting documentation for, [*****] created, generated, collected, processed or stored by Supplier in the performance of its obligations under this Agreement (“Contract Records”). Supplier shall maintain such Contract Records in accordance with applicable Legal Requirements and the terms of this Agreement. Supplier shall retain Contract Records in accordance with Supplier’s record retention policy, but subject to any longer term length in Customer’s record retention policy (as such policies may be modified from time to time and provided to Customer or Supplier in writing as the case may be) during the Term and thereafter through the end of the fifth (5th) full year after the year in which Supplier stopped performing any Services (the “Audit Period”).

9.2
Operational Audits. Upon reasonable advance notice (which shall be no longer than 48 hours), during the Audit Period, Supplier shall provide to Customer (and internal and external auditors, inspectors, regulators and other representatives authorized by Customer that Customer may designate from time to time (collectively, “Customer Auditors”), access at reasonable business

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hours and at Customer’s expense, to Supplier Personnel, to the facilities at or from which Services are then being provided and to [*****], all to the extent relevant to the Services and Supplier’s obligations under this Agreement. Such access shall not be withheld for audits concerning Customer’s adherence to regulatory requirements and Supplier’s adherence to Legal Requirements. Such access shall be provided for the purpose of performing audits and inspections to (i) verify the integrity of Customer Data, (ii) examine the systems that process, store, support and transmit that data (including system capacity, performance and utilization), (iii) examine the [*****] and the security, disaster recovery and back-up practices and procedures, (iv) examine Supplier’s performance of the Services, (v) verify Supplier’s reported performance against the applicable Service Levels, (vi) examine Supplier’s measurement, monitoring and management tools and (vii) enable Customer to meet applicable legal, regulatory and contractual requirements. Supplier shall (1) provide any assistance reasonably requested by Customer Auditors in conducting any such audit, including installing and operating audit software, (2) make requested personnel, records and information available to Customer Auditors and (3) in all cases, provide such assistance, personnel, records and information in an expeditious manner to facilitate the timely completion of such audit. If an audit reveals a material breach of this Agreement then, without limiting Customer’s other remedies under this Agreement Supplier shall promptly reimburse Customer for the actual cost of the auditor, including auditor’s fees. During the Audit Period, Supplier shall [*****]; provide to Customer Auditors access at reasonable hours to Supplier Personnel and to Contract Records [*****] to the extent relevant to the performance of Supplier’s obligations under this Agreement to (i) verify the accuracy and completeness of Contract Records, (ii) [*****]. If any such audit reveals an overcharge by Supplier, and Supplier does not successfully dispute the amount questioned by such audit, Supplier shall promptly pay to Customer the amount of such overcharge, [*****].

9.3
Customer shall provide Supplier with a full and complete copy of any audit document on which it relies to claim a breach of the Agreement by Supplier drafted by Customer or its representative (excluding Customer’s customers) and such audit shall be kept confidential, except to the extent necessary to enforce the terms of this Agreement.

9.4	General Procedures.

9.4.1
Supplier shall make all Commercially Reasonable Efforts to obtain audit rights equivalent to those specified in this Section 9 from all subcontractors and shall cause such rights to extend to Customer Auditors.

9.4.2
In performing audits, Customer Auditors shall endeavor to avoid unnecessary disruption of Supplier’s operations and unnecessary interference with Supplier’s ability to perform the Services in accordance with the Service Levels.

9.4.3
Customer Auditors shall be given adequate private workspace in which to perform an audit, plus access to photocopiers, scanners, telephones, computer hook-ups and any other facilities or equipment needed for the performance of the audit.

9.5	Supplier Internal Audit. If Supplier determines as a result of its own internal audit that it has overcharged Customer, then Supplier shall promptly pay to Customer the amount of such overcharge

9.6
Supplier Response. Supplier and Customer shall meet promptly upon the completion of an audit conducted pursuant to this Section 9 (i.e., an exit interview) and/or issuance of an interim or final report to Supplier and Customer following such an audit. Supplier shall respond to each exit interview and/or audit report in writing within thirty (30) days, unless a shorter response time is specified in such report. Supplier and Customer shall develop and agree upon an action plan to promptly address and resolve any deficiencies, concerns and/or recommendations identified in such exit interview and/or audit report and Supplier, at its own expense, shall undertake remedial action in accordance with such action plan and the dates specified therein to the extent necessary to comply with Supplier’s obligations under this Agreement.

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9.7
Supplier Response to External Audits. If an audit by a governmental body, standards organization or regulatory authority having jurisdiction over Customer or Supplier results in a finding that Supplier is not in compliance with any applicable Legal Requirement or standard, including any generally accepted accounting principle or other audit requirement relating to the performance of its obligations under this Agreement, Supplier shall, at its own expense and within the time period specified by such auditor, address and resolve the deficiency(ies) identified by such audit governmental body, standards organization or regulatory authority to the extent necessary to comply with Supplier’s obligations under this Agreement.

10.	New Services

10.1
During the Term, Customer may request Supplier to perform one or more New Services. Further, Customer’s request for a New Service may include a request for Supplier to correspondingly reduce or eliminate one or more existing elements of the Services then being provided that are being replaced by the New Services. In such event, Supplier shall determine the resources and expenses related to the element or elements of the Services being reduced or eliminated and those required for the New Services being added.

10.2	Customer may engage Supplier to perform additional New Services in the manner set forth below:

10.2.1
Customer may initiate a request for New Services (a “Request”) by providing such Request in writing to Supplier. Supplier may (except as provided below with regard to Requests pursuant to Section 17.6.1), within the timeframe specified in such Request (which, shall be no longer than thirty (30) days, prepare and deliver to Customer a proposal, that is responsive in all respects to such Request (a “Proposal”); provided, however, that Supplier will notify Customer in writing within a reasonable timeframe of receiving a Request if it does not intend to submit a Proposal or would require a longer period of time to prepare the Proposal.

10.2.2
Supplier shall perform all due diligence necessary to provide to Customer a full, complete, and unqualified Proposal. Customer will provide assistance and information as reasonably requested by Supplier.

10.2.3
Once submitted to Customer, a Proposal shall constitute an offer by Supplier to perform the Services on the terms set forth therein and shall be irrevocable for the time period stated in the Proposal or if no time period is stated then ninety (90) days from Customer’s receipt of the Proposal unless Customer has begun an active negotiation between the Parties or a counterproposal has been offered, which such period of irrevocability shall continue throughout said negotiations.

10.2.4
Customer shall not be liable for any Supplier charges or costs (including, but not limited to, Supplier’s due diligence, preparation, administration, budgeting, design, and performance efforts) relating to a Statement of Work prior to its execution, unless such effort was expressly chargeable under a separate Statement of Work or otherwise agreed between the Parties.

10.3
The Parties acknowledge and agree that the Services will evolve over time and that changes during the Term in functions, responsibilities and tasks, and the method and manner of the delivery of the Services will not be deemed to be New Services, unless the Parties have followed the procedures for authorizing New Services set forth in this Section 10 and have entered into an Amendment to the Agreement as required by Section 41 (Entire Agreement, Updates, Amendments and Modifications) of this Agreement.

10.4
No portion of any Proposal submitted by Supplier to Customer under the terms set forth in Section 10.2 or otherwise shall be considered Company Information of Supplier; provided, however all pricing proposals requested by and provided to the members of Customer Group by Supplier in a written form and marked as confidential shall be kept confidential by the members of Customer Group according to the terms of this Agreement.

11.	Charges/Payment

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11.1
Supplier’s fees for each Product and the Services (the “Charges”) shall be as set forth in the “Charges” Exhibit or other mutually agreed document between the Parties, subject to adjustment in accordance with any formula(e) or cost index or indices that may be further described and detailed in the “Charges” Exhibit. Customer acknowledges that the fees for each Product under the “Charges” Exhibit were created using Customer provided assumptions, including but not limited to cost of Bill of Materials, product assembly and test cycle times, freight in charges, and annual volumes. In cases where Customer provided assumptions change, Supplier is eligible for an equitable adjustment of pricing to reflect the new assumptions in order to achieve expected margins on the business, and as mutually agreed by both parties’ Principle Representative. Supplier shall deliver each Product to Customer at the Charges calculated in accordance with this Section 11.1. For the avoidance of doubt, Customer’s End Users will not purchase the Products or bear any payment obligations to Supplier under this Agreement.

11.2
Supplier agrees to seek ways to reduce the cost of manufacturing Products by methods such as elimination of components, obtaining alternate sources of materials, redefinition of specifications, and improved assembly or test methods. Customer would receive [*****] of any cost reductions identified by Customer. For cost reductions identified through Supplier’s internal efforts, the savings will be [*****].

11.3
Supplier agrees that each of the Charges has been arrived at with the use of Customer provided assumptions under the “Charges” Exhibit, without the purpose of restricting competition and without any consultation, communication, or agreement with any other supplier or any of Supplier’s competitors relating to (i) the Charges, or (ii) the methods or factors used to calculate the Charges.

11.4
Supplier agrees (i) to render promptly after each delivery of Products a correct and complete invoice to Customer at origin of purchase order, such invoice to include relevant Customer and End User, if applicable and available, Item and Part number(s) and Product code(s) and quantities that apply to such invoice; and (ii) to accept payment by wire transfer or any other method agreed between the Parties.

11.5
Payment of all invoices shall be [*****] days from date of invoice. The payment terms shall be as set forth on the Cover Page, or if not stated, shall be as specified in the Purchase Order. Customer will not be entitled at any time to set off or recoup against sums payable by Customer to Supplier unless authorized by Supplier.

11.6
All Purchase Orders and payments between the Parties shall be made in U.S. dollars, unless otherwise agreed by the Parties. If the Parties agree to make payment in any currency other than U.S. dollars the Parties agree there will be a foreign exchange reconciliation process as: The exchange rate against the U.S. Dollar will be established with the applicable foreign currency on the second Thursday of the last month of each calendar quarter of the FX Period (i.e. March, June, September and December) based on the spot exchange rates published in the Wall Street Journal (spot exchange rate at 5 pm EST from source, e.g. New York closing snapshot), [*****] The supplementary invoice or credit for the aforementioned reconciliation should be settled within five (5) days.

12.	Taxes
The Charges contained in this Agreement are exclusive of any and all taxes, fees, duties or governmental impositions whatsoever, including, without limitation, any and all customs duties and sales, use, excise, value-added, consumption and similar taxes, that may be levied as a result of the sale or delivery of any Product under this Agreement. Supplier will charge taxes separately on its invoices on all sales for which Customer has not provided valid exemption documentation. Supplier’s invoices shall state all applicable taxes, if any, by tax jurisdiction and with a proper breakdown between taxable and non-taxable Products. Supplier assumes responsibility to timely remit all tax payments to the appropriate governmental authority in each respective jurisdiction. Supplier and Customer agree to cooperate to minimize, wherever possible and appropriate, any applicable taxes, and provide reasonable notice and cooperation in connection with any audit.  Upon Customer request, Supplier will deliver the appropriate documentation as required

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by the corresponding jurisdictional tax laws, within 15 business days from such request. Supplier will reimburse Customer for any claims by any jurisdiction relating to taxes paid by Customer to Supplier; and for any penalties, fines, additions to tax or interest thereon imposed as a result of Supplier’s failure to timely remit the tax payment to the appropriate governmental authority in each respective jurisdiction. Supplier shall also reimburse Customer for any claims made by a taxing jurisdiction for penalties, fines, additions to tax and the amount of interest thereon imposed with respect to Supplier's failure to invoice Customer for the correct amount of tax, provided such failure is not the result of Supplier’s reasonable reliance on exemption documentation delivered to Supplier by Customer. Supplier shall be responsible for all taxes based upon its personal property ownership and gross or net income.

13.	Safety Approval
Supplier will provide all appropriate and required assistance to cause the products to meet and continue to meet the various legal requirements, Underwriters’ Laboratories (“UL”) and any other applicable industry body standards, and all U.S., federal, state and local governmental regulations applicable to the Products, including, but not limited to: if applicable; Canadian Standards Association (“CSA”) and all Canadian federal, provincial and local governmental requirements, including applicable Health Canada regulations for Products to be sold in Canada, if applicable; European Union governmental requirements and directives for Products to be sold in Europe, if applicable; and any other comparable laws and regulations of any country or subdivision thereof to which the Products are intended to be sold to End Users. Any cost related for such assistance, samples and requested changes will be quoted to Customer and mutually agreed prior to providing such service.

14.	Legal Requirements

14.1
Supplier shall apply for and obtain any and all licenses, permits, approvals, and other authorizations from, and shall make all filings, notifications, and registrations with, all governmental and industry authorities and agencies as are necessary or appropriate in relation to the performance of the Services and Supplier’s manufacturing operations. Any and all certifications or compliance requirements that are unique to the Products (and which are not applicable to a manufacturer generally) will be identified to Supplier by Customer in the Specifications or Customer Compliance Policies. Supplier shall also, with Customer’s approval, and at Customer’s expense, modify the Services pursuant to the Change Control Process and in a timely manner as necessary to conform to any changes to such Product specific requirements. Supplier further represents, warrants and covenants that it shall strictly comply, with all laws, rules, regulations, policies, procedures, standards and orders, of whatever kind and nature of all applicable governmental and industry bodies, now or hereafter in effect, applicable to Supplier’s , and/or any of its subcontractors’ in its and/or their capacity as a subcontractor to Supplier, in providing the Services provided hereunder and/or (ii) applicable to corporations generally (e.g., environmental laws),(collectively, the “Legal Requirements”), and that it shall pay all fees and other charges that may be required in order to comply with all such laws, rules, regulations, policies, procedures, standards and orders. Supplier acknowledges receipt of and agrees to strictly adhere to Customer Compliance Polices, including without limitation, the NCR Supplier Quality Manual, each as amended from time to time, which are incorporated herein in its entirety by this reference. Supplier shall execute and deliver the certificate within the “Customer Policy Compliance Certificate” Exhibit simultaneously with the execution of this Agreement.

14.2
In no event will Supplier employ oppressive child labor or engage in oppressive industrial home work. Customer reserves the right to investigate any potential violation of law or this provision in accordance with Section 9. This right to investigate includes, but is not limited to, the right of Customer, or its representatives or customers, to inspect, without prior notice, Supplier’s manufacturing facilities to ensure compliance with this Section 14.

14.3
In the event that Supplier is notified (by the applicable governmental or industry body or by Customer) that Supplier is not in compliance with any Legal Requirement relating to the performance of its obligations under this Agreement, then Supplier shall notify Customer and, at its sole expense and within whatever time period is specified by any applicable governmental or industry body or, if none,

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promptly comply with such Legal Requirement. Further, Supplier must notify Customer of any inspections of its facilities, equipment, or personnel by any governmental or industry body and must provide Customer with a copy of the results of any such inspection and of any corrective action required or recommended by such body, within a reasonable time period of having received such results and requirement or recommendation.

14.4
Customer shall have the right to request test reports and documentation to ensure compliance with this Section 14. Customer may require additional reports, conduct audits and/or request adequate assurances from Supplier if at any time thereafter Customer has a reasonable belief that Supplier is noncompliant with this Section 14. Such audits or inspections shall be conducted in accordance with Section 9.

14.5
Customer will indicate in the Specifications where Product or Material must comply with particular country federal, state and other governmental regulations in effect at the time of manufacture, including without limitation the 1990 Clean Air Act, CTPAT, RoHS, WEEE, and FCC regulations, and will provide Specifications that comply with such regulations. Supplier will use specified Material which meets the Specifications and assemble the Product in accordance with Specifications. Where Supplier knows or suspects that parts or Material being produced by a materials vendor that provided Supplier or Customer with a certification of compliance with any regulatory obligation does not meet such certification standards, Supplier will immediately inform Customer.

14.5.1
“Materials Declaration Requirements” means any requirements, obligations, standards, duties or responsibilities pursuant to any environmental, product composition, ecodesign (Directive 2009/125/EC), energy use, energy efficiency and/or materials declaration laws, directives, or regulations, including international laws and treaties regarding such subject matter; and any regulations, interpretive guidance or enforcement policies related to any of the foregoing.

14.5.2
Where Customer notifies Supplier in writing, including by inclusion in the Specifications, that the Product is subject to Materials Declaration Requirements, Supplier will procure only Materials for which Supplier’s vendor has submitted a Materials Declaration and properly labeled in accordance with the Materials Declaration Requirements. Where Customer has indicated the use of Approved Vendors (as defined in Exhibit 3), Supplier agrees to procure Materials from such providers or secure Customer’s written approval to procure Materials from an alternative source. It is accepted and agreed that for Materials:

14.5.2.1
Customer is responsible for notifying Supplier in writing of the specific Materials Declaration Requirements that Customer determines to be applicable to the Product and shall be solely liable for the adequacy and sufficiency of such determination;

14.5.2.2	The compliance of the Products with Materials Declaration Requirements is the responsibility of Customer;

14.5.2.3	Customer is ultimately and solely responsible for ensuring that any Materials used in the Products, the Product itself, are compliant with applicable Materials Declaration Requirements;

14.5.2.4
Where Supplier uses a Materials vendor which is not an Approved Vendor and which vendor does not directly certify compliance with the Materials Declaration Requirements, Supplier will request such certification from the vendor. To the extent that the vendor refuses to provide Supplier with such certification, Supplier will inform Customer to allow Customer the opportunity to select a different vendor.

14.5.3
Supplier represents and warrants that (i) Supplier shall comply with all Legal Requirements regarding the handling, labeling, packing, transportation, processing, use and/or disposal of hazardous materials, including lithium batteries, and (ii) Supplier has provided its personnel with sufficient training on the handling, labeling, packing, transportation, processing, use and disposal of hazardous materials that are an ingredient or a part of the

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Products, including lithium batteries, in order for Supplier and its personnel to exercise that measure of care and precaution that will comply with any applicable Legal Requirements and prevent bodily injury or property damage in the handling, labeling, packing, transportation, processing, use and/or disposal of the Products, containers and packaging. In addition, Supplier represents and warrants that Supplier shall provide any special handling instructions as may be necessary to advise logistics providers, and handlers of the Products and their personnel of how to comply with any applicable Legal Requirements and prevent bodily injury or property damage in the handling, labeling, packing, transportation, processing, use and/or disposal of the Products, containers and packaging.

15.	Facility Inspection

15.1
Supplier agrees to allow Customer’s representatives or their authorized agents or End Users, upon reasonable advance notice, during regular business hours and at its expense to enter Supplier’s premises to inspect the premises, the manufactured Products, and the means for manufacturing Products, including, but not limited to, all reasonably requested [*****]. Supplier is responsible for correcting any deficiencies identified by Customer’s inspection prior to the production and delivery of the Products. Customer shall cause each of its employees, agents and authorized representatives who have access to Supplier’s facilities, to maintain, preserve and protect all Confidential Information of Jabil and the confidential or proprietary information and technology of Supplier’s other customers.

15.2	Notwithstanding any of Customer’s other rights, Customer reserves the right to cease doing future business with Supplier if Supplier unreasonably refuses to allow inspection of its facilities.

15.3
Not less than once a year, upon Customer’s request, Supplier shall provide a copy of its financial statements to Customer.  Financial statements shall mean Supplier’s income statement, balance sheet and cash flow statement.  Financial statements must be audited by an independent third party accountant and shall be in compliance with local accounting rules or Generally Accepted Accounting Principles (GAAP) as used in the United States. The third party auditor must provide an unqualified opinion of the financial statements and such opinion shall be included with the financial statements delivered to Customer.  The financial statements shall be created or translated into English and all amounts must be in United States Dollars.

16.	Services Warranty

16.1
Supplier expressly represents and warrants to Customer, for a period of [*****] (“Warranty Period”) of the date of Delivery, that the Products shall be free from defects in workmanship measured by [*****] and any other standard agreed in the “Statement of Work - Manufacturing Services and Specifications”; and that the Products from delivery shall strictly conform to the Specifications (“Services Warranty”) furnished to or by Customer.

16.1.1
Supplier shall diligently and continuously improve the performance and delivery of the Services and the elements of the policies, processes, procedures and systems that are used to perform and deliver the Services, subject to the approval of Customer in accordance with the Change Control Process.  From time to time, Customer may request that Supplier work together with Customer and/or Third Parties to identify ways to achieve reductions in the cost of delivering the Services and corresponding reductions in the Charges.  If so requested, Supplier will, at its own expense, promptly prepare and deliver to Customer, within 60 days, a detailed written proposal identifying all viable means of achieving the desired reductions without, to the extent practically possible, adversely impacting business objectives or requirements identified by Customer.  Customer will not be obligated to accept or implement any such proposal.

16.1.2
Supplier will (i) provide the Services using technology and processes as specified in the “Statement of Work - Manufacturing Services and Specifications” Exhibit, and will recommend periodically to Customer technology and processes at or above a level current with the technology and processes that Supplier implements for its customers for which it provides similar services and at least comparable to the level of technology and processes

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generally adopted from time to time in the manufacturing industry for provision of similar services; (ii) keep knowledgeable about changes and advancements over time in the technology and processes necessary to improve operating and cost  efficiencies for the Services; and (iii) in performing the Services, utilize processes, toolsets, procedures and practices that are consistent with the best practices it utilizes in performing services similar to the Services for its other customers, which practices will, at a minimum, be consistent with the best practices of similarly situated providers offering similar services within the manufacturing industry.

16.1.3
Supplier will ensure that it follows the applicable processes required by the Specifications and l [*****] to avoid the introduction of any Harmful Code in the Products, Materials or the information technology systems of Customer or Supplier, where “Harmful Code” means any program, routine, device or other undisclosed feature, including a virus, worm, Trojan horse, malicious logic or trap door, that is designed to delete, disable, interfere with, otherwise harm, or provide unauthorized access to the Product or any End User’s hardware, data or programs, or that is intended to produce modifications not authorized by Customer, and will immediately notify Customer upon discovery of any Harmful Code that is (or is reasonably suspected to be) present in a Product and cooperate with Customer to take immediate action (at Supplier’s expense) to identify and eradicate (or to equip Customer and all affected End Users to identify and eradicate) such Harmful Code and carry out any recovery necessary to remedy any impact of such Harmful Code.

16.2
When Supplier purchases or procures any Third Party products or services for Customer in connection with the provision of the Services, in addition to the foregoing representations, warranties and covenants, Supplier shall pass through or assign to Customer the rights Supplier obtains from the manufacturers and/or vendors of such products and services (including warranty and indemnification rights) as required by the Minimum Contractual Requirements, unless Supplier obtains Customer’s express written waiver.

16.3	Supplier warrants and represents that its manufacturing techniques do not employ any unlicensed process that is claimed in a valid and subsisting patent.

16.4	Supplier warrants that all Products supplied hereunder shall be free and clear of all liens and other adverse claim against title and possession caused by Supplier or subcontractors.

16.5
Supplier will work together with Customer to establish returned product services, to be added to this Agreement as Support Services Exhibit that may include (but not limited to): (1) In-warranty repair, (2) out of warranty repair, (3) product upgrades, (4) field service spares depoting, (5) stock rotation programs, (6) and failure analysis. The specific scope of work and service levels for these service, as well as the pricing of these shall be mutually agreed between the parties in a separate Agreement.

16.6
An “Epidemic Failure” is defined as the occurrence of multiple failures of the same component, subassembly, feature, software (for example; processor, memory device, power supply, hard drive, mechanical assembly, processor board, software, etc.), that exhibit a common root cause to the extent that such failures occur in the greater of [*****] in any Lot. A “Lot” means a specific quantity of Product that is (i) produced under uniform conditions and series of operations, or (ii) produced according to a single manufacturing order or Product model.

16.6.1
In the event of Epidemic Failure caused by failures of Materials supplied by suppliers other than a Third Party Contract, Supplier will pass through to Customer the rights and remedies as provided in the applicable Third Party Contract, if any, with the supplier of the failed Materials and provide Customer reasonable assistance in exercising such rights and remedies. [*****]

16.6.2
Customer may notify Supplier that an Epidemic Failure has occurred. Such notice will include a description of the nature of the failure and other supporting data. Supplier will be responsible for all costs of implementing the FRO (whether inside or outside of any warranty

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period) including (a) replacement parts, materials, sub-assemblies or supplies; (b) technical support labor costs in handling customer calls; (c) on-site service labor in replacing all Products within the Lot(s); and (d) all packaging, shipping and handling costs to and from Customer and warehouse locations and Supplier’s repair facility. “FRO” means the detailed plan which is established by the Parties and implemented for the purpose of remedying an Epidemic Failure or a safety/ hazard situation, including at end-user sites, in plants and in warehouses, if applicable. The FRO plan generally will include a process and repair method for deploying and implementing the repair and or replacement of all affected Products in the Lot(s) and the estimated costs to deploy the fix dependent on the quantity of affected Product. The FRO will be applicable for all Products within the relevant Lot(s) unless and to the extent Supplier can establish that specific Products within the Lot(s) are not affected by the root cause. In addition to the foregoing, Supplier will, at Customer’s option, appoint a senior level representative to coordinate a joint root-cause analysis and cooperate with Customer in the development of the FRO. If it is determined based on a joint root cause analysis that the Epidemic Failure was the result of a Defect, Supplier shall determine the scope of potentially affected Products, sort and inspect affected Products as appropriate; and to the extent the affected Products are still covered by the Warranty under Section 16.1:

16.6.2.1	repair/replace affected Products at Supplier’s cost; and

16.6.2.2	reimburse Customer’s actual costs to replace or rework the Product at Customer’s facilities or at customer sites up to [*****] of the price of the affected Products.

16.7
Where the Epidemic Failure is not the result of a Defect, Supplier will work with Customer to pursue remedy from the vendor to Supplier and where possible assign Supplier contract rights to Customer. To the extent such Epidemic Failure is attributed to Customer, its design or Specifications, Customer shall reimburse Supplier for all actual and directly associated costs of its repair/replacement, root cause identification, sorting and inspecting activities undertaken at the instruction of Customer. Once the source of the failure has been established, Supplier will correct the cause on all Products to be shipped thereafter.

16.8
OTHER THAN CUSTOMER’S TERMINATION RIGHTS UNDER SECTION 25.4, [*****] FOR A BREACH OF THE SERVICES WARRANTY MADE BY SUPPLIER IN SECTION 16.1. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF, AND JABIL EXPRESSLY DISCLAIMS, AND COMPANY EXPRESSLY WAIVES, ALL OTHER WARRANTIES AND REPRESENTATIONS WHETHER EXPRESS, IMPLIED, STATUTORY, ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING COMPLIANCE WITH MATERIALS DECLARATION REQUIREMENTS, ANY MATERIAL WARRANTY, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OR MISAPPROPRIATION OF ANY RIGHT, TITLE OR INTEREST OF COMPANY OR ANY THIRD PARTY. NO ORAL OR WRITTEN STATEMENT OR REPRESENTATION BY SUPPLIER, ITS AGENTS OR EMPLOYEES SHALL CONSTITUTE OR CREATE A WARRANTY OR EXPAND THE SCOPE OF ANY WARRANTY HEREUNDER.

16.9
SUPPLIER’S WARRANTY IN SECTION 16.1 SHALL NOT APPLY TO ANY DEFECT CAUSED BY MISHANDLING, ACCIDENT, MISUSE, NEGLECT, IMPROPER TESTING, IMPROPER OR UNAUTHORIZED REPAIR, OR ALTERATION, NOT IN ACCORDANCE WITH THE SPECIFICATIONS, PROCESS, TESTING OR OTHER PROCEDURE, ADJUSTMENT OR MODIFICATION SUPPLIED AND/OR REQUIRED BY CUSTOMER (UNLESS SUCH DEFECT WAS CAUSED BY SUPPLIER OR ITS EMPLOYEES OR SUBCONTRACTORS).

17.	General Warranties/Representations/Covenants

17.1	Work Standards

17.1.1	Supplier represents, warrants, and covenants that (i) it and each of its employees and subcontractors and subcontractor employees that it will use to provide and perform the

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Services has, and during the Term will have, the necessary knowledge, skills, experience, qualifications and resources to provide and perform the Services in accordance with the Agreement; (ii) it has successfully provided and performed the Services or services that are substantially similar to the Services for other customers of Supplier; (iii) Supplier Services Locations, the systems, the Key Supplier Personnel and the other resources that will be used by Supplier to perform and provide the Services are and will continue to be sufficient to enable Supplier to perform and provide the Services in accordance with the Agreement; and (iv) the Services shall be performed for Customer Group in a skillful, diligent and workmanlike manner in accordance with first tier industry standards.

17.2	Authorization and Enforceability
Each Party hereby represents and warrants that:

17.2.1	it has all requisite corporate power and authority to enter into, and fully perform pursuant to, the Agreement;

17.2.2
the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by all requisite corporate action on its part and shall not result in a breach of any term or provision of, or constitute a default under, any charter provision or by-law, agreement (subject to any applicable consent), order, law, rule or regulation to which such Party is a party or that is otherwise applicable to such Party; and

17.2.3	the Agreement has been duly executed and delivered by such Party.

17.3	Efficiency and Cost Effectiveness

17.3.1
Supplier covenants (a) to efficiently administer, manage, operate and use the resources employed by Supplier to provide and perform the Services that are chargeable to Customer under the Agreement; (b) to diligently and regularly improve the performance and delivery of the Services by Supplier and the elements of the policies, processes, procedures and systems that are used by Supplier to perform and deliver the Services, including, without limitation, re-engineering, tuning, optimizing or reconfiguring the processes, procedures and systems used to perform, deliver and track the Services; and (c) to perform the Services in a cost-effective manner consistent with the required level of quality and performance.

17.4	Omitted

17.5	Supplier Inducements

17.5.1
Supplier represents, warrants, and covenants that it has not violated, and shall not violate, any applicable laws or regulations or any Customer policies of which Supplier has been given notice regarding the offering of unlawful inducements in connection with the Agreement.

17.6	Compliance with Customer Laws, Regulations and Policies

17.6.1
Supplier shall, upon the written request of Customer, promptly conform the Services to any changes in law, regulation, order and/or judgment applicable to the receipt and use of the Services by Customer Group in their respective operations and businesses. Supplier’s compliance with such additional, modified or amended requirements may constitute a part of the Services, subject to the Change Control Process or New Services as determined pursuant to Section 9; provided, however, compliance by Supplier with any such additional, modified or amended requirements shall not be considered a New Service unless such additions, modifications, or amended requirements are naturally different from, or are material additions to, the additions, modifications and enhancements made by Supplier to services of the same general type as provided by Supplier to any third party.

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17.6.2
If Supplier determines that the performance of the Services requires an interpretation of any aspect of Customer Compliance Policies, or Customer Governmental Orders/Judgments or the Procedures Manual (an “Interpretative Issue”), Supplier shall present to Customer compliance officer or his/her designee for such purpose, in writing the factual scenario in issue for resolution. Customer compliance officer or his/her designee, shall as soon as practical instruct Supplier in writing with respect to each such Interpretative Issue so presented to him/her, and Supplier is authorized to act and rely on, and shall promptly implement such Customer instruction(s) in the performance and delivery of the Services. All Customer interpretative responses regarding Interpretative Issues shall be deemed Customer Compliance Policies, or Customer Governmental Orders/Judgments or a part of the Procedures Manual, as applicable.

17.7	Covenant of Cooperation and Good Faith

17.7.1
The Parties shall timely, diligently, in good faith and with Commercially Reasonable Efforts cooperate with each other, with due consideration of the goals, objectives and purposes of the Agreement, to facilitate the performance of their respective duties and obligations set forth in the Agreement and to reach agreement with respect to matters left for further review, consideration and/or negotiation and agreement by the Parties as specifically set forth in the Agreement.

17.8	Absence of Litigation

17.8.1
Supplier represents and warrants that as of the Effective Date and as of the Commencement Date for any Statement of Work, no claim, litigation, proceeding, arbitration, investigation or material controversy is pending, or to its knowledge, has been threatened or is contemplated, which could have a material adverse effect on Supplier’s ability to enter into the Agreement or perform and provide the Services in accordance with the Agreement.

17.9	Personnel Qualifications

17.9.1
Supplier shall not, and shall cause its subcontractors not to, assign any person to perform the Services (i) who does not possess the educational, training and other qualifications (including physical and mental capacity) to perform the essential functions of all assigned duties, with or without reasonable accommodation, (ii) who poses a significant risk to the health, safety or welfare of any person at Customer Group premises that cannot be eliminated by reasonable measures, or (iii) who cannot establish eligibility for employment according to applicable laws, or whom Supplier and/or any of its subcontractors suspects may not be authorized to work in the jurisdiction where the work is performed. Supplier shall, and shall cause its subcontractors to, use reasonable efforts to ensure the continuity of all personnel in providing the Services.

17.9.2
To the fullest extent permitted by applicable law or government regulation, Supplier shall conduct (or require to be conducted) a background check for criminal convictions and a drug test as the minimum pre-engagement assessments for all of Supplier Personnel assigned to provide Services to, for, or at Customer, and not permit such Supplier Personnel to have access to Customer’s Confidential Information, facilities, or information technology networks if such individual (i) has been convicted of a felony crime or has agreed to or entered into a pretrial diversion or similar program in connection with a felony crime, or (ii) uses illegal drugs prior to allowing any of its employees to work on or around Customer Group property or facilities or any access to Customer Data.

17.10	No Solicitation

17.10.1
During the Term of the Agreement and for a term of one year after the date Supplier ceases to provide the Services, but subject to Section 17.10.2 below, neither Supplier will, directly or indirectly, solicit or hire any of the employees of any member of Customer or other Party

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(including Customer Group), other than the Affected Employees as contemplated by the Agreement or as otherwise approved in writing in advance by Customer.

17.10.2
Supplier may make general solicitations to the public (including solicitations by way of job-posting websites) or solicitations by a retained third party so long as the third party is not directed by Supplier soliciting Party or one of their Affiliates to make such solicitation to Customer or other Party's employees to which the limitations of Section 17.10.1 above apply, and may hire any such person that responds to such a solicitation.

17.11	Export; Immigration

17.11.1
The Parties acknowledge that any products, software, data, and technical information (including, but not limited to services and training) provided by Customer Group to Supplier and its subcontractors or by Supplier to Customer Group under the Agreement may be subject to U.S. export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations. Each Party agrees that it will not use, distribute, transfer, or transmit any products, software, data, or technical information (even if incorporated into other products) in violation of U.S. export laws and regulations. Neither Party will directly “export” or “reexport” software or “technical data” or other data disclosed to it by the other Party or the direct product of such software or “technical data” or other data to any country, or citizen or resident of any country, prohibited by U.S. export laws or any other applicable laws. Similarly, neither Party will act with the intention of circumventing applicable US export laws and regulations, and neither party will be responsible for the actions by the other Party when that Party does not know or have reason to know that the other Party engaged in a prohibited activity. The Party providing the products, software, data or technical information that will be imported/exported into and from any countries pursuant to the Agreement shall make the determination of the applicable and requisite import/export restrictions and requirements and shall provide reasonable notice of any such restrictions and requirements to the other Party, with which such restrictions and requirements the other Party shall comply. Any change in the manner or method by which the Services are performed or provided as a result of such restrictions and requirements shall be addressed in accordance with the Change Control Process as set forth in Section 30.4 (Approval of Changes; Change Control Process) of this Agreement.

17.11.2
Supplier shall, at its cost and expense, to (i) obtain all necessary passports, visas and other immigration documents for its and shall cause subcontractors and employees and agents to enter and/or exit, and perform the Services in, the United States and/or any other jurisdiction required pursuant to the Agreement, (ii) perform all related actions necessary for its employees and agents to enter, and perform the Services in, the United States and any other jurisdiction required pursuant to the Agreement, and (iii) otherwise comply with all applicable laws and regulations relating to immigration in such jurisdiction(s).

17.11.3
In performing the Services under the Agreement, Customer will provide Supplier with ECCNs for any products, software and/or technology which may be subject to export controls and Supplier will ensure that neither it nor any subcontractor employs or utilizes any individual who is (i) listed on the Specially Designated Nationals and Blocked Persons list, promulgated by the U.S. Department of Treasury, Office of Foreign Assets Control (as amended from time to time); or (ii) a foreign national of (A) a country listed in Country Group E:1 of Supplement No. 1 to Part 740 of the Export Administration Regulations promulgated by the U.S. Department of Commerce, Bureau of Industry and Security (as amended from time to time), or (B) a country not listed in Country Group B of such Supplement.

17.12	Corporate Social Responsibility

17.12.1	Supplier represents, warrants and covenants that Supplier, and Supplier’s facilities at which the Services will be performed, comply, and during the Term will comply, with the NCR

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Supplier Code of Conduct found at the following site: http://www.ncr.com/company/suppliers/manuals-forms-and-templates .

17.12.2
Supplier will maintain on file all documentation needed to demonstrate compliance with the NCR Supplier Code of Conduct and shall make such documents available for Customer and its auditors with or without prior notice. Supplier will publicize to its employees and enforce a non-retaliation policy that permits Supplier’s employees to speak with Customer and Customer Auditors regarding working conditions without fear of retaliation by Supplier or Supplier’s management.

18.	Competitive Restrictions

18.1	[*****] Supplier shall also comply with the additional security procedures set forth in the “Special Safeguards for Competitive Security” Exhibit.

19.	Indemnities

19.1
Supplier Indemnity Obligations. Supplier will indemnify, defend and hold harmless Customer and the other members of Customer Group, its and their Affiliates, and their respective current, future and former officers, directors, employees, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Customer Indemnitees”), from and against any and all Losses incurred by any of them resulting from, in connection with, or based on any allegation relating to the following:

19.1.1	all Claims for bodily injuries, death or damage to tangible personal or real property to the extent caused by the [*****];

19.1.2
all Claims that any (i) [*****] or (ii) manufacturing, assembly, or supply processes used under this Agreement by Supplier [*****] infringes or misappropriates any Intellectual Property Right of a Third Party; provided, however, (a) Supplier shall have no liability or obligation to any of the Customer Indemnitees under (ii) of this Section where the manufacturing, assembly, or supply processes was specified in the Specifications or the NCR Supplier Quality Manual and the following of such specification by Supplier or any of its subcontractors in and of itself resulted in the infringement or misappropriation of such Intellectual Property Right; and (b) Supplier shall have no liability or obligation to any of the Customer Indemnitees under (iii) of this Section except where [*****].

19.1.3	all Claims arising from a violation of any [*****] by Supplier [*****];

19.1.4	all Claims arising from the [*****] of Supplier [*****];

19.1.5	all Claims for Supplier’s tax liabilities arising from Supplier’s provision of Services, as set forth in Section 12 (Taxes); and

19.1.6	all Claims arising out of or resulting from Supplier’s and/or its subcontractors’ breach of Supplier’s obligations under Section 24 (Confidentiality and Data);

19.2
Indemnity by Customer. Customer will indemnify, defend and hold harmless Supplier and its Affiliates, and the respective current, future and former officers, directors, employees, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Supplier Indemnitees”), from and against any and all Losses incurred by any of them resulting from, in connection with, or based on any allegations relating to the following:

19.2.1	all Claims for bodily injuries, death or damage to tangible personal or real property to the extent caused by the [*****];

19.2.2
all Claims that the Product, or Specifications, NCR Supplier Quality Manual, or Customer Supplied Software supplied by Customer to Supplier in connection with the Services (collectively, “Customer Items”) infringes or misappropriates any Intellectual Property Right of a Third Party; [*****].

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19.2.3	all Claims arising out of or related to the [*****] of Customer Group [*****];

19.2.4	all Claims for Customer Group’s tax liabilities as set forth in Section 12 (Taxes); and

19.2.5	all Claims arising out of or resulting from Customer’s and/or its representatives’ breach of Customer’s obligations under Section 24 (Confidentiality and Data).

19.3	Indemnification Procedures

19.3.1
An indemnified Party under this Section 19 shall promptly notify the indemnifying Party of any Claim with respect to which it seeks indemnity under this Section 19. An indemnifying Party may participate, at its own expense, in the defense of such Claim. If it so elects within a reasonable time after receipt of such notice, an indemnifying Party may, except as provided in the immediately following sentence and the last sentence of this paragraph, assume the defense of such Claim, with counsel reasonably satisfactory to the indemnified Party to represent the indemnified Party and any others the indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified Party shall have the right to retain its own counsel, but the fees and expense of such counsel shall be at the expense of such indemnified Party unless (i) the indemnifying Party and the indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named Parties to any such proceeding (including any impleaded parties) include both the indemnifying Party and the indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying Party shall not, in respect of the legal expense of any indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying Party agrees to indemnify the indemnified Party from and against any Loss by reason of such settlement or judgment. No indemnifying Party shall, without the prior written consent of the indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified Party is or could have been a party and indemnity could have been sought hereunder by such indemnified Party (i) if such settlement involves any form of relief other than the payment of money or any finding or admission of any violation of any law, regulation or order or any of the rights of any person or has any adverse effect on any other Claims that have been or may be made against the indemnified Party, or (ii) if such settlement involves only the payment of money, unless it includes an unconditional release of such indemnified Party of all liability on claims that are the subject of such proceeding. An indemnified Party may assume control of the defense of any Claim if (i) it irrevocably waives its right to indemnity under this Section 19, or (ii) without prejudice to its full right to indemnity under this Section 19 (A) the indemnifying Party fails to provide reasonable assurance to the indemnified Party of its financial capacity to defend or provide indemnification with respect to such Claim, (B) the indemnified Party determines in good faith that there is a reasonable likelihood that a Claim would materially and adversely affect it or any other indemnitees other than as a result of monetary damages that would be fully reimbursed by an indemnifying Party under the Agreement, or (C) the indemnifying Party refuses or fails to timely assume the defense of such Claim.

19.3.2
An indemnifying Party required to provide an indemnity to an indemnified Party under this Section 19 shall have no obligation for any Claim under this Section if: (i) the indemnified Party fails to notify the indemnifying Party of such Claim as provided above, but only to the extent that the defense of such Claim is prejudiced by such failure; (ii) the indemnified Party fails to tender control of the defense of such Claim to the indemnifying Party as provided in

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this Section 19.3; or (iii) the indemnified Party fails to provide the indemnifying Party with all reasonable cooperation in the defense of such Claim (the cost thereof to be borne by the indemnifying Party).

20.	Liability

20.1
Liability Caps. Except as provided in Section 20.2Error! Reference source not found. (Exclusions and Exceptions), the liability of Supplier to Customer Group, under the Agreement arising out of or resulting from the performance or non-performance of their respective obligations pursuant to the Agreement shall be limited in the aggregate for all claims:

20.1.1
to an amount not to exceed [*****] immediately preceding each claim, or if [*****] in the Term at the time of a claim, [*****] (the “Liability Cap”). For the avoidance of doubt, the amount available for a particular claim shall be determined as follows: (Liability Cap) minus (the total of all payments previously made by the Party against whom the claim is made with respect to claims subject to the limitations set forth in this Section 20.1. equals (the maximum amount available for such claim); and

20.1.2	to Direct Damages.

20.1.3	Neither Party shall have any liability to the other Party or any third-party beneficiary claiming under the Agreement for special, indirect, consequential or exemplary damages, including lost profits.

20.2	Exclusions and Exceptions

20.2.1	The following damages, recoveries and payments shall not be subject to the damages cap set forth in Section 20.1 (Liability Caps).:
(i)    [*****];
(iii)    [*****];
(iv)    [*****];
(v)    [*****];
(vi)    [*****];
(vii)    [*****];
(viii)    Damages arising out of or resulting from a breach by either Party and/or their contractors and/or subcontractors of Section 24 (Confidentiality and Data); and
(ix)    [*****].

20.2.2	The following specified damages shall not be subject to the limitations on types of damages recoverable by Supplier and Customer Group in Section 20.1.3:
(i)    Accrued but unpaid Fees for the Services through the last date on which the Services are provided by Supplier;
(ii)    [*****];
(iii)    [*****];
(iv)    [*****];

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(v)    [*****];
(vi)    Damages arising out of or resulting from a breach by either Party and/or their contractors and/or subcontractors of Section 24 (Confidentiality and Data); and
(vii)    [*****].

20.3	Direct Damages.
“Direct Damages” mean actual, direct damages incurred by the claiming entity directly and naturally resulting from or arising out of a breach of the Agreement. For the purposes of the Agreement and notwithstanding Section 20.1.3, for the purposes of this Agreement the following are deemed to be “Direct Damages” [*****].

21.	Insurance

21.1
Supplier shall, at its own cost and expense, during the term of this Agreement (and if coverage is on a “Claims Made” form, then a policy must be maintained, for a period of 6 years after the date of Supplier’s last shipment of Products under this Agreement), purchase and maintain commercial general liability and product liability insurance written by an insurer acceptable to Customer and which is licensed to conduct business in the United States. Such insurer shall have a minimum A.M. Best Rating of A-VII or a minimum Standard & Poor’s rating of A.

21.2
Supplier’s commercial general liability and product liability insurance shall be written on an occurrence form with minimum policy limits of not less than [*****], combined coverage of personal injury, bodily injury, property damage, completed operations/product liability and contractual liability, per occurrence and shall include the following extensions: (i) Blanket contractual coverage, (ii) A severability of interest clause and (iii) Worldwide coverage territory. If Supplier is a non-US entity, coverage shall extend to suits and/or claims made in the United States of America.

21.3	All of Suppliers insurance deductibles, self-insured exposures, uninsured, or underinsured exposures are at Supplier’s risk and are for Supplier’s account.

21.4
Customer may access Supplier’s certificates of insurance evidencing the coverages and minimum limits set forth in this Section 21 at any time, during the term of this Agreement, through the following portal: [*****]. Failure of Supplier to secure the required coverages and minimum limits, or the failure to supply certificates of insurance properly evidencing such coverages and minimum limits shall in no way relieve Supplier from its obligations herein. Notwithstanding the foregoing, however, Customer shall be under no duty to examine such certificates or other evidence of insurance, or to advise Supplier in the event that its insurance is not in compliance with this Agreement, nor shall Supplier’s purchase of appropriate insurance coverage or the furnishing of certificates of insurance release Supplier from its obligations or liabilities under this Agreement.

21.5
Supplier’s commercial general liability insurance policy shall name Customer, its parent, subsidiaries and affiliated entities and their respective officers, directors, employees, stockholders, and agents as additional insureds.

21.6
Except for Worker’s Compensation, Employer’s Liability, Errors and Omissions, and employee dishonesty insurance, all of Supplier’s insurance required in this Section 21 shall be primary to, and shall receive no contribution from any other insurance maintained by, on behalf of, or benefiting Customer, its parent, subsidiaries and affiliated entities, and their respective officers, directors, employees, and stockholders; but only to the extent of Supplier’s contributory negligence.

21.7
Customer, in its sole discretion, reserves the right to require additional coverage from time to time which may be reasonable considering the use of the Products and the area in which they are distributed.

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21.8	Supplier’s obligations under this Section 21 shall survive termination or expiration of this Agreement.

22.	Tooling

22.1
Customer at its own expense shall furnish and replace when necessary all Product specific tools, dies, molds, fixtures, equipment, and other items necessary, as listed in the applicable Exhibit to the Statement of Work - Manufacturing Services and Specifications Exhibit (the “Customer’s Tools”). Excluding Customer’s Tools, Supplier at its own expense shall furnish, keep in good condition, and replace when necessary all tools, dies, molds, fixtures, equipment, and other items necessary, if any, for the production and manufacturing Services (“Equipment”) and shall insure them with full fire and extended coverage insurance for the replacement of such.

22.2
All Customer’s Tools shall be and remain the property of Customer. Customer’s Tools shall at all times be properly housed and maintained by Supplier and shall not be used by Supplier for any purpose other than the manufacture of Products to be sold to Customer under this Agreement. No charge will be made by NCR for the Customer Tools but during the period it is on issue to Supplier, Supplier shall be responsible to the full replacement value for all loss or damage incurred and will keep the Customer Tools insured at the Supplier's expense against any loss or damage, and in an amount equal to the replacement cost thereof, with loss payable to Customer. All such Customer Tools belonging to Customer shall be marked as such, and shall appear as such in Supplier's records. No such Customer Tools shall be altered or modified without the prior written permission of Customer.

22.3
Customer shall have the right to enter onto Supplier’s premises with reasonable advance notice to inspect Customer’s Tools and Supplier’s records with respect to such Customer’s Tools. At Customer’s request, all such Tools shall be marked or labeled to identify them clearly as Customer’s.

22.4
Upon the request of Customer, Supplier shall immediately release such Customer’s Tools to Customer and shall transport and deliver such Customer’s Tools at Customer expense to the destination as specified by Customer, by such means and method as Customer shall specify. In such case, Customer’s Tools shall be properly packed and marked in accordance with the requirements of the carrier selected by Customer to transport such property.

23.	Restrictions of Trademark and Design

23.1
Supplier acknowledges that Customer or its subsidiaries is the owner of all Customer rights in any and all trade names, trademarks, logos, brand names, model names and other identifying markings which may be applied to the Products or which Customer may notify Supplier of in the future (“Trademarks”) and that Customer has the exclusive right to use the Trademarks or any confusingly similar trade names or trademarks. Supplier acknowledges it has no right hereunder to use the Trademarks or any confusingly similar trade names or trademarks in any manner except as specified herein or use the Trademarks or any confusingly similar trade names or trademarks on or in connection with any goods other than those specifically covered by this Agreement. Supplier acknowledges it has no right hereunder to supply goods to any third party bearing the Trademarks or any confusingly similar trade names or trademarks, without written permissions from Customer. Supplier acknowledges that upon termination of this Agreement for any cause, Supplier will have no right hereunder to use of the Trademarks or any confusingly similar trade name or trademark, or manufacture and sell or enter into any agreement with any third party to manufacture or supply goods under the Trademarks or any confusingly similar trade names or trademarks.

23.1.1	Customer shall provide the form of all Trademarks to Supplier, and Supplier shall affix the Trademarks in accordance with the Specifications.

23.1.2
Supplier shall bear all costs of affixing Trademarks to the Products in accordance with the Specifications. Supplier’s right to affix Trademarks as set forth in this subsection does not include any right or license to use Trademarks for any purpose other than fulfilling its obligations under this Agreement. Supplier acknowledges that it has no ownership right, title or interest in or to Trademarks by reason of this Agreement or its performance hereunder.

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23.2
[*****] Supplier agrees it has no right hereunder to use or allow Customer’s Tools to be utilized in the manufacture of any goods which embody the same, similar, or likely to be confused Design or copyrighted aspects as the Products except as expressly approved in writing by Customer.

23.3
Supplier shall retain its Intellectual Property Rights owned or developed by Supplier outside of this Agreement or owned or controlled by Supplier prior to the execution of this Agreement; and all improvements, modifications or enhancements to the foregoing made by or on behalf of Supplier (“Supplier IP”). Except for Supplier IP, any inventions, innovations, designs, plans, specifications, drawings, materials, components, utility patent rights or the like (collectively, “Inventions”) first conceived by or on behalf of Supplier hereunder for Customer and/or affiliates of Customer shall be the property of Customer (and/or such affiliates of Customer) and Supplier shall have no rights, property or interest in any portion of such Inventions. With respect to Inventions that are co-developed, Customer and/or affiliates of Customer shall have all title, rights and interest, including but not limited to Inventions and Design rights in any Invention developed pursuant to such co-development. The Trademarks, Design and Inventions are deemed to be Intellectual Property. Any Deliverables created by Supplier under this Agreement shall be considered a “Work Made for Hire” as that phrase is defined by the U.S. copyright laws and shall be owned by and for the express benefit of Customer. In the event it should be established that such Deliverable does not qualify as a Work Made for Hire, Supplier agrees to and does hereby assign to Customer all of its right, title, and interest in such Deliverable including, but not limited to, all copyrights, patents, trademarks, and other proprietary rights in Inventions. Supplier hereby irreversibly assigns any and all rights it may have or acquire in any portion of the Intellectual Property (including but not limited to rights to improvements or changes) in the Inventions, at law or in equity, to Customer. Without limiting Section 24, Supplier shall keep the Intellectual Property in the Inventions in confidence and shall return such items upon termination of supply of Products to Customer and/or affiliates of Customer. Supplier agrees to sign such further documents as may be reasonably requested by Customer to effectuate the transfer of the Intellectual Property.

23.4
License to Supplier IP. Subject to the terms and conditions of this Agreement, Supplier hereby grants Customer, and its Affiliates, a perpetual, non-exclusive, non-sublicensable, non-transferable, limited license to Supplier IP solely to sell, offer to sell, and otherwise distribute, including through multiple levels of distribution, Product provided hereunder.

24.	Confidential Information and Data

24.1	Company Information

24.1.1
Supplier and Customer each acknowledge that the other Party may possess and may continue to possess information, that has commercial value in such other Party’s business and which is not in the public domain. Such information may have been discovered or developed by such other Party or provided to it by a third party, and such other Party may hold property rights in such information by assignment, license or otherwise. For the purposes of this Section 24, neither Supplier nor its Affiliates nor its or their subcontractors shall be considered contractors or subcontractors of Customer or Customer Group.

24.2	Obligations

24.2.1
Customer and Supplier will each refrain from unauthorized use, storage and disclosure, will hold as confidential and will use the same level of care to maintain the confidentiality and prevent misappropriation or dissemination of, the other Party’s Company Information as it employs to maintain the confidentiality and prevent misappropriation or dissemination of its own information of a similar nature, but in no event less than a reasonable standard of care in view of the scope of the Services, the obligations of the Parties under the Agreement (including the obligations of Supplier pursuant to Section 14 (Legal Requirements)), the businesses of the Parties, the geographical coverages of the Services and the nature of the Company Information of each Party in the possession of the other Party. In no event shall a “reasonable standard of care” require less care than the full and timely satisfaction by

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each Party of its obligations pursuant to the Agreement. Notwithstanding the foregoing confidentiality and similar obligations in this Section 24 (but subject to compliance with law), the Parties may disclose to and permit use of the other Party’s Company Information by their respective legal counsel, auditors, investment and financial advisors, contractors and subcontractors where: (i) such disclosure and use is reasonably necessary, and is only made with respect to such portion of the Company Information that is reasonably necessary, to permit Supplier and Customer to perform their obligations or exercise their rights hereunder, for their respective legal counsel, auditors, contractors and subcontractors to provide the Services to or on behalf of Customer or for Customer to use the Services to perform or have performed services substantially similar to, the same as the Services upon expiration or termination of the Agreement or to have other services provided to Customer, for their legal counsel, auditors, investment and financial advisors to provide advice and counsel to Customer Group in connection with the Agreement or Customer Group’s business affairs; (ii) such auditors, investment and financial advisors, contractors and subcontractors (but not their attorneys) are bound in writing by obligations of confidentiality, non-disclosure and the other restrictive covenants at least as restrictive and extensive in scope as those set forth in this Section 24; and (iii) Supplier and Customer each assumes full responsibility for the acts or omissions of the persons and entities to which each makes disclosures of the other Party’s Company Information no less than if the acts or omissions were those of Supplier and Customer, respectively. Notwithstanding the confidentiality obligations set forth in this Section 24.2.1, to the extent applicable, Supplier’s obligations with respect to the physical and electronic security of the infrastructure in which Customer Data is processed and stored are set forth in the “Data Security and Privacy”, “Supplier Security Information Security Standards” and “Special Safeguards for Competitive Security” Exhibits.

24.2.2	The Parties shall be responsible to ensure that its legal counsel, auditors and subcontractors comply with this Section 24.

24.2.3
Without limiting the generality of the foregoing, neither Party will publicly disclose the other Party’s Company Information, including, without limitation, the substantive or material commercial terms of the Agreement or the substantive positions of the Parties in the negotiation of the Agreement, except to the extent permitted by this Section 24 and/or to enforce the terms of the Agreement, without the prior written consent of the other Party. Furthermore, except as set forth in the Agreement, neither Supplier nor Customer will acquire any right in or assert any lien against the other Party’s Company Information, and/or refuse to promptly return, provide a copy in the format requested of, or destroy such Company Information upon the request of the disclosing Party.

24.2.4
Notwithstanding any other provision of the Agreement, neither Party nor the persons and entities to which a Party makes authorized disclosures of the other Party’s Company Information shall be restricted in disclosing and using in connection with its business operations any ideas, concepts, know-how, techniques or experience, including processes, methods, techniques and concepts developed, conceived or acquired by either Party, its Affiliates or their respective contractors and subcontractors in the course of the performance of the Agreement and the performance and use of the Services, which are retained in the unaided memories of employees who have had access to the other Party’s Company Information (without reference to any physical or electronic embodiment of such information and without deliberate memorization for the purposes of reuse under this Section 24.2.4), unless such disclosure and/or use (i) shall infringe any of the patent rights, copyrights or mask works rights, or the Trade Secrets or Confidential Information which are a part of or embodied in the other Party’s Company Information of the other Party or any third party, or (ii) shall constitute a violation by Supplier, Customer, and/or their respective contractors or subcontractors or their respective employees, of any applicable law.

24.3	Exclusions

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24.3.1
Notwithstanding the foregoing and excluding the Personally Identifiable Information, this Section 24 and the provisions of any other contract, agreement or similar document, however described, between the Parties regarding either Party’s Company Information, shall not apply to any information which Supplier or Customer can demonstrate was or is: (a) in the public domain at the time of disclosure, (b) published or otherwise becomes part of the public domain after disclosure through no fault of the receiving Party, (c) in the possession of the receiving Party at the time of disclosure other than as a result of a breach of duty owed to the disclosing Party, (d) disclosed to it by a third party who had a lawful right disclose such information without a breach of duty owed to the disclosing Party, or (e) independently developed by the receiving Party without reference to or use of the disclosing Party’s Company Information. Further, either Party may disclose the other Party’s Company Information to the extent required by law or order of a court or governmental agency or the rules of the New York Stock Exchange, the NASDAQ Stock Market or similar national stock exchange. However, in the event of disclosure pursuant to an order of Court or governmental agency, and subject to compliance with law or such order of Court or governmental agency, the recipient of such Company Information shall give the disclosing Party prompt notice to permit the disclosing Party an opportunity, if available, to obtain a protective order or otherwise protect the confidentiality of such information, all at the disclosing Party’s cost and expense. The receipt of Company Information under the Agreement will not limit or restrict assignment or reassignment of employees of Supplier and Customer within or between the respective Parties and their Affiliates.

24.4	Data Ownership

24.4.1
All Customer Company Information (including, without limitation, Customer Data, records and reports related to Customer and Customer Business) whether in existence at the Effective Date, any Commencement Date and/or compiled thereafter in the course of performing the Services, shall be treated by Supplier and its subcontractors as the exclusive property of Customer and the furnishing of such Customer Company Information, or access to such items by, Supplier and/or its subcontractors, shall not grant any express or implied interest in such Customer Company Information to Supplier and/or its subcontractors, and Supplier’s and its subcontractors’ use of such Customer Company Information shall be limited to such use as is necessary to perform and provide the Services. Upon request by Customer at any time and from time to time and without regard to a Party’s default under the Agreement, Supplier and/or its subcontractors shall promptly deliver Customer Company Information to Customer (including, without limitation, all Customer Data, other data, records and related reports regarding Customer and Customer Business) in electronic format and in such hard copy as exists on the date of the request by Customer. All Supplier Company Information whether in existence at the Effective Date, any Commencement Date and/or compiled thereafter in the course of performing the Services, shall be treated by Customer as the exclusive property of Supplier and the furnishing of such Supplier Company Information, or access to such items by Customer Group, shall not grant any express or implied interest in Customer relating to such Supplier Company Information, and Customer’s receipt and use of such Supplier Company Information shall be limited (i) to such receipt and use as permitted under the Agreement, including as reasonably necessary or appropriate to receive and use the Services and/or (ii) the Products.

24.5	Loss of or Unauthorized Access to Company Information; Intrusions

24.5.1
The receiving Party will immediately notify the disclosing Party, in writing in the event of any loss, unauthorized disclosure or access to or use or storage in violation of the Agreement of a disclosing Party’s Company Information (and with respect to Customer Group, Customer Data) known to the receiving Party. With respect to Customer Data, Supplier shall also immediately notify Customer, orally and in writing, of any known security breach or other circumstance that may result in the unauthorized use, access, disclosure, alteration or

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destruction of Personally Identifiable Information contained in Customer Data or of any accidental loss, destruction, or damage to Customer Data.

24.5.2
Supplier will provide Customer and its representatives with access to Supplier’s policies, processes and procedures, and descriptions of its systems relating to intrusion detection and interception, with respect to the systems used by Supplier to provide the Services for the purpose of assessing those systems, processes, policies and procedures. Supplier will notify Customer immediately in writing of any such intrusion or attack that is successful in accessing Customer Data or that could reasonably be expected to have a material adverse effect on the Services.

24.6	Limitation

24.6.1
The covenants of confidentiality and other restrictive covenants set forth herein (i) will apply after the Effective Date to any Company Information (A) disclosed to the receiving Party after the Effective Date or (B) disclosed to Supplier before the Effective Date, and (ii) will continue and must be maintained from the Effective Date through the termination of the Services and (A) with respect to Trade Secrets, until such Trade Secrets no longer qualify as Trade Secrets under applicable law; and (B) with respect to Confidential Information, for a period equal to the longer of 5 years after termination of the Parties’ relationship under the Agreement, or as long as required by applicable law. Neither Party will be responsible for the security of the other Party’s Company Information during transmission via public communications facilities, except to the extent that such breach of security is caused by the failure of such Party to perform its obligations under the Agreement.

25.	Termination

25.1
Either Party may terminate this Agreement immediately by giving ninety (90) days prior written notice to the other Party, if a Party is unable to pay its debts as they become due, files for voluntary or is subject to the filing for involuntary dissolution, is declared insolvent, makes an assignment for the benefit of creditors, or suffers the appointment of a receiver or trustee over all or substantially all of its assets or properties. If Customer exercises this right, it will be obligated to pay [*****] of the Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products)); if Supplier exercises this right, Customer will be obligated to pay [*****] of the Wind-Down Charges.

25.2
In the event, but only in the event, that Customer (i) fails to pay Supplier when due properly invoiced, undisputed charges totaling more than 2 months of charges under the Agreement (based on the average monthly charges for the 12 calendar months preceding any such failure to pay or if 12 calendar months have not elapsed, the estimated charges to Customer for the Services set forth in the “Charges” Exhibit during the first 12 months of the Term) and (ii) fails to cure any such breach described in item (i) above within 60 days after receiving notice from Supplier of the failure to make such payment, Supplier may, by giving written notice to Customer after the foregoing cure period and prior to any cure, terminate the Agreement as of a subsequent date specified in the notice of termination, subject to Section 27 (Termination/Expiration Services), and Customer will be obligated to pay [*****] of the Wind-Down Charges.

25.3
Either Party may terminate this Agreement, in whole or in part, immediately by giving written notice to the other Party, if such Party fails to perform in accordance with or breaches any material term, condition, or provision of this Agreement, provided that the non-breaching Party first gives thirty (30) days written notice of such failure or breach and the breaching Party fails to substantially correct such failure or breach to the reasonable satisfaction of the non-breaching Party within a period of thirty (30) days after receipt of such notice, provided that this Section 25.3 will not apply to any claimed breach by Customer for which a failure to pay Supplier. If Customer exercises this

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right, it will be obligated to pay [*****] of the Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products)); if Supplier exercises this right, Customer will be obligated to pay [*****] of the Wind-Down Charges.

25.4
If there exists a series of material breaches (including Service Level Termination Events) that are cured within the permissible periods, and/or a series of non-material or persistent breaches by Supplier and/or its Affiliates that in the aggregate have a material and significant adverse impact (i) on the provision to or use of all or any portion of the Services by Customer; or (ii) the administration, management, planning, financial reporting or operations of Customer, then Customer shall [*****] Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products)), or fee/amount, however described, for a termination pursuant to this Section 25.4 other than payment for the Services (including the Termination/Expiration Assistance) through the effective date of the termination of the Services.

25.5
In addition to any other rights of the Parties to cancel or terminate this Agreement, Customer may terminate this Agreement, for any reason, by giving 90 days written notice to Supplier, provided that Customer shall pay Supplier [*****] of the Wind-Down Charges and Supplier may terminate this Agreement, for any reason, by giving [*****] written notice to Customer, in which case Customer will [*****] Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products)).

25.6
In the event of a Change of Control of Supplier (or that portion of Supplier providing a material portion of the Services under this Agreement), upon 90 days written notice to Supplier given not later than 90 days after Supplier’s written notice to Customer of the occurrence of such Change of Control, provided that Customer shall pay to Supplier [*****] of the Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products));

If any force majeure event lasts longer than 10 consecutive days, or more than 30 days in any twelve month period, and Customer determines in good faith that such force majeure event substantially prevents, hinders or delays Supplier’s performance of any of the Services, then Customer may upon written notice terminate the Agreement, provided that Customer shall pay to Supplier [*****] of the Wind-Down Charges (except Customer will [*****] pay [*****] of (i) [*****] and (ii) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the Charges for such Products)); with any amounts recorded as a casualty loss deducted from the amount of such Wind-Down Charges.

26.	Termination Charges

26.1
Customer Obligation. In the event of a termination by Customer pursuant to any of the clauses in Section, Customer shall pay to Supplier Wind-Down Charges, or portions thereof as expressly set forth in the relevant clause of Section. [*****]

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26.2
Both Parties shall, in good faith, undertake Commercially Reasonable Efforts to mitigate the costs of Termination. Supplier shall make Commercially Reasonable Efforts to cancel all applicable Material purchase orders and reduce Material inventory through return for credit programs or allocate such Materials for alternate Customer programs if applicable, or other customer orders provided the same can be used within [*****] days of the termination of the Termination Assistance Services.

26.3
Upon the expiration or earlier termination of this Agreement for any reason, Supplier shall immediately and permanently discontinue the use of all Trademarks, Trade Secrets and Customer Company Information and immediately return to the relevant Parties all disks, printed material, and other materials containing Trademarks, Trade Secrets or Confidential Information.

26.4
Termination or expiration of this Agreement shall not terminate any liability of either Party arising out of negligence or actions or failures to act prior to the actual date of termination or expiration, or any liabilities or obligations of either Party hereunder that expressly survive termination.

27.
Termination/Expiration Assistance Supplier shall cooperate with Customer, shall take and perform the activities described on the “Termination/Expiration Assistance” Exhibit and shall assist Customer in the orderly, uninterrupted transfer and migration of the Services (including, without limitation, continuing to perform and provide the Services) to Customer itself or another services provider in connection with the expiration or earlier termination of the Agreement for any reason, however described (“Termination/Expiration Assistance”). The quality of the Services and Supplier’s performance of its obligations under the Agreement, shall not be degraded during the Termination/Expiration Assistance period. The Term of the Agreement shall not be deemed to have expired or terminated until the Termination/Expiration Assistance is completed. Upon Customer’s request, Supplier shall provide, and shall cause its subcontractors to provide, Termination/Expiration Assistance commencing [*****] prior to expiration or upon any notice of termination or of non-renewal of the Agreement and continue to provide, and cause to be provided, the Termination/Expiration Assistance for [*****], provided that Customer shall take reasonable steps to complete its transition as soon as reasonably practicable. However, in the event Customer is in default with respect to the payment of amounts in excess of the amounts set forth in Section 25.2 (Termination by Supplier) at the start of the Termination/Expiration Assistance, Supplier shall not be required to provide Termination/Expiration Assistance unless Customer prepays the projected monthly fees due for the Termination/Expiration Assistance in 3 month increments during the period that the Termination/Expiration Assistance is provided by Supplier. Customer will be credited or paid any unused portions of such pre-payments.

27.1
As part of Termination/Expiration Assistance, Supplier shall (i) provide such information as Customer may reasonably request relating to the number and function of each of Supplier Personnel who are employed or contracted by Supplier to perform the Services under the Agreement, and Supplier shall make such information available to potential successors as designated by Customer, (ii) not make any material change in the level of Service or number of employees assigned to perform functions for Customer under the Agreement without the prior consent of Customer, (iii) not reassign Supplier’s employees or subcontractors away from performance of functions under the Agreement, except as mutually agreed by the Parties, and (iv) cooperate with and provide reasonable support to Customer and any Third Party who may perform certain of the Services following Termination/Expiration Assistance.

27.2	If the provision of any Termination/Expiration Assistance by Supplier would require Supplier to perform New Services, the provisions of Section 9 relating to New Services shall apply.

27.3
If Customer is required to prepay the monthly fees and it is determined that such prepayment is in excess of the actual fees associated with the Termination/Expiration Assistance, then Supplier shall apply such overpayment to monies otherwise due Supplier or, if no monies are due Supplier, promptly refund such overpayment to Customer at the end of such Termination/Expiration Assistance. Conversely, if the amount prepaid by Customer to Supplier for Termination/Expiration Assistance does not fully reimburse Supplier for the actual fees for the provision of Termination/

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Expiration Assistance to Customer, then Supplier shall invoice Customer and Customer shall pay Supplier for such additional amounts as incurred and invoiced to Customer.

27.5
In the process of evaluating whether to undertake or allow termination, expiration or renewal of the Agreement, Customer may consider obtaining, or determine to obtain, offers for performance of services similar to the Services following termination, expiration or renewal of the Agreement. As and when reasonably requested by Customer for use in such a process and/or ease transition following such a process, Supplier shall provide to Customer such information, including, without limitation, updated Exhibits and Schedules, work flows, work plans, process flows, requirements, specifications, documentation and an updated Procedures Manual, and other cooperation regarding performance of the Services as would be reasonably necessary for a third party to prepare an informed, non-qualified offer for such services. The types of information and level of cooperation to be provided by Supplier pursuant to this Section 27.5 shall be no less than those initially provided by Customer to Supplier prior to commencement of the Agreement or provided during the Term. To the extent not inconsistent with the immediately preceding sentence, (i) Supplier shall not be obligated to disclose its Confidential Information or its costs (except those charged to Customer on a pass through basis or otherwise disclosed to Customer), and (ii) Supplier shall not be obligated to nor shall Customer disclose Supplier Confidential Information to third parties. In no event shall Supplier be obligated to disclose its customer’s confidential information, or the confidential information of its vendor(s) to the extent such disclosure is restricted under a written agreement with such vendor(s).

27.6
If the Termination/Expiration Assistance is beyond the scope of the Services described herein and Supplier is not able to provide the requested Termination/Expiration Assistance with the same Supplier Personnel performing the Services without a degradation in the Services, and Supplier will incur additional expenses beyond that which Supplier would incur during its provision of the Services, Supplier will charge Customer and Customer will pay Supplier for the additional Termination/Expiration Assistance.

28.	Step-In Rights
In the event that Supplier fails to deliver all or part of the Services in accordance with this agreement, and provided Supplier has not been able to remedy the Delay within a reasonable time period and such failure is attributable to Supplier, Customer may assign Customer staff or any third party subcontractor (other than a Supplier Competitor listed the “Parties’ Competitors” Exhibit) to step-in for Supplier and perform such Services until such time that Supplier can demonstrate the ability to resume the performance of such Services. [*****] Customer’s exercise of its step-in rights under this Section 28 shall not constitute a waiver by Customer of any of its other rights under the Agreement (including Customer’s rights set forth in Section 25 (Termination)). [*****]

29.	Supplier Abandonment

29.1	Supplier shall not Abandon the Services or the Agreement. “Abandon” or “Abandonment” means [*****]. For the purposes of the Agreement, the definition of “Abandon” or “Abandonment” means:

29.1.1	[*****]; and

29.1.2
[*****]. If Supplier breaches Section 29.1, Supplier agrees that Customer will be irreparably harmed, and, without any additional findings of irreparable injury or harm or other considerations of public policy, Customer shall be entitled to apply to a court of competent jurisdiction for and, provided Customer follows the appropriate procedural requirements (e.g., notice), Supplier shall not oppose the granting of an injunction compelling specific performance by Supplier of its obligations under the Agreement without the necessity of posting any bond or other security. Supplier further agrees not to oppose any such application for injunctive relief by Customer except to require that Customer establish that Supplier has committed an Abandonment.

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29.2
Upon request by Customer, Supplier shall provide Customer a plan within 90 days of the grant of the injunction, setting forth Supplier’s proposal for transitioning the Services in-house or to a third party service provider within a [*****] period.

30.	Governance

30.1	Relationship Management and Contract Governance Model

30.1.1
Supplier acknowledges that it is a key business requirement of Customer that Supplier provide the Services in a consistent, integrated manner. To meet that requirement, Supplier shall adhere to the relationship management and contract governance model and processes as described in the “Governance and Relationship Management” Exhibit.

30.1.2
Supplier organization responsible for Supplier’s relationship with Customer and delivery of the Services shall be led by a Supplier Account Executive (as defined in Section 32.1 (Supplier Account Executive)), whose counterpart will be the “Customer Account Executive.” Supplier Account Executive will serve as the primary point of contact with Customer Account Executive.

30.1.3
Supplier Account Executive and Customer Account Executive shall be supported by Supplier and Customer personnel, whose roles and responsibilities are set forth in the “Governance and Relationship Management” Exhibit.

30.1.4
Supplier shall designate a Supplier Service Delivery Manager who will be assigned full-time and who will have responsibility, working under the direction of Supplier Account Executive, for the successful completion and delivery of the Services.

30.1.5	Customer shall designate a Customer Contract Manager.

30.2	Meetings

30.2.1
The Parties shall determine an appropriate set of meetings to be held between their representatives, which shall include at least a monthly meeting with Supplier Account Executive and Customer Account Executive. Supplier shall prepare and circulate an agenda sufficiently in advance of each such meeting to give participants an opportunity to prepare for the meeting. Customer will chair all such meetings. Supplier shall prepare and circulate minutes promptly after each meeting. Supplier will make such changes to the agenda and the minutes as Customer may request.

30.3	Procedures Manual

30.3.1
The “Procedures Manual” shall comply with the “Governance and Relationship Management” Exhibit and shall describe how Supplier shall perform and deliver the Services under the Agreement, Customer’s Tools, Software and systems being used; work flows, work plans, and process flows pertinent to the Services; and applicable documentation. The Procedures Manual shall describe the activities Supplier proposes to undertake in order to provide the Services, including those supervisory, monitoring, staffing, reporting, planning and oversight activities normally undertaken by first tier contract manufacturing suppliers to provide services of the type Supplier is to provide under the Agreement. The Procedures Manual also shall include descriptions of the quality assurance procedures approved by Customer, Supplier’s problem management and escalation procedures, and the other standards and procedures pertinent to Customer’s interaction with Supplier in obtaining the Services. Any changes made to the Procedures Manual by Supplier shall be provided to Customer and may be freely used by Customer in Customer’s own manufacturing. The Procedures Manual shall be suitable for use by Customer to understand the Services and Supplier’s organization, resources, methods, procedures and processes for performing, providing and managing the Services and both Parties’ obligations under the Agreement.

30.3.2	The Procedures Manual shall be prepared, reviewed, finalized and agreed to by the Parties in accordance with the timelines set forth in the initial Statement of Work. The final Procedures

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Manual shall be subject to the written approval of Customer. Supplier shall periodically (but not less frequently than on a calendar quarterly basis) update the Procedures Manual to reflect changes in the operations or procedures described therein, publish and distribute the Procedures Manual to Customer. Updates to the Procedures Manual shall be provided to Customer for review, comment and approval. Supplier shall perform the Services in accordance with the most recent Customer-approved version of the Procedures Manual. Subject to Section 30.4.2, the Procedures Manual shall be considered an operational document, which Supplier Account Executive and Customer Account Executive may revise by mutual written agreement without the need to amend the Agreement.

30.4	Approval of Changes; Change Control Process

30.4.1
The Parties will follow an agreed change control process (the “Change Control Process”) to manage Changes to the Services and the methods used to provide the Services in a controlled manner with minimum disruption. “Change” means the addition, modification or removal of any aspect of the Services and/or the methods used to provide the Services, including without limitation an engineering change to the Products and any resultant adjustment to the cost and/or schedule for the Services. The purposes and objectives of the Change Control Process are (i) to determine whether a Change to the Services and/or the methods used to provide the Services is acceptable to both Parties and/or included as part of the Services or constitutes a New Service, (ii) to prioritize all requests for Changes, (iii) to minimize the risk of exceeding time and/or cost estimates associated with the Change by identifying, documenting, quantifying, controlling, managing and communicating Change requests, their disposition and, as applicable, implementation, (iv) to identify the different roles, responsibilities and actions that shall be assumed and taken by the Parties to define and implement the Changes, and (v) to agree on the equitable adjustment to the schedule and cost, if any, for Services as a result of the Change. The Change Control Process covers activities from receipt of a request for a Change to assessment, scheduling, implementation and, finally, post-implementation review. The Change Control Process will produce approval or other action with respect to any proposed Change. Notwithstanding any other provision in the Agreement and subject to Customer agreeing to pay for such changes and modifications in accordance with the Agreement, Supplier shall promptly agree to make and make each of the changes and/or modifications to its performance and/or delivery of the Service requested by Customer in order to comply with Section 17.6 of the Agreement. Supplier shall not carry out any Change that is not approved by Customer pursuant to a Change Request Authorization in accordance with Section 30.4.3 or an Amendment in accordance with Section 30.4.2. The Change Control Process will be included as part of the Procedures Manual.

30.4.2
Customer shall have the right to approve in advance any Change in the manner in which Supplier performs and delivers the Services that may affect Product form, fit or function (i) requires Customer to change the way it conducts its operations; (ii) increases fees or the costs (including taxes) incurred by Customer; (iii) involves any change in the locations at or from which any of the Services are performed or provided; (iv) could result in any decrease in the security or integrity of the operations or the Company Information of Customer; (v) involves any change in the use of or operation under the Third Party Contracts; (vi) involves any amendment, modification or other change to any Third Party Contract, or (vii) involves New Services. Customer will have the right to set priorities in scheduling work.

30.4.3
If an approved Change would result in a Change that is not covered by Section 30.4.2, above, Supplier Service Delivery Manager and Customer Contract Manager may execute on behalf of the Parties a Change Request Authorization to. effect such Change without the need to amend the Agreement.

30.4.4	Notwithstanding the foregoing, Supplier may make an emergency change to the Services without Customer’s prior approval if required to ensure the uninterrupted delivery of the

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Services or any portion thereof or to minimize damage to Customer Data. In each such event, Supplier shall promptly (but in no event longer than twenty-four (24) hours after the decision to make such change), notify Customer, orally and in writing, of such change, the time and date on which such change was implemented and the reasons(s) for such changes. If such change would have required Customer’s prior approval under the Agreement, except for this emergency exception, then Customer shall have the option to direct Supplier to remove such change and Supplier shall promptly remove such change and restore the Services as performed and/or delivered prior to such change.

30.4.5
If Customer fails to perform any of its material obligations under the Agreement or Supplier is otherwise expressly entitled under the Agreement to an increase in the fees, relief from the Service Levels, or any other relief from or adjustment to any term, condition, or requirement under the Agreement upon the occurrence or non-occurrence of any event, through no fault of Supplier, Supplier may request from Customer an equitable adjustment in the fees, or such other relief as set forth in this Section 30.4.5, or both; provided, however, that Supplier’s right to request such an equitable adjustment or other relief shall be conditioned on Supplier’s providing to Customer a written notice as soon as practicable, but in any event not later than ten (10) days, after Supplier knew or should have known of the occurrence or condition giving rise to the claim for equitable adjustment or other relief. Any such claim not made as set forth in this Section 30.4.5 is waived. Any addition, modification or change to any terms of the Agreement based on such a claim shall be authorized by a written amendment of the Agreement. Failure of the Parties to agree on the entitlement to or the scope or amount of an equitable adjustment or other relief under this Section 30.4.5 shall be treated and resolved as a dispute under the Agreement.

30.5	Reports

30.5.1
Supplier shall prepare and deliver to Customer the reports and compilations of information set forth in the “Governance and Relationship Management” Exhibit according to the schedule or with the frequency set forth in that Exhibit.

31.	Affected Employees

31.1
In order to facilitate the orderly assumption by Supplier of its obligations under the Agreement, if applicable, Supplier shall employ or offer employment to (or cause its Affiliate to do so, as applicable), Customer Group personnel identified in a Statement of Work (the “Affected Employees”) in accordance with the terms and conditions of the “Human Resources Provisions” Exhibit and applicable local law. All costs and expenses incurred by Supplier in connection with the offer to employ and the employment of the Affected Employees shall be the responsibility of Supplier.

32.	Supplier Personnel

32.1	Supplier Account Executive
Unless otherwise provided in the Agreement, the Supplier shall appoint a dedicated person to serve as the Supplier’s single point of accountability for the Services (the “Supplier Account Executive”). The Supplier Account Executive shall have the additional responsibilities described in the “Governance and Relationship Management” Exhibit. The Supplier Account Executive’s compensation shall include meaningful financial incentives based on the Customer’s satisfaction with the Services.

32.2	Replacement of Personnel

32.2.1	The Supplier shall assign an adequate number of properly educated, trained and qualified Supplier Personnel to perform the Services.

32.2.2
If the Customer determines that the level or quality of the performance of the Services is unsatisfactory and it is not in the Customer’s best interests for any Supplier or subcontractor employee to be appointed to perform or to continue performing any of the Services, the Customer may give the Supplier written notice to that effect and the Supplier will take prompt

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action, at no expense to the Customer, to remedy the situation to the satisfaction of the Customer. Promptly after its receipt of such a notice, the Supplier shall investigate the matters set forth in the notice and discuss with the Customer the results of the investigation. If, following discussions with the Customer the Customer decides that the individual should be removed from the Customer’s account, the Supplier will promptly do so and replace such individual with an individual of suitable ability and qualifications.

32.3	Key Supplier Personnel and Positions

32.3.1	In each Statement of Work, the Customer may designate members of, and/or positions on, the Supplier’s customer service team as “Key Supplier Personnel” and “Key Supplier Personnel Positions.”

32.3.2
The Supplier shall cause the Supplier Personnel who are Key Supplier Personnel or who occupy each of the Key Supplier Personnel Positions to devote substantially all of their working time and effort in the employ of the Supplier to his or her responsibilities for the provision of the Services, subject to the Supplier’s reasonable holiday, vacation and medical leave policies and subject to occasional, short-term, non-recurring work on other assignments by the Supplier related to the Key Supplier Personnel’s areas of expertise.

32.3.3
The Customer may from time to time request a change the designated Key Supplier Personnel and Key Supplier Personnel Positions upon written notice to the Supplier. Supplier will evaluate Key Supplier Personnel performance within 30 days of Customer request and decide the course of action, which may or may not include the change or termination of the employee.

32.3.4
Before the initial and each subsequent assignment of an individual to a Key Supplier Personnel Position, the Supplier shall notify the Customer of the proposed assignment, introduce the individual to appropriate representatives of the Customer and, consistent with the Supplier’s practices governing the disclosure of such information to its customers, provide the Customer with a resume and any other information about a prospective individual reasonably requested by the Customer. If the Customer objects to the proposed assignment, the Parties shall attempt to resolve the Customer’s concerns on a mutually agreeable basis.

32.3.5
The Supplier will give the Customer, where reasonably possible, at least 90 days advance notice of a change of the person appointed to a Key Supplier Personnel Position, and will discuss with the Customer any objections the Customer may have to such change. Where reasonably possible, the Supplier will arrange for the proposed replacement for an individual appointed to a Key Supplier Personnel Position to work side-by-side with the individual being replaced during the notice period to achieve an effective transfer of knowledge prior to the incumbent leaving his or her position. The Supplier shall not reassign or replace any person assigned to a Key Supplier Personnel Position during the first year of his or her assignment to the Customer service team, nor shall the Supplier assign more than 3 different individuals to a single Key Supplier Personnel Position during the Term, unless the Customer consents to such reassignment or replacement, or the Supplier employee voluntarily resigns from the Supplier, requests a transfer, is terminated by the Supplier or is unable to work due to his or her death or disability. Individuals designated as Key Supplier Personnel or filling Key Supplier Personnel Positions may not be transferred or re-assigned until a suitable replacement has been approved by the Customer, and no such re-assignment or transfer shall occur at a time or in a manner that would have an adverse impact on delivery of the Services. The Supplier shall establish and maintain an up-to-date succession plan for the individuals serving in Key Supplier Personnel Positions.

32.3.6	Supplier Personnel Requirements

32.3.6.1
Throughout the Term, the Supplier shall be responsible for all recruiting and hiring of staff necessary to perform the Services, to meet the Supplier’s Service Level, schedule and other commitments and to provide continuous improvement to the

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Service Levels. The Customer shall not be obligated to pay any fees relating to any replacement personnel until such time as the Customer reasonably determines that such replacement personnel has reached the same level of proficiency with respect to the Services as the replaced personnel had at the time he or she ceased performance of the Services.

32.3.7	Retention of Experienced Personnel

32.3.7.1
To the extent applicable, the Customer may identify certain of the Affected Employees as “Knowledge Retention Personnel” due to their possession of knowledge that the Customer believes will be critical to the Supplier in providing the Services. To the extent applicable, a list of the Affected Employees who are designated as Knowledge Retention Personnel will be set forth in the applicable Statement of Work. Supplier will use Commercially Reasonable Efforts to keep all Knowledge Retention Personnel as members of the Customer service team subject to the Supplier’s ability to make reasonable opportunities for promotion available to them within the Customer service team. The provisions of Section 32.3.5 shall also apply to changes in the assignment and/or employment status of Knowledge Retention Personnel, except for that provision of Section 32.3.5 that limits the number of individuals who may occupy a Key Supplier Personnel Position during the Term.

32.3.7.2
Supplier will make Commercially Reasonable Efforts to maintain a the turnover rate of the Supplier Personnel, that does not exceed 15% of the aggregate population of the Supplier Personnel performing the Services under the Agreement.

32.3.8	Customer Right to Hire Service Personnel
Subject to the other provisions of this Agreement, from the Effective Date until 6 months following the completion of all of Supplier’s performance obligations under this Agreement (including the performance of the Services and Termination/Expiration Assistance, but not including observances or obligations, such as indemnification, warranties, or protecting Confidential Information, that survive expiration or termination), Customer will not knowingly and directly or indirectly solicit or seek to procure, without Supplier’s prior written consent, which may be withheld at Supplier’s sole discretion, the employment of or employ Supplier Personnel engaged in the provision of the Services. Notwithstanding the foregoing restriction, (i) Customer may employ a number of Supplier Personnel equal to the total number of Affected Employees that have been employed by Supplier in connection with the provision of the Services under this Agreement; (ii) Customer may employ any Supplier Personnel who respond to a general solicitation to the public (including solicitations by way of job-posting websites) or solicitations by a retained third party so long as the third party is not directed by Customer or its Affiliates to make such solicitation to Supplier Personnel; or (iii) if Supplier refuses or fails to provide Termination/Expiration Assistance reasonably requested by Customer and subject to Section 27 (Termination/Expiration Assistance), Customer shall have the right to solicit any such Supplier Personnel who were involved in performing the terminated Services; provided, however, in such cases described in (iii), Customer shall not be permitted to hire more than 1/3 of Supplier Personnel involved in the performance of the terminated Services. Customer shall be entitled to exercise its rights under this Section 32.3.8 without interference from Supplier and Supplier shall cooperate with Customer to facilitate Customer’s exercise of such rights. Supplier shall waive its rights, if any, under contracts with such individuals restricting their ability to be recruited or by Customer or its designee. Customer or its designee shall have reasonable access to such Supplier Personnel for interviews and recruitment.

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33.	Full Cooperation
Supplier will provide immediate assistance to Customer in responding to any inquiry or observation from any governmental agency or industry standards organization, and will promptly investigate and respond to any allegation the Product is improperly designed or has failed to perform properly.

34.	Exclusivity
Supplier shall not use Customer’s Confidential Information to manufacture nor sell Products, or substantially similar products, to any third party under a trade name, trademark, or other proprietary name or symbol, which is owned by or licensed to a third party, it being the intention of the Parties that Supplier shall not, during the term of this Agreement, use Customer Confidential Information to manufacture or sell any Products, including “private labeled” Products, to any third parties without the prior written consent of Customer.

35.	Obligation Not to Subcontract

35.1
Supplier agrees that it will perform all final manufacturing and assembly operations itself to produce the Products, and that it will not subcontract the complete or substantially all of manufacturing or assembly of the Products unless Supplier obtains Customer’s prior written approval. Supplier is responsible for notifying Customer of any plans for change of manufacturing locations.

35.2
The subcontracting of any work hereunder, if permitted by Customer, shall not relieve Supplier from its obligations hereunder, including, but not limited to, the obligation to require the companies providing goods and services to Supplier on a first-tier basis, to comply with Customer Compliance Policies.

36.	Assignments
The Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section 36, neither Party may, or will have the power to, assign the Agreement (or any rights, benefits or obligations hereunder, including the right to receive payments hereunder) by operation of law or otherwise without the prior written consent of the other, except that Customer may assign its rights and delegate its duties and obligations under this Agreement (i) to an Affiliate or (ii) as a whole as part of the sale or transfer of all or substantially all of its assets and business, including by merger or consolidation with a person or entity that assumes and has the ability to perform Customer’s duties and obligations under this Agreement, without the approval of Supplier and (iii) Supplier shall have the right to assign its rights to receive monies hereunder, without the prior written consent of Customer provided that no such assignment will provide the assignee any right to make any claim or assert any Dispute directly against Customer nor provide the assignee any broader or different rights than Supplier has hereunder. Supplier shall at all times continue to be Customer’s sole point of contact with respect to this Agreement, including with respect to payment. The person or entity to which such rights are assigned, transferred, pledged, hypothecated or otherwise encumbered shall not be considered a third party beneficiary under this Agreement and shall not have any rights or causes of action against Customer.

37.	Remedies
In addition to the rights to indemnification and to terminate this Agreement and other rights as described above, if either Party fails to perform or comply with any of the terms and conditions of the Agreement, and except as otherwise stated in this Agreement, the other Party may pursue any and all other remedies available at law or in equity, including, but not limited to, seeking damages, including reasonable attorneys’ fees and court costs, specific performance, injunctions, or any combination of these.

38.	Severability
Any portion of this Agreement, which is prohibited by the laws of any country or state, shall, as to such jurisdiction, be ineffective only to the extent of such prohibition without invalidating the remaining provisions of this Agreement.

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39.	Waiver
The failure or delay of either Party to enforce, at any time or for any period of time, any provision of this Agreement or any right or remedy available hereunder or at law or equity shall not be construed to be a waiver of such provision or of any available right or remedy. In addition, no single or partial exercise of any right, power or privilege hereunder shall preclude the enforcement of any further exercise or exercise of any right, power or privilege hereunder.

40.	Notices

40.1
Unless otherwise provided in this Agreement, all notices under this Agreement shall be in writing and in English and may be delivered (i) personally by hand, (ii) by overnight or international courier service, (iii) by email, if confirmed electronically by the recipient, or (iv) by certified or registered mail, return receipt requested and postage prepaid; addressed as follows:

40.1.1	if to Supplier, at the address on the Cover Page and to the attention of the title of the officer who executed this Agreement on the Cover Page with a copy to the attention of the General Counsel, and

40.1.2	if to Customer, at the address on the Cover Page and to the attention of the Chief Procurement Officer and to the General Counsel, and also to law.notices@ncr.com,

40.2
or to a Party at such other address as may be designated by the Party by written notice to the other. Any notice sent in accordance with this provision shall be deemed given upon receipt by the receiving Party.

41.	Limit of Authority; Relationship of Parties
The Parties acknowledge and agree that, in the exercise of their respective rights and the performance of their respective obligations under this Agreement, they are and shall remain independent contractors, not co-venturers, employer and employee, franchisor and franchisee, partners or agents. Nothing in this Agreement shall be construed (i) to give either Party the power to direct or control the daily activities of the other Party; or (ii) give either Party the authority to assume or create any binding obligation whatsoever, express or implied, on behalf or in the name of the other Party.

42.	Entire Agreement; Modification; Interpretation

42.1
All of the terms and conditions to this Agreement are specified in this Agreement, including the Cover Page, Exhibits and the NCR Supplier Quality Manual. This Agreement supersedes all prior communications, representations, and agreements between the Parties regarding the subject matter of this Agreement and contains the entire understanding between the Parties concerning the subject matter of this Agreement, whether oral or written, including any confidentiality agreement between the Parties which has been in effect but is superseded by the terms of this Agreement as of the start date of the Term of this Agreement.

42.2
This Agreement may be amended or modified (each, an “Amendment”) only by an agreement in writing, signed by duly authorized officers of both Parties. Any additional or different terms in Supplier’s forms (including any invoice, confirmation or acknowledgement issued by Supplier in response to a Purchase Order), electronic or otherwise, are material alteration to the terms of this Agreement and therefore invalid unless agreed to in writing by both Parties.

42.3
If any term of this Agreement is found to be invalid or unenforceable under any statute, regulation, ordinance, order, or any other rule of law, such term shall be deemed reformed or deleted, but only to the extent necessary to comply with such statute, regulation, ordinance, order, or rule, and the remaining provisions of this Agreement shall remain in full force and effect.

42.4
In the event of a conflict between the General Terms and Conditions of this Agreement, the Exhibits and Customer Compliance Polices, including the NCR Supplier Quality Manual, the order of precedence and control in descending order shall be the General Terms and Conditions of this Agreement, the Exhibits and then Customer Compliance Polices. This Agreement is the product

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of negotiations between Customer and Supplier, and will be construed as if jointly prepared and drafted by them, and no provision hereof will be construed for or against either Party by reason of ambiguity in language, rules of construction against the drafting party or similar doctrine.

42.5	The various Section headings are inserted for purposes of reference only and shall not effect the meaning or interpretation of this Agreement or any provision hereof.

43.	Governing Law; English Language; Dispute Resolution

43.1
This Agreement shall be governed by and construed in accordance with and pursuant to the laws of the State of New York, U.S.A. (without regard to any conflicts of law rules that could result in the application of the laws of another jurisdiction). The application of all or any of the provisions of the United Nations Convention on Contracts for International Sale of Goods (Vienna Sales Convention) to this Agreement or a Purchase Order, or the incorporation of such provisions into this Agreement or a Purchase Order, at any time is expressly excluded in all respects. Supplier hereby waives any immunity on the grounds of sovereignty, the act-of-state doctrine, or the like from the jurisdiction of any court or other forum from any action, suit or proceeding, or the service of process in connection therewith, arising under this Agreement.

43.2
The Parties agree that this Agreement is written in the English language and that the English language version of the Agreement will control for all purposes of interpretation and otherwise, regardless of whether the Agreement is subsequently or simultaneously translated into any other language, and regardless of whether any such translation may be signed by the Parties.

43.3
Any dispute, controversy or claim arising out of or relating to this Agreement or its breach (a ”Dispute”) shall be conducted in English and shall be submitted to the exclusive jurisdiction of the state and federal courts located in New York County in the State of New York, U.S.A.; except that in actions seeking to enforce any order or judgment of such courts in New York, such jurisdiction shall be nonexclusive. Each of the Parties hereby irrevocably consents, generally and unconditionally, to the personal jurisdiction of the state and federal courts in the State of New York, and each Party irrevocably waives any objection, including any objection to the laying of venue based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such courts.

43.4
In the event of a Dispute in which Supplier claims Customer is in breach of this Agreement and Customer, in good faith, disputes such claim, Supplier shall continue to perform its obligations throughout the period in which the Dispute being resolved, provided Customer continues to pay all undisputed amounts in accordance with the terms of this Agreement.

43.5
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 43.5.

43.6
Except for a Party’s injunctive relief rights set forth in this Agreement, the Parties acknowledge that the dispute resolution procedures set forth in this Section 43 are intended as the exclusive procedure for resolving Disputes and agree not to initiate litigation or commence any arbitration or other dispute resolution proceeding in any other forum or jurisdiction. In the event that a Party institutes any legal suit, action, or proceeding, including arbitration, against the other Party in a jurisdiction other than as set forth in this set forth in this Section 43 (other than an action for injunctive relief), then the

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other Party shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such Party in enforcing the forum and jurisdiction provisions of this Section 43, including actual attorneys' fees and expenses and court costs.

44.	Force Majeure
Each Party shall be excused from liability for failure to perform under this Agreement because of acts of God, fire, floods, unanticipatable actions by governments, or other unanticipated causes which cannot be remedied by the Commercially Reasonable Efforts of the Party whose performance is impaired; provided, that the Parties shall use reasonable efforts to continue to meet their obligations for the duration of the force majeure condition; and provided further, that the Party declaring force majeure shall notify the other Party promptly in writing of the commencement of the condition, the nature, and the termination of the force majeure condition. Strikes, lockouts and other forms of labor unrest shall not constitute events of force majeure, other than strikes, lockouts and other forms of labor unrest of a third party. In the event a force majeure condition is not cured within [*****], Supplier, upon the written request of Customer, will provide Customer’s Tools (unless not acceptable due to force majeure condition) and design to Customer or its designee and Customer shall have the right to immediately produce the Products at another manufacturer during the force majeure event. However, the transfer of Customer’s Tools and/or design shall not be delayed by such negotiations being commenced or completed. A force majeure event pursuant to this Section 44 shall not affect either Party’s payment obligations, as set forth herein.

45.	Prohibited Countries/Persons/Impermissible Conduct
Supplier agrees that it will not acquire for use in the performance of this Agreement any merchandise, equipment, supplies, or services originating from, processed in, or transported from or through, the countries and/or persons prohibited from commerce by the United States Government or as set forth in Customer Compliance Policies. This restriction also includes merchandise, equipment, supplies or services from any other country/person that is restricted by law, regulation or executive order at any time during performance of the contract. If Customer authorizes Supplier to subcontract, Supplier shall include this provision in such subcontract(s).

46.	Additional U.S. Government Regulations

46.1
Without limiting Supplier’s obligation to comply with applicable laws and regulations as contained in this Agreement, Supplier agrees to comply with the following contract clauses, to the extent those clauses are applicable to Supplier:

Federal Acquisition Regulation ¶ 52.222-26, Equal Opportunity (E.O. 11246);
Federal Acquisition Regulation ¶ 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212); and
Federal Acquisition Regulation ¶ 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793).

46.2
The full text of those clauses, which may be found in 48 United States Code of Federal Regulations (C.F.R.) Chap 1, are incorporated into the text of this Agreement. The version of the clause in effect as of the date this Agreement is applicable. Customer shall have the right to unilaterally amend this Article to add or delete to the list of the above U.S. regulations to ensure compliance with applicable U.S. government requirements.

46.3
If an order exceeds USD$10,000 and the Products being provided are ultimately delivered to the United States Federal government (including non-appropriated fund instrumentalities of the Federal government), Supplier agrees that an authorized representative of the United States Federal government will have the right to examine and audit the books and records of Supplier directly pertaining to the order. Examination and audit may be anytime during the contract period and up to 5 years after final payment to Customer by the United States Federal Government for such items.

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47.	No Gratuities
By entering into this Agreement, each Party certifies that it and its representatives did not offer, solicit, accept or provide (or attempt to offer, solicit, accept, or provide) any gratuity (entertainment, gifts, money, or other thing of value) to the other Party or any of the other Party’s representatives for the purposes of obtaining or rewarding favorable treatment in connection with this Agreement or its award or in connection with any subcontracts of each Party under this Agreement or their award.

48.	Counterparts; Execution by Facsimile
This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Execution may be effected by delivery of scanned copies of signature pages, with original signatures exchanged after.

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EXHIBIT 1
MASTER MANUFACTURING AGREEMENT DEFINITIONS
This is Exhibit 1 to that certain Master Services Agreement dated as of April 22, 2018, between Customer and Supplier.

Abandon or Abandonment	has the meaning set forth in Section 29.1 of the Agreement.
Affected Employees	has the meaning set forth in Section 31.1 of the Agreement.
Affiliates	means, with respect to a Party, any entity at any time Controlling, Controlled by or under common Control with such Party.
Agreement	has the meaning set forth in the Cover Page of the Agreement.
Allocation Percentage	has the meaning set forth in the “Service Levels” Exhibit.
Amendment	means a modification to the Agreement made in accordance with Section 42.2 of the Agreement.
At Risk Amount or Amount at Risk	has the meaning set forth in the “Service Levels” Exhibit.
Audit Period	has the meaning set forth in Section 9.1 of the Agreement.
Change	has the meaning set forth in Section 30.4.1 of the Agreement.
Change Control Process	has the meaning set forth in Section 30.4.1 of the Agreement.
Change of Control
means the transfer of the Control of a Party, or a sale of substantially all of the assets of a Party, from the persons or persons who hold such Control on the Effective Date to another person or persons, but shall not include a transfer of the Control of a Party to an Affiliate of such Party.

Change Request Authorization(s)
means the process and any related forms required to request and authorize Changes requested by Customer Contract Manager or its designee, where such Changes are within the scope of the existing Services.

Charges	means the charges and pricing for the Services as set forth on the Cover Page and the “Charges” Exhibit.
Claim	means any civil, criminal, administrative or investigative action or proceeding commenced or threatened by a third party.
Commencement Date	means the date(s) on which Supplier becomes responsible for performance of the Services, as set forth in any applicable Statement(s) of Work.
Commercially Reasonable Efforts
whether capitalized or not, means taking such steps and performing in such a manner as a well-managed, financially responsible company would undertake where such company was acting in a determined, prudent, diligent and reasonable manner to achieve a particular desired result for its own benefit and the benefit of all its customers.

Company Information
means collectively the Confidential Information and Trade Secrets of a Party and/or a designated group including such Party. Company Information also includes information which has been disclosed to such Party and/or a designated group including such Party by a third party, which Party and/or a designated group including such Party is obligated to treat as confidential or secret.

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Confidential Information
means with respect to a Party and/or a designated group including such Party, any and all proprietary business information (including, without limitation, Personally Identifiable Information) of the disclosing Party and/or a designated group including such Party and/or of third parties in the possession of the disclosing Party and/or a designated group including such Party, treated as secret by the disclosing Party and/or a designated group including such Party (that is, it is the subject of efforts by the disclosing Party and/or the designated group including the disclosing Party that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret (defined below), including, without limitation, any and all proprietary information in the possession of such disclosing Party and/or a designated group including such Party of which the receiving Party becomes aware as a result of its access to and presence at the other Party’s and/or a designated group’s including such Party facilities.

Contract Records	has the meaning set forth in Section 9.1 of the Agreement.
Control, Controlling, or Controlled
means with regard to an entity the legal, beneficial or equitable ownership, directly or indirectly, of 50% or more of the outstanding equity or capital stock (or other ownership interest) of such entity ordinarily having voting rights, or the equivalent right under contract to control management decisions.

Cover Page	has the meaning set forth on the Cover Page of the Agreement.
Credit Percentage	has the meaning set forth in the “Service Levels” Exhibit.
Critical Deliverables
means those deliverables performed on a one-time or periodic basis, for which a Deliverable Credit may be payable in accordance with Section      of the “Service Levels” Exhibit and described in the applicable Statement(s) of Work, Critical Deliverables are identified in the applicable Statement(s) of Work. Critical Deliverables are not Critical Service Levels.

Critical Service Levels
means those Service Levels established under the “Service Levels” Exhibit for which a Service Level Credit may be payable. It is the intent of the Parties that all Critical Service Levels shall be quantifiable, measurable and objective.

Customer	has the meaning set forth in the Cover Page of the Agreement.
Customer Account Executive	has the meaning set forth in Section 30.1.2 of the Agreement.
Customer Auditor	has the meaning set forth in Section 9.2 of the Agreement.
Customer Business	means the businesses engaged in by Customer Group.
Customer Compliance Policies
means Customer Group corporate compliance policies listed on the “Customer Policy Compliance Certificate” Exhibit, the security policies and protocols provided in the “Supplier Security Information Security Standards” Exhibit, the policies and provisions provided in the “Special Safeguards for Competitive Security” Exhibit, and/or otherwise referenced in the Agreement, as modified, amended and/or supplemented from time to time by Customer Group.

Customer Data
means (i) all data and information collected, generated, provided or submitted by, or caused to be collected, generated, provided or submitted by, Customer Group in connection with the Services; (ii) all data and information regarding Customer Business collected, generated or submitted by, or caused to be collected, generated, provided or submitted by, Supplier and/or its Affiliates and subcontractors; (iii) all data and information regarding Customer Business processed or stored, and/or then provided to or for Customer Group, as part of the Services, including, without limitation, data contained in forms, reports and other similar documents provided by Supplier as part of the Services; and (iv) Personally Identifiable Information, but excluding from items (i) through (iv), information regarding Supplier’s personnel provided to Customer, and regarding Supplier’s costs other than those costs that Supplier is obligated to provide to Customer Group under the Agreement.

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Customer Governmental Orders/Judgments
means all federal, state, provincial, regional, territorial and local laws, statutes, statutory instruments, ordinances, regulations, rules, executive orders, supervisory requirements, directives, circulars, opinions, interpretive letters and other official releases of or by any government, or any authority, department or agency thereof applicable to any members of Customer Group.

Customer Group	means individually and collectively Customer and its existing and future Affiliates that use or receive any portion of the Services.
Customer Group Competitors	means the entities and persons listed on the “Parties’ Competitors” Exhibit.
Customer Indemnitees	has the meaning set forth in Section 19.1 of the Agreement.
Customer Software	means Software that is owned by the members of Customer Group.
Customer Supplied Software
Means software owned or licensed by Customer that is provided to Supplier, either to install in Supplier’s systems or to access through a Customer portal, for purposes of manufacturing the Products. The Customer Supplied Software is listed on Exhibit 16 along with the rights to access and use each such software for purposes of manufacturing the Products.

Customer Systems	means the computer equipment, Software, data networks and systems used and operated by Customer Group for its information technology requirements.
Customer’s Tools	has the meaning set forth in Section 22.1 of the Agreement.
Defect	means a breach of the Services Warranty in Section 16.1 of the Agreement.
Delay Deliverables	has the meaning set forth in Section 6.4 of the Agreement. has the meaning set forth in the Development Services Exhibit
Deliverable Credits
means the monetary amount(s) that Supplier shall pay to Customer (or apply against Charges) in the event of a failure to achieve a Critical Deliverable as listed in the “Service Levels” Exhibit and its Attachment(s).

Derivative Work
means a work based on one or more pre-existing works, including without limitation, a condensation, transformation, expansion or adaptation, which would constitute a copyright infringement if prepared without authorization of the owner of the copyright of such pre-existing work.

Design	the trade dress, visual design, and copyrights in the non-functional aspects of the Products and packaging
Dispute	has the meaning set forth in Section 43.3 of the Agreement.
Effective Date	means the date set forth on the Cover Page of the Agreement.
End User(s)	has the meaning set forth in Section 1.1 of the Agreement.
Ensure or ensure	means a commitment to perform a function or task associated with an obligation.

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Equipment Equipment Charge

Means any machines, tools or gear which are not specific to the Services provided to Customer and can be readily used within Supplier operations to produce or provide Services to other Supplier customers.

Means with respect to Equipment owned by Supplier that is implicated by the relevant termination event and used by Supplier on a fully dedicated basis to perform the Services, if Customer decides not to purchase such Equipment and Supplier is not able to redeploy such Equipment within sixty (60) days of the date on which such Equipment is no longer required to perform the Termination Assistance Services, the amount included in the Wind-Down charges shall consist of the sum of the book value for each such item of Equipment, net any amounts recovered by Supplier through the sale or other disposition of such Equipment.

EU	means the European Union.
Excess Material	has the meaning set forth in Section 2.6.2 of the Agreement.
Forecasts	has the meaning set forth in Section 2.5 of the Agreement.
Harmful Code Immediately and Promptly or immediately and promptly has the meaning set forth in Section 16.1.3 of the Agreement in all its and their forms and wherever it is used in the Agreement, regardless of capitalization, shall mean as soon as reasonably practicable.

Including and including (and its derivatives, such as “include” and “includes”)	means including without limitation.
Intellectual Property or Intellectual Property Rights
means, on a worldwide basis, any and all: (i) rights associated with works of authorship, including copyrights, moral rights and mask-works; (ii) trademarks and service marks; (iii) trade secret rights; (iv) patents, designs, algorithms and other industrial property rights; (v) other intellectual and industrial property rights of every kind and nature, however designated, whether arising by operation of law, contract, license or otherwise; and (vi) registrations, initial applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force (including any rights in any of the foregoing).

Interpretative Issue	has the meaning set forth in Section 17.6.2 of the Agreement.
Inventions	has the meaning set forth in Section 23.3 of the Agreement.
Key Measurements
means those Service Levels for which no Service Level Credit is payable, but which are meaningful to Customer Group business, and are described in the “Service Levels” Exhibit and/or applicable Statement(s) of Work.

Key Supplier Personnel	has the meaning set forth in Section 32.3.8 of the Agreement.
Key Supplier Personnel Positions
means those personnel furnished by Supplier to perform the Services who are designated Key Supplier Personnel and/or occupy positions designated as Key Supplier Personnel Positions, as designated by Customer from time to time, pursuant to Section 32.3.8 of the Agreement.

Legal Requirements	has the meaning set forth in Section 14.1 of the Agreement.
Long-Lead Material	has the meaning set forth in Section 2.6 of the Agreement.
Losses
means all judgments, settlements, awards, losses, charges, liabilities, penalties, interest claims (including taxes and all related interest and penalties incurred directly with respect thereto), however described or denominated, and all related reasonable costs, expenses and other charges associated with defending and/or settling a Claim (including all reasonable attorneys’ fees and all disbursements, interest and penalties), however described or denominated.

Materials	as the meaning set forth in Section 3.1 of the Agreement.

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Materials Declaration Requirements	has the meaning set forth in Section 14.5.1 of the Agreement.
Minimum Contractual Requirements	means the minimum contractual requirements required by NCR as set forth in the Statement of Work - Manufacturing Services and Specifications Exhibit
New Services
means (A) additional services or modifications to the Services requested by Customer (i) which have a material impact on Supplier’s cost, (ii) that are materially different from the Services, and (iii) to which the existing pricing mechanisms in the “Charges” Exhibit cannot be applied, or (B) onetime start up or transition costs not included in the existing pricing mechanisms in the “Charges” Exhibit.

Obsolete Material	has the meaning set forth in Section 2.6.2 of the Agreement.
Out-of-Pocket Expenses
means reasonable, demonstrable and actual out-of-pocket expenses due and payable to a third party by Supplier that are approved in advance by Customer and for which Supplier is entitled to be reimbursed by Customer under the Agreement. Out-of-Pocket Expenses shall not include Supplier’s overhead costs (or allocations thereof), general and/or administrative expenses or other markups. Out-of-Pocket Expenses shall be calculated at Supplier’s actual incremental expense and shall be net of all rebates and allowances.

Parties	means Supplier and Customer.
Party	means Supplier or Customer.
Pass-Through Expenses	has the meaning set forth in the “Charges” Exhibit.
Personally Identifiable Information
means any and all information provided by Customer Group and/or its Affiliates or collected by Supplier for Customer Group (i) that identifies, or when used in combination with other information provided by Customer Group or processed by Supplier on behalf of Customer Group identifies, an individual, or (ii) from which identification or contact information of an individual person can be derived. Personally Identifiable Information can be in any media or format, including computerized or electronic records as well as paper-based files. Personally Identifiable Information includes, without limitation, a person’s name, home and work contact information, email address, social security number, social insurance number, or other government-issued identifier, and all information about the individual’s relationship with Customer Group (such as compensation and benefits information, education, training and professional qualification data, job information, health and disability data, products and services purchased data, products and services usage data, etc.) Additionally, to the extent any other information (such as, but not necessarily limited to, biometric information) is associated or combined with Personally Identifiable Information, then such information also will be considered Personally Identifiable Information.

Pool Percentage Available for Allocation	has the meaning set forth in the “Service Levels” Exhibit.
Procedures Manual	has the meaning set forth in Section 30.3.1 of the Agreement.
Process
means to collect, record, organize, store, adapt or alter, retrieve, consult, use, disclose by transmission, disseminate or otherwise make available, align or combine, block, erase or destruct, whether or not by automatic means information or data.

Products	has the meaning set forth in Section 1.1 of the Agreement.
Proposal	has the meaning set forth in Section 10.2.1 of the Agreement.
Purchase Order	has the meaning set forth in Section 2.1 of the Agreement.
Request	has the meaning set forth in Section 10.2.1 of the Agreement.
RMA	has the meaning set forth in Section 16.4 of the Agreement.
RMA Product	has the meaning set forth in Section 16.4 of the Agreement.

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Samples	has the meaning set forth in Section 4.2 of the Agreement.
SSCO
Means a self-service check out device primarily used at large grocers and retailers with the sole function of allowing a customer to checkout and pay for products at the exit counter. The self-service checkout must have a user interface display, CPU, controller board, payment mounting bracket and device, and printer with options for scanners (handheld, bioptic, and/or single window, security scale, basket shelf, cash device, coin device, and infeed/outfeed belts. For the avoidance of doubt vending machines and kiosks, attended or unattended, are not considered SSCO. Further depicted below for clarity:

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Service Level Default
means Supplier’s level of performance for a particular Critical Service Level or Key Measurement fails to meet the applicable Target Service Level at any time or Supplier’s level of performance fails to meet a particular Critical Deliverable.

Service Level Termination Event(s)
means (a) in any rolling 12 month period at any point during the Term, Supplier has a total of 4 or more Service Level defaults for the same Critical Service Level; or (b) the Total Service Level Credits at any time are equal to or greater than 25% percent of sum total of the aggregate At Risk Amount for the preceding 12 month period.

Service Levels
means the standards of performance to be met or exceeded by Supplier in providing the Services (including, without limitation, the Critical Deliverables). The Service Levels are set forth in the “Service Levels” Exhibit.

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Services
means the services, functions and responsibilities, as they may evolve during the Term and as they may be supplemented, enhanced, modified or replaced, comprised of (i) the services, functions, and responsibilities described in the Agreement, including the Termination/Expiration Assistance; (ii) the services, functions, and responsibilities reasonably related to the tasks described in the “Statement of Work - Manufacturing Services and Specifications” Exhibit; (iii) the projects as set forth in a Statement of Work by the Parties; (iv) New Services upon execution of an Amendment by the Parties incorporating such New Services into the Agreement; and (v) any services, functions, and responsibilities not specifically described in the Agreement which are an inherent or necessary part or subpart of, and which are required for the proper performance and provision of, the services, functions, and responsibilities described above. Changes during the Term in the services, functions and responsibilities described above shall not be deemed to be New Services, if such services, functions and responsibilities evolved or were supplemented and enhanced during the Term (a) by Supplier in its sole discretion, or (b) are required to be made by Supplier as part of the services, functions or responsibilities described above pursuant to the terms of the Agreement unless specifically identified in the Agreement as a New Service.

Services Warranty	has the meaning set forth in Section 16.1 of the Agreement.
Software	means applications software and all other software that perform (or assist in performing) tasks in connection with the Services.
Specifications	has the meaning set forth in Section 4.1 of the Agreement.
Statement of Work
means a statement by the Parties and setting forth the scope of work, fees, timeline and other relevant terms regarding the Services to be performed by Supplier. A Statement of Work may implement Changes where such Changes are outside the scope of the existing Services.

Supplied Software	means Software that is owned by Supplier or its Affiliates.
Supplier	has the meaning set forth in the Cover Page of the Agreement.
Supplier Account Executive	has the meaning set forth in Section 32.1 of the Agreement.
Supplier Indemnitees Supplier Personnel
has the meaning set forth in Section 19.2 of the Agreement.
means any and all personnel furnished or engaged by Supplier to perform the Services, including employees and independent contractors of (i) Supplier, (ii) its Affiliates and (iii) Supplier’s and its Affiliates’ subcontractors.

Supplier Supplied Software	means Supplier Software and Third Party Software that Supplier uses or provides to Customer to Use on behalf and for Customer Group in accordance with this Agreement.

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Supplier Tools	means any Equipment, tools, know-how, methodologies, processes, technologies or algorithms selected and provided or made available by Supplier and used by Supplier in providing the Services.
Target Service Level	means the minimum level of performance set forth in the “Service Levels” Exhibit and/or any applicable Statement(s) of Work with respect to each Critical Service Level and Key Measurement.
Term	has the meaning set forth in Section 1.1 of the Agreement and any extension of the Term described in the Agreement.
Termination	has the meaning set forth in Section 25 of the Agreement.
Termination/Expiration Assistance	has the meaning set forth in Section 27.1 of the Agreement.
Third Party Contracts
means those contractual, leasing and licensing arrangements to which one or more members of Customer Group, or their or its Affiliates, is a party and pursuant to which a member of Customer Group receives any third party products, software and/or services that Supplier will access or use in providing the Services and for which Supplier is assuming operational, compliance, financial, management and/or administrative responsibility under the Agreement.

Third Party or third party	means any person or entity that is not a Party to the Agreement and is not an Affiliate of a Party to the Agreement.
Total Service Level Credits	means the amount equal to the sum of the actual Service Level Credits paid in any rolling 12 month period at any time during the Term.
Trade Secrets
means with respect to a Party and/or designated group including such Party, information related to the services and/or business of the disclosing Party and/or such group and/or of a third party which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party and/or such group that are reasonable under the circumstances to maintain its secrecy, including without limitation (i) marking any information clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret. Assuming the criteria in sections (a) and (b) above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential customers and suppliers.

Trademarks	has the meaning set forth in Section 23.1.1 of the Agreement.

Use	means to make, have made, use, copy, maintain, modify, enhance, display, perform, distribute or create Derivative Works.
Warranty Period	has the meaning set forth in Section 16.1 of the Agreement.
Wind-Down Charges
means the following expenses or charges as a result of a termination of this Agreement that are not otherwise subject to payment or reimbursement by Customer under this Agreement and to the extent reasonably necessary and actually incurred by Supplier (Supplier shall provide Customer evidence of such expenses), after Supplier takes Commercially Reasonably Efforts to mitigate the adverse financial impact: (i) lease termination obligations, provided that, upon Customer’s request, Supplier shall provide to Customer copies of lease agreements entered into with respect to Supplier-leased Equipment and Supplier facilities used exclusively for the Services; (ii) the Equipment Charge; (iii) the cost of the Materials and any Work In Process (WIP) necessary to fulfill Customer’s 6-month Forecasted requirements, which Materials and WIP shall be transferred to Customer; (iv) any Products which Supplier has completed manufacture prior to termination pursuant to an outstanding Purchase Order for which payment has not been made (which, notwithstanding anything herein to the contrary, shall be purchased and delivered to Customer in accordance with the Agreement, including the full Charges for such Products); and (v) severance expenses to any Supplier employees that are laid off as a direct and proximate result of the termination of the Agreement, and solely to the extent Supplier is legally obligated to incur such expenses. In those circumstances in which Supplier is entitled to recover Wind-Down Charges under this Agreement, Supplier shall submit an estimate of the anticipated Wind-Down Charges, together with ways in which such expenses may be mitigated or reduced, within 30 days after the event triggering such Wind-Down Charges. Wind-Down Charges to be recovered by Supplier shall be reduced to the extent Customer or its designees assume financial obligations that Supplier would otherwise have incurred as a result of such termination.

Work Made for Hire	has the meaning set forth in Section 23.3 of the Agreement.

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EXHIBIT 2
STATEMENT OF WORK - MANUFACTURING SERVICES AND SPECIFICATIONS

Until such time as the parties agree to a full Statement of Work, the following terms comprise the SOW:
This Statement of Work #1 is intended to form part of the Master Manufacturing Services Agreement (“Agreement”) between NCR Corporation (“Customer”) and Jabil Inc. (“Supplier”).
Interpretation/Definition: Unless specifically defined in this SOW, capitalized terms will have the same meanings in this SOW as are ascribed in the Agreement
[Commencement Date/Term]

•	General Purpose

a.	Intent of this SOW: This statement of work is for Jabil Chihuahua to manufacture and test of the NCR ATM and SSCO products

b.	Product names: ATM, SSCO

c.	Part/SKU Numbers:

SSCO
[*****]
[*****]
[*****]
ATM
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

•	Specifications:

▪	all of [*****], NCR Supplier Quality Manual; NCR Service Design & Logistics Supplier Guide

▪	[*****]

▪	[*****]

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2.Service Description

a.
Transition Services: to be completed by the parties prior to May 31, 2018 including: Milestones, dependencies, knowledge Transfer Critical Deliverables, etc. Insert Pete’s plan / timeline for initial startup

b.
Transition of Materials and Equipment: (i) Supplier will purchase Customer’s existing on-hand Materials, to the extent not required by Customer for its production and to the extent required for Supplier to produce Products per the Forecast and Purchase Orders. Purchases will be made through POs issued by Supplier to Customer, applying the cost provided by Customer to Supplier as part of the Pricing, for delivery FOB Customer’s dock in Midland or Columbus, Georgia. Materials will be purchased, if at all, prior to December 31, 2018, (ii) Supplier may purchase Equipment from Customer from Customer’s facilities in Midland and Columbus at Supplier’s discretion, at any time prior to October 1, 2018. Pricing will be agreed when Supplier makes a request to purchase. Supplier will prioritize the use of the [*****] of Equipment, if time allows, to meet the accelerated schedule. If Supplier is unable to wait for Customer to make the Equipment available to meet accelerated schedule, Customer acknowledges that Supplier will purchase new Equipment instead of purchasing it from Customer. (iii) Customer will procure Material necessary for Supplier to produce Products during the transfer schedule [*****]. All Material will be provided either by the Customer, and purchased by Supplier at Customer’s cost, or by transfer of Customer purchase orders to Supplier for the necessary Material. (iv) Supplier will provide to Customer a quotation for any costs needed to purchase Customer Tools or New Services required for Supplier to fulfill its Services obligations. Customer will be responsible to either pay for such costs or reimburse Supplier upon mutual agreement on the quoted costs.

c.	Go live date for the first products from supplier is estimated to be, and Supplier will use its Commercially Reasonable Efforts to achieve these dates:

SSCO		First shipment
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
ATM
	[*****]	7/25/18
	[*****]	8/1/18
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

d.	Manufacturing Services Final assembly for SSCO and ATM per specifications

e.	Responsibility Matrix

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The Responsibility Matrix set forth below indicates which party is accountable for certain listed processes, activities and tasks as part of the Services. Entries in both columns indicate a shared responsibility or combined effort between the Parties. Where responsibility is shared, Supplier shall have responsibility for completing the task and Customer shall have decision-making authority. It is not the intent of the Responsibility Matrix to identify or define every process, activity or task to be performed by Supplier in connection with the Services. Supplier is responsible for all Services required by Customer within the subject areas covered by this Service Description, whether or not the particular task or responsibility is expressly stated in the Responsibility Matrix or otherwise in this Service Description.
TBD

Item I.	Services	Supplier	Customer Procurement
BTB		X

f.	Key Personnel – [Supplier to complete]

g.	Quality Standards- [Quality standard for manufacturing]

h.	Other Supplier Obligations

i.	Jabil manufacturing facility, Chihuahua, MX
3.    Lead time – PO accept/reject/alternate date within 2 days
Lead time PO Rcpt to Dock (forecasted ATM/SSCO) – [*****] (ATM/SSCO) or as mutually agreed.
For customer satisfaction and OBF fulfillment requests, an expedited ordering system to be employed. For component-part requests received by 12:00pm, Jabil to ship overnight same-day. All orders received after 12 to be shipped the following day, overnight delivery.
4.    Forecasting – 12 months out (base and feature) – monthly updates
5.    Change order (PO set for one PID/Config, we want a diff one) –
Config changes can be negotiated within [*****] of ship date assuming material is available. Config changes within the [*****] of ship
6.    Reconfiguration: supplier to reconfigure ATM/SSCO units when needed based on time and material quote.
7.    Regulatory requirements including environmental: see Specifications.
8.    Customer Supplied Materials [List all materials that will be supplied by Customer] – COA process, customer supplied stickers, cameras?
These items are to be set up as a purchasable item and are in the Bill of Material driven by a factory fitted kit.  A purchase order will be issued to the “Customer” at zero dollar value to supply the parts free of charge to the assembly location for integration to the unit as per the Bill of Materials and FFK (Factory

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Fitted Kit) guidelines.  These parts traditionally will fall into the format of 123-1234567-F.  The -F indicates it is an item that is supplied free of charge from the customer.  The Customer in this instance is treated as a supplier of these parts.
9.    Customer Tools: See Attachment 2-A
10.    Data collection requirements: - IT – testing system will identify most data collection requirements.
Quality Plan includes report-out requirements that Jabil holds responsibility to determine best data collection, storage, and interpretation methods regarding quality metrics.
Test data (journals) including configuration and genealogy to be included in IT & ME requirements
11.    Warranty-tracking requirements: - [*****] from Shipment, workmanship,
12.    Epidemic Failure Thresholds: -see section 16.5 of the Agreement
13.    Required reports – [Insert in KPI/ Service Level as applicable] – KPI’s, RCA’s(required for OBF, FTT, Material Defect)
14.    Regulatory approvals required from Supplier: - See Specifications
15.    In-Warranty Repair Obligations: - Customer will notify Supplier promptly of any alleged claims of a Defect in Product or Non-conformance in any component or Material of the Product in question. In that notification, Customer will provide information identifying the Product, component or Material to be returned to Supplier along with identifying information (serial numbers, date codes, shipment date) and provide a description of the nature of the alleged Defect or Non-conformance. Any Product, component or Material that is allegedly Defective or Non-conforming will be returned to Supplier for analysis and verification within thirty (30) days. For the purposes of this section, “Defect” means any failure of the Product to meet the Service Warranty. “Non-conformance” means any failure of a component or Material in the Product that is not a breach of the Services Warranty and requires Supplier to pass-through available remedies from the applicable third-party vendor.

a.	If this failure is caused by a Defect, Supplier will either:

i.
provide repaired or replacement components or Materials and use Customer’s Customer Engineers (“CE”) to repair the problem, and pay Customer’s CE charges on a time and materials basis applying the hourly rates in Attachment 2-B, subject to annual CPI increases; or

ii.
Supplier will repair or replace the Product within [*****] business days of receipt by Supplier of the Product and all required associated documentation. Supplier will reimburse Customer for the reasonable cost of transporting the Product to Supplier’s designated repair facility and Supplier will deliver the repaired Product or its replacement, FCA Customer’s designated destination.

b.
If no such Defect is found, Customer shall reimburse Supplier for all actual, reasonable and out-of-pocket costs and expenses incurred to analyze and, if requested by Customer, repair or replace the non-Defective Product and Customer shall bear responsibility for all transportation costs to and from Supplier’s designated repair facility.

c.	If this failure is caused by a Non-conformance:

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i.	Supplier will manage the warranty claim with the third-party vendor and pass-through any contractual remedies that are available.
16.    Out of warranty repair responsibilities: Customer to notify Supplier of any planned return of Product requiring repair or reconfiguration. Supplier will provide Customer a quotation to cover any time and materials required to perform the repair or reconfiguration needed. Customer will pay Supplier for and mutually agreed costs.
17.    Minimum Contractual Requirements: see obligations in Section 3.2 of the MSA and Attachment A (herein)

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Attachment A to Statement of Work

WARRANTY. Supplier warrants that (a) it is free to enter into this PO and has no obligations or requirements under any other agreement contrary to any of the terms and conditions contained herein; (b) hardware will be new and unused on delivery; (c) for a period of [*****] (or longer period as offered by Supplier) after date of receipt by Customer: (i) Products furnished hereunder will be in full conformity with all specifications and other applicable documentation; (ii) hardware will be merchantable, and will be free from defects in material, workmanship and design; (d) software will contain no viruses or harmful code on delivery; and (e) Supplier will employ industry-standard technical practices, skills, care and judgment in its performance of any services pursuant to this PO. These warranties will be in addition to any standard warranties provided by Supplier for the Products, will survive inspection, test, acceptance, and payment, and will inure to the benefit of Customer, its successors, assigns, and customers (including but not limited to resellers and end users). Customer may, at its option, either return for full refund or credit, or require prompt correction, replacement or re-performance of defective or nonconforming Products, which right will be in addition to such other rights as Customer may have in law or equity. Return to Supplier of any defective or nonconforming hardware will be made at Supplier's expense. Corrected or replaced Products will be subject to this warranty to the same extent as Products originally delivered under this PO. For Products purchased for resale, Supplier acknowledges that Customer may make similar warranties to its resellers or end users in reliance upon the warranties in this PO. Supplier will defend, indemnify, and hold Customer harmless from and against any demand or claim made by any third party (including but not limited to Customer's resellers and end users) directly or indirectly alleging a Product's failure to comply with the warranties in this PO.

EPIDEMIC FAILURES. Customer may notify Supplier that an Epidemic Failure has occurred (where “Epidemic Failure” means the failure of at least [*****] percent of the hardware in any Lot, and “Lot” means a specific quantity of hardware that is (i) produced under uniform conditions and series of operations, or (ii) produced according to a single manufacturing order or design, or (iii) otherwise affected by a common root cause of failure). Such notice will include a description of the nature of the failure and other supporting data, which may include data supplied by Customer’s distributors, resellers, subcontractors or customers. Customer will establish a field retrofit order (“FRO”) that sets out the detailed plan to remedy an Epidemic Failure or a safety/ hazard situation, including at end-user sites, in plants and in warehouses, if applicable. The plan generally will include a process and repair method for deploying and implementing the repair and or replacement of all affected hardware in the Lot(s) and the estimated costs to deploy the fix dependent on the quantity of affected Product. Supplier will be responsible for all costs of implementing the FRO (whether inside or outside of the warranty period) including (a) replacement parts, materials, sub-assemblies or supplies; (b) technical support labor costs in handling customer calls; (c) on-site service labor in replacing all hardware within the Lot(s); and (d) all packaging, shipping and handling costs to and from the customer and warehouse locations and Supplier’s repair facility. The FRO will be applicable for all hardware within the relevant Lot(s) unless and to the extent Supplier can establish that specific hardware within the Lot(s) are not affected by the root cause. In addition to the foregoing, Supplier will, at Customer’s option, appoint a senior level representative to coordinate a root-cause analysis and cooperate with Customer in the development of the FRO.

LICENSE GRANTED. Supplier grants Customer a royalty-free, perpetual, worldwide, non-exclusive, non-transferable license to distribute and re-sell any software Product or software component of a Product it either directly or indirectly by (a) transferring the package to its customer without altering the package or its contents, in which case Supplier will license the software directly to the end user subject to the license terms it provided in the package; or (b) licensing the software to its customers pursuant to its standard terms and conditions. Supplier grants to Customer a perpetual worldwide non-exclusive license to use Supplier's trademarks and trade names on or in connection with the Software. [*****]

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INTELLECTUAL PROPERTY INFRINGEMENT. At its expense, Supplier will defend, indemnify, and hold harmless Customer and its affiliates, and their agents, assigns, distributors, resellers, customers and end users (each an “Indemnitee”) from and against all costs, expenses, damages and losses arising out of or relating to any actual or threatened claim, suit or proceeding brought against any Indemnitee alleging that any Product or its use infringes [*****] (each a “Claim”). [*****] Without limiting the foregoing obligations, Supplier will pay all costs and damages finally awarded with respect to, and/or pay all amounts in settlement of, any Claim. [*****] The foregoing obligations will not apply to any Claim caused by [*****].

COMPLIANCE. Supplier will conduct business ethically and comply with Customer’s Supplier Code of Conduct available at this site: http://www.ncr.com/company/suppliers/manuals-forms-and-templates. In connection with providing Products under this PO, Supplier will, at its expense, and will cause its agents, employees and subcontractors to comply with all applicable federal, state, local and foreign laws, rules, acts, orders and regulations, including but not limited to laws pertaining to anti-bribery, anti-corruption, employment, import and export compliance, antitrust, environmental health, safety and electronic/product and waste take-back (“Applicable Law”). Supplier will identify and procure all required permits, certificates, licenses, insurance, approvals and inspections; and will submit all reports, certifications, and other documents as required, including information related to the proper and safe handling of the Products. Should Supplier's services hereunder require Supplier to perform, support, or handle any importation of any item into the U.S., Supplier will cooperate with Customer to address the recommendations of U.S. Customs relative to its Customs-Trade Partnership Against Terrorism (C-TPAT) program and comply with its requirements. Supplier shall, upon request, provide such information to Customer as is reasonably necessary for Customer to satisfy any reporting or similar obligations required by Applicable Law, including, without limitation, Customer’s obligations under the Dodd-Frank Wall Street Reform and Consumer Protection Act with respect to disclosure regarding its use of conflict minerals. To the extent permitted by Applicable Law, Supplier will utilize standard industry practices to ensure fitness of employment if Supplier is required to perform any work or services at an Customer or Customer customer location, such as but not limited to: a) criminal background checks with positive outcome, b) credit checks, c) driving records, or d) drug test.. Supplier will not employ any person performing work on Customer related Products that fail or would fail to meet the foregoing fitness criteria, and should any objectionable, unskilled, or unfit person be employed by Supplier, Supplier will, upon request of Customer, cause such person to be removed from providing the services hereunder. Any provision which is required to be a part of this PO by virtue of any law is incorporated herein by reference. . Supplier and its employees, agents and contractors will adhere to Customer's site security rules when visiting Customer premises.

PRODUCT LIABILITY & INSURANCE. Supplier will defend, indemnify and hold harmless Customer and its affiliates, and their agents, assigns, distributors, resellers, customers and end users (each an “Indemnitee”) from and against all liability resulting from any and all claims by third parties for loss, damage or injury (including death) caused by any Product to the extent not caused by [*****]. Supplier will maintain at all times relevant to this PO, and at its expense, all insurance required by law, including, without limitation, [*****].

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Attachment 2-B

Standard CE Global Labor Rates

Country	2017 FRO/ Warranty Rate	Country	2017 FRO/ Warranty Rate
BRAZIL	[*****]	BAHRAIN	[*****]
ARGENTINA	[*****]	CYPRUS	[*****]
CHILE	[*****]	UNITED ARAB EMIRATES	[*****]
COLOMBIA	[*****]	EGYPT	[*****]
DOMINICAN REPUBLIC	[*****]	GHANA	[*****]
MEXICO	[*****]	GREECE	[*****]
PERU	[*****]	JORDAN	[*****]
PUERTO RICO	[*****]	KENYA	[*****]
AUSTRIA	[*****]	KUWAIT	[*****]
BELGIUM	[*****]	LEBANON	[*****]
CZECH REPUBLIC	[*****]	SAUDI ARABIA	[*****]
DENMARK	[*****]	QATAR	[*****]
FRANCE	[*****]	NIGERIA	[*****]
GERMANY	[*****]	OMAN	[*****]
HUNGARY	[*****]	PAKISTAN	[*****]
ITALY	[*****]	ZIMBABWE	[*****]
NETHERLANDS	[*****]	CANADA	[*****]
POLAND	[*****]	UNITED STATES	[*****]
RUSSIA FEDERATION	[*****]	BRUNEI DARUSSALAM	[*****]
SPAIN	[*****]	INDONESIA	[*****]
SWITZERLAND	[*****]	MACAU	[*****]
TURKEY	[*****]	MALAYSIA	[*****]
UNITED KINGDOM	[*****]	PHILIPPINES	[*****]
CHINA (PRC)	[*****]	SINGAPORE	[*****]
HONG KONG	[*****]	THAILAND	[*****]
TAIWAN, ROC	[*****]	AUSTRALIA	[*****]
INDIA	[*****]	FIJI	[*****]
JAPAN	[*****]	NEW ZEALAND	[*****]
KOREA (REPUBLIC OF)	[*****]

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EXHIBIT 3
APPROVED VENDORS
This list represents the AVL as of the Effective Date of the Agreement. Further updates to the AVL will be managed by NCR [*****] system.

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

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EXHIBIT 4
CHARGES

Supplier and Customer agree the pricing for the Services were made under the following assumptions provided and/or agreed with Customer:

1.	Annual volumes of [*****] for ATMs and Self-Service Check-Outs (SSCO) respectively, described in Table 1;

2.	Inbound Freight of [*****] for ATMs and SSCO raw materials/components/sub-assemblies respectively (as a percentage of Materials costs);

3.	Outbound Freight: Charges listed in Table 3 include estimated outbound costs. The Parties need to review the packaging dimensions and weights for revisiting the outbound freight costs;

4.	[*****];

5.
Bill Of Material (BOM) Costs (“Costed BOM”) as provided in Table 2 in this Exhibit, which shall include all hardware, packaging materials, RTV, adhesives and consumables used in the manufacturing of the product (except Jabil consumables such as protective and ESD equipment and other labor clothing). Supplier did not quote or have access to BOM cost breakdown during the RFP process to validate BOM costs provided;

6.	Product Assembly and Test Cycle times as provided in Table 2 in this Exhibit;

7.	Foreign Exchange Rate of [*****] MXP/USD at the time of the RFP;

8.	Inventory Deposit as described in Exhibit 14;

9.	Warehouse space of [*****] Additional space will be charged separately; and

10.	Customer will pay [*****] for each SSCO 7350 Product delivered prior to December 31, 2018 [*****].

If one or more assumptions described in this Exhibit changes during the Term of the Agreement, Customer and Supplier shall mutually agree on the respective cost impact of the changes and adjust Charges accordingly. Customer and Supplier agree to meet quarterly to discuss and agree

Table 1 – volumes quoted

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North America			South America
ATM Products		EAU	ATM Products	EAU
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	Total	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]

Self Serve Checkout Products		EAU
	[*****]	[*****]
	[*****]	[*****]
	Total	[*****]

Table 2 – Bill of Material Costs, Cycle times and FTT

North America						North America

ATM Products		[*****]		[*****]		ATM Products	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]					[*****]	[*****]

Self Serve Checkout Products						Self Serve Checkout Products
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]

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Table 3: Charges (Selling Prices)

North America

ATM Products		[*****]		[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]

Self Serve Checkout Products
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

The Charges for the Products in Table 3 were calculated applying the following Table 4. Future Charges will be calculated by mutual agreement of the Parties, using Table 4, below, as the baseline for the future Charges.

Table 4: Pricing Calculation

[*****]

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EXHIBIT 5
Service Levels
TO BE ADDED BY MUTUAL AGREEMENT OF THE PARTIES BY 31 MAY, 2018

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EXHIBIT 6
CUSTOMER POLICY COMPLIANCE CERTIFICATE

Pursuant to Section 14.1 of the General Terms and Conditions of the Master Manufacturing Agreement between NCR CORPORATION and Supplier named below, the undersigned hereby certifies that it has received and reviewed the below listed Customer Compliance Polices. Supplier hereby represents, warrants and covenants that it will strictly adhere to the following Customer Compliance Policies:
Customer Compliance Policies
1.    NCR Supplier Quality Manual available at http://www.ncr.com/documents/ncr-supplier-quality-manual.pdf

2.     “Data Security and Privacy” Exhibit 7

3.     “Supplier Security Information Security Standards” Exhibit 8

4.    NCR Supplier Code of Conduct available at http://www.ncr.com/company/suppliers/manuals-forms-and-templates

5.    Service Design & Logistics Supplier Guide available at http://www.ncr.com/about_ncr/partners/suppliers/service_part_supplier_services.jsp?lang=EN

Supplier hereby acknowledges and agrees that each Customer Policy is subject to change from time to time at Customer’s sole discretion. Suppliers continued performance of the Supply Agreement shall be deemed its continuing consent to Customer Compliance Policies, as amended from time to time.

The undersigned represents and warrants it is authorized to execute this Compliance Certificate on behalf of the below named Supplier.

SUPPLIER: Jabil Inc.
BY:______________________________
NAME: ___________________________
TITLE:____________________________
DATE:____________________________

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EXHIBIT 7
DATA SECURITY AND PRIVACY
1.    Obligations of Supplier. With regard to the Processing of Customer Data, Supplier represents and warrants that Supplier will comply with the requirements below at all times during the Term of the Agreement:
1.1.    Supplier will Process Customer Data (including in any aggregate form) only as permitted or required by the Agreement and this Exhibit and only in a manner that directly supports the Services, and Supplier will Process Personally Identifiable Information solely in accordance with Customer’s instructions.
1.2    Supplier maintains an information security program which includes appropriate administrative, technical and physical safeguards that ensures the confidentiality, integrity and availability of Customer Data, which Supplier periodically review and update to ensure that the program complies with all of Customer’s Supplier Information Security Standards and adequately addresses new and evolving threats; and Supplier train Supplier Personnel (including the personnel of any of Supplier’s Affiliates or subcontractors) at least annually about information security and privacy risks and best practices required to protect the privacy and security of Customer Data.
1.3    If Supplier Process Personally Identifiable Information, then within 48 hours of Supplier’s receipt of a written request from Customer, Supplier will make available to Customer: (a) the Personally Identifiable Information necessary for Customer to respond to an individual’s request for access to Personally Identifiable Information about him or her; (b) the Personally Identifiable Information necessary for Customer to respond to an individual’s request to amend his or her information and (if applicable) to incorporate any amendments to the Personally Identifiable Information; and (c) the information necessary to enable Customer to provide an accounting of disclosures of Personally Identifiable Information.
1.4    To the extent permitted by applicable Legal Requirements: (a) prior to permitting any of Supplier Personnel to Process Customer Data (including the personnel of any of Supplier’s Affiliates or subcontractors) Supplier will conduct, or cause to be conducted (by contract or otherwise), third-party criminal background checks on all such personnel who will Process Customer Data; and (b) in no event will any individual be permitted to Process any Customer Data who has (i) been convicted of any criminal offense involving dishonesty or a breach of trust or who has participated in a pre-trial diversion with respect to such an offense, or (ii) been convicted of a felony within the last seven years, or if felony records in the jurisdiction in question do not go back seven years, then the greatest number of years for which felony convictions are traceable.
1.5    At Customer’s request, to the extent permitted by Legal Requirements, Supplier will immediately cause any objectionable, unskilled, or unfit personnel to be removed from performing the Services.
1.6    Supplier will (a) impose on any Affiliates and subcontractors the same obligations that are imposed on Supplier in this Exhibit and the Agreement, including confidentiality obligations, and (b) ensure that Customer has the right to directly enforce the terms of this Exhibit and the Agreement against any such Affiliate or subcontractor. Notwithstanding the foregoing, Supplier will remain solely responsible to Customer for the proper performance of the subcontracted Processing functions as if such functions were performed by Supplier.
2.    Sub-processing. omitted.
3.    Security Incidents.
3.1    A “Security Incident” is any inappropriate or unauthorized access to, or destruction, loss, alteration, disclosure or acquisition of Customer Data or where Supplier becomes aware of (or reasonably suspects) that any Personally Identifiable Information has been compromised in any manner. For purposes of this obligation, “compromise” should be read most liberally to include, without limitation: (i) any unauthorized access to Personally Identifiable Information, (ii) any inadvertent disclosure of Personally Identifiable Information to any third party, (iii) any known or suspected misuse of Personally Identifiable Information by any person (even if such person was authorized to access the Personally Identifiable Information), (iv) any suspected use of Personally Identifiable Information by any person outside of the scope of that person’s authority (even if such use does not result in harm to the individual data subject), and (v) any known or

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suspected loss, alteration or destruction of Personally Identifiable Information other than as required (or permitted) by the Services. Supplier will notify Customer within 24 hours of Supplier’s discovery of a Security Incident by calling Supplier’s Customer point of contact and by concurrently sending written notice to law.notices@ncr.com. A Security Incident will be deemed discovered by Supplier on the first day it is either known to Supplier or Supplier’s Affiliate or subcontractors. Failure to exercise reasonable due diligence which contributes to a delay in the discovery of any Security Incident shall be deemed a material breach.
3.2    To the extent known at the time of Supplier’s report, Supplier’s Security Incident notification to Customer will include: (a) information about the types of Customer Data is affected as a result of the Security Incident disclosed, accessed, destroyed, lost, altered, or acquired; (b) a brief description of what happened, including the date the Security Incident occurred and the date on which the Security Incident was discovered and, if known, the root cause of the Security Incident; (c) if the Security Incident involved Personally Identifiable Information, the identification of each individual whose Personally Identifiable Information has been, or is reasonably believed to have been, accidentally or unlawfully destroyed, lost, altered, disclosed or accessed without authorization during the time in question and the steps individuals should take to protect themselves from potential harm resulting from the Security Incident; (d) a brief description of what Supplier are doing to investigate the Security Incident, to mitigate losses, and to protect against any further Security Incidents of similar origin; (e) contact procedures for Customer, its customer(s) or prospect(s), and/or individuals for questions or to learn additional information about the Security Incident, which will include a toll-free telephone number, email address, website, or postal address; and (f) any other information reasonably requested by Customer. To the extent that the foregoing information is not available at the time Supplier provides Supplier’s notification to Customer required by this Section, Supplier will provide such information to Customer as soon as it becomes available.
3.3    Supplier will promptly take all actions to mitigate, at Supplier’s sole cost, any harmful effect of a Security Incident. Supplier will investigate and remedy the Security Incident; provide all information reasonably requested by Customer about the Security Incident; and will, at no cost to Customer, take, or cause to be taken, all actions reasonably directed Customer security personnel. Supplier will maintain, and will cause any third party that Processes Personally Identifiable Information to maintain, records of any known or suspected Security Incidents pertaining to the Personally Identifiable Information in accordance with all commercially accepted industry practices, and will make such records, or will cause them to be made, reasonably available to Customer upon request.
3.4    Supplier will immediately develop and provide to Customer, or cause to be developed and provided to Customer, a plan to cure any deficiency which led to the Security Incident to a level deemed necessary to prevent another Security Incident of similar origin. Customer will review the plan, and if approved, Supplier will implement, or cause to be implemented, the plan within a mutually agreed-upon time frame at no cost to Customer. If Customer determines that the deficiency cannot be reasonably cured, Customer may, pursuant to Section 5 in this Exhibit, terminate the affected Services, or the Agreement, without further obligation to Supplier and Supplier will provide a refund to Customer for any Services for which Customer has paid but will not have received by the termination date.
4.    Security Review and Audit.
4.1    Supplier will promptly respond to inquiries from Customer related to Supplier’s information security program and practices and Supplier’s compliance with any of Customer’s Supplier Information Security Standards, as may be necessitated by Customer from time to time to ensure the confidentiality, integrity and availability of Customer Data.
4.2    Supplier will, at Supplier’s sole expense, have a qualified independent third party conduct testing of Supplier’s information security controls; such testing will include (1) a SOC 2 type II audit, (2) a network Penetration Test, and (3) an application Penetration Test. Supplier will provide, at a minimum, an overview of the testing conducted, containing the scope, methodology and summary of findings of third party testing to Customer promptly upon Customer’s request (including in advance of execution of the Agreement, if requested). “Penetration Test” means a test manually validated by qualified staff to determine whether and how a malicious user can gain unauthorized access to assets that affect the fundamental security of a system or files and must confirm that applicable controls to prevent such unauthorized access are in place. All

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Penetration Tests must meet or exceed applicable industry standards, such as PCI DSS Penetration Testing Guidance, OWASP Application Penetration Testing, or PTES Technical Guidelines.
4.3    Supplier will allow, at any time while this Exhibit is in effect and upon reasonable notice, during normal business hours and with each party bearing its own expense, Customer’s internal and external auditors, accountants, or any regulator with jurisdiction over Customer Data, or the designee of such regulator (collectively, “Auditors”) to examine: (a) any third party test of Supplier’s information security controls; (b) the adequacy of the control environments related to the Services; (c) the performance of Supplier’s obligations under this Exhibit, including those related to Customer’s Supplier Information Security Standards; and (d) any facilities in which Customer Data is processed. Supplier will provide reasonable assistance in such an examination. If Customer Data has been disclosed to any Sub-processor for Processing, then Supplier will ensure that the Auditors are permitted to conduct examinations of such Sub-processors as described in this Section 3 in this Exhibit to the same extent as they would be permitted to provide examinations required of Supplier as set forth herein.
4.4    If the review or examination indicates that the performance of Supplier’s obligations does not materially comply with the obligations of this Exhibit, all Supplier Information Security Standards, then Supplier will immediately develop and provide to Customer a plan to improve the deficient performance to the level deemed acceptable by such an examination. Customer will review the plan, and if approved, then Supplier will implement the plan within a mutually agreed-upon time frame at no cost to Customer. If Customer determines that the issues cannot be reasonably mitigated, then Customer may terminate the affected Services, or the Agreement, without further obligation to Supplier. In either case, Supplier will reimburse Customer for reasonable costs and expenses incurred in connection with the audit.
5.    Miscellaneous.
5.1    Interpretation. Unless otherwise expressly set forth herein, the terms of this Exhibit will control in the case of any conflict with the terms of the Agreement.
5.2    Construction. Any provision which is required to be made part of this Exhibit or the Agreement by virtue of any Legal Requirement is incorporated herein by reference. This Exhibit and the Agreement will be construed in a manner that most favorably facilitates Customer’s compliance with all Legal Requirements.
5.3    Amendment. To the extent that any relevant provisions of any Legal Requirement is materially amended in a manner that changes the obligations of Customer, Supplier, Customer’s customers or prospects, or an end user, this Exhibit will be automatically amended to comply with the Legal Requirement as amended.

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Communications and Operations Management: The IT organization manages changes to the corporate infrastructure, systems and applications through a centralized change management program, which may include, testing, business impact analysis and management approval were appropriate. Incident response procedures exist for security and data protection incidents, which may include incident analysis, containment, response, remediation, reporting and the return to normal operations. To protect against malicious use of assets and malicious software, additional controls may be implemented based on risk. Such controls may include, but are not limited to, information security policies and standards, restricted access, designated development and test environments, virus detection on servers, desktop and notebooks; virus email attachment scanning; system compliance scans, intrusion prevention monitoring and response, logging and alerting on key events, information handling procedures based on data type, e-commerce application and network security, and system and application vulnerability scanning.

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EXHIBIT 8
SUPPLIER SECURITY INFORMATION SECURITY STANDARDS
1.    Supplier Security Information Security Standards

2.    Network Access
Supplier and its subcontractors will execute a “Network Access” Agreement (attached hereto as Attachment 1 to this Exhibit 8 and hereby made a part of this Agreement). In addition, Supplier will cause all of its Supplier Personnel with access to Customer Systems to execute a “Network” Access Terms Agreement (“NEAT”) (attached hereto as Attachment 2 to this Exhibit 8 and hereby made a part of this Agreement).

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ATTACHMENT 1 TO EXHIBIT 8
NETWORK ACCESS AGREEMENT
NCR CORPORATION ("NCR") of 864 Spring St. NW, Atlanta, GA 30308-1007, plans to grant the party identified below (“you”) access to certain of its internal computer programs, systems, and communications networks through the NCR Portal or Reverse Proxy web sites, or other means approved by NCR (collectively, “NCR Resources”). This Agreement sets forth the terms and restrictions that will apply to that access.
1.    This Agreement is effective as of _________________, 201__, and will continue to be in effect and binding against both parties until either party gives notice of termination to the other as provided herein. NCR may terminate this Agreement without cause at any time without advance notice to you, or modify the Attachment at any time upon written notice. You may terminate this Agreement at any time without cause upon written notice to NCR. Upon termination of this Agreement, you will immediately cease accessing all NCR Resources; provided however that such termination will not affect your obligations with respect to Confidential Information as set forth herein. The parties shall provide any notice required under this Agreement to the other party’s Contacts as identified in Attachment A. Either party may change its Contacts upon written notice.
2.    NCR grants you the right, through your Authorized Employees and subject to all the terms of this Agreement, to access certain NCR Resources solely for Permitted Uses. Your Authorized Employees, the NCR Resources and Permitted Uses are identified in Attachment A. You are responsible for all costs and expenses you incur in accessing the NCR Resources.
3.    You will permit only Authorized Employees to have access to NCR Resources. Any use of NCR Resources by other persons, or for other than the Permitted Uses, is prohibited and may subject you to civil and criminal prosecution. Prohibited uses include, but are not limited to, the following: (a) using unauthorized NCR Resources; (b) exhausting network resources; (c) modifying, viewing, copying, deleting, or obtaining programs or data if not authorized to do so; (d) storing, installing, or transferring any program or data on or through NCR Resources, other than as part of the Permitted Uses; (e) causing NCR to incur fees or service charges; (f) changing the configuration or topology of NCR Resources; (g) performing any type of network scan, security test, or audit; and, (f) installing or implementing any type of program that can be used to remotely control or access any NCR infrastructure, systems or data. You will immediately notify the NCR Contacts by telephone, as well as immediately provide written notice to the NCR Contact, should you become aware of any potential or actual prohibited uses of NCR Resources and will reasonably cooperate with NCR in the investigation thereof.
4.    You agree to comply with all instructions NCR gives you concerning access to NCR Resources and the information accessible therefrom. You agree that you and your Authorized Employees have no expectation of privacy when using or accessing NCR Resources and the information accessible therefrom, and that NCR may access, review, use, copy, or delete your messages and files for any purpose and to disclose them to any party it deems appropriate. You represent and warrant that all Authorized Employees are subject to confidentiality obligations consistent with this Agreement, and that you will inform them of their obligations under this Agreement.
5.    NCR will provide Authorized Employees with passwords and other information (“Access Information”) necessary to enable them to access the NCR Resources. You will not, nor will you permit Authorized Employees to, disclose Access Information to any other person (including but not limited to your other employees) without NCR’s written consent. You will ensure that Authorized Employees comply with the policies governing passwords, as well as network and information security, which NCR will provide to you. NCR may update or revise such policies upon written notice to you. If NCR provides Access Information for the purpose of controlling the Access Information of other Authorized Employees, you will use this capability

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to ensure that users are terminated from the system as soon as their status as an Authorized Employee changes – in no event shall this timeframe extend beyond 24 hours from the time of status change. By creating Access Information for other users, you assume responsibility for the user to whom the access is granted and for actions taken by these users while accessing the NCR Resources.
6.    “Confidential Information” is: (a) this Agreement; (b) all Access Information; and (c) all information that NCR furnishes to you from, about, or through NCR Resources that NCR has marked “confidential” or the like. You agree to take all reasonable precautions to maintain the confidentiality of Confidential Information except to the extent that (i) NCR authorizes you in writing to disclose it; (ii) NCR releases it to the public; (iii) a court or government agency lawfully orders you to disclose it, and you have given NCR notice of the order in time for NCR to contest it; or (iv) you already knew the information contained in the Confidential Information or have independently developed it. You may use Confidential Information only for the Permitted Uses. You may not copy or store Confidential Information on your computer systems, or make copies in any form of source code or source-level documentation, unless the Permitted Uses specifically include the right to make such copies. All Confidential Information, including copies thereof, is and remains NCR’s property, and upon termination of this Agreement or the earlier written request of NCR, you will promptly return all copies thereof to NCR or, at NCR’s request, will destroy all copies thereof furnished to you.
7.    Unless otherwise noted, NCR is the owner of all trade names, logos and trademarks referenced on the NCR Resources or contained in the information accessible therefrom (“NCR Marks”). You acknowledge that you have no proprietary interest in any NCR Mark and you agree that you may not use the NCR Marks for any purpose without the express written agreement of NCR.
8.    The NCR solutions, products and services referenced in the information accessible from the NCR Resources may not be available in all countries and NCR makes no representation that the information and other materials promoting such solutions, products and services are appropriate or available for use in all countries. The NCR Resources are operated by NCR from the United States and you agree to comply fully with all applicable export laws and regulations of the United States (“Export Laws”) to assure that neither the NCR Resources, nor any product thereof, are (a) exported, directly or indirectly, in violation of Export Laws; or (b) are intended to be used for any purpose prohibited by the Export Laws, including, without limitation, nuclear, chemical or biological weapons proliferation.
9.    NCR may, in its sole discretion and without notice to you, make changes, improvements and/or updates to its solutions, products and services, as well as the information about such solutions, products and services that is accessible on or from the NCR Resources.
10.    NCR GRANTS YOU ACCESS TO NCR RESOURCES and the information accessible therefrom (including without limitation, confidential information) ON AN “AS-IS” BASIS WITHOUT WARRANTY OF ANY KIND. ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, AND FITNESS FOR INTENDED PURPOSE ARE HEREBY EXPRESSLY DISCLAIMED. UNDER NO CIRCUMSTANCES WILL NCR BE LIABLE TO YOU FOR ANY DAMAGES OF ANY NATURE WHATSOEVER ARISING OUT OF YOUR ACCESS TO, USE OF, OR RELIANCE UPON, NCR RESOURCES OR THE INFORMATION ACCESSIBLE THEREFROM.
11.    YOU WILL BE LIABLE FOR, AND YOU WILL INDEMNIFY, DEFEND, AND HOLD NCR HARMLESS FROM, ANY SUITS, PROCEEDINGS, CLAIMS, AND DAMAGES (INCLUDING COSTS AND ATTORNEYS FEES) SUSTAINED BY NCR ARISING OUT OF YOUR ACCESS TO, OR USE OF, NCR RESOURCES.
12.    New York law (excluding its choice of law rules) governs the interpretation and enforcement of this Agreement. You may not assign or transfer the rights granted under this Agreement, nor may you delegate your obligations or responsibilities hereunder, without NCR’s written consent.

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13.    If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, it shall be enforced to the maximum extent permissible so as to affect the intent of the parties, and the remaining provisions shall remain in full force and effect.
14.    This is the complete agreement between the parties regarding your access to NCR Resources; provided, however, that to the extent you and NCR are parties to an existing reseller, distributor or referral agreement, this Agreement shall supplement the terms and conditions thereof. In the event of any conflict between or among the terms and conditions of this Agreement and any other you may have with NCR, this Agreement shall control with respect to your access to and use of the NCR Resources. A waiver or amendment of any provision of this Agreement may only be made in writing signed by the authorized representatives of both parties.
Agreed and Accepted:

JABIL INC        NCR CORPORATION

By:          By:

Printed:        Printed:

Title:         Title:

Date:         Date

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ATTACHMENT A TO NCR NETWORK ACCESS AGREEMENT

The Authorized Employees are (include name, title, and facility or location):
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

The NCR Resources which Authorized Employees may access are (include program and/or system name, location, and any other necessary identifying information):
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

The Permitted Uses which you may make of NCR Resources and Confidential Information are:
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

Check the appropriate box:
You __ are __ are not permitted to make copies on your own computer systems of NCR Confidential Information, solely for the Permitted Uses.

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NCR Contact: _____________________	Your Contact:______________________
Name :___________________________	Name:____________________________
Address:__________________________	Address:__________________________
Fax:_____________________________	Fax:______________________________
Phone:___________________________	Phone:____________________________
E-mail:___________________________	E-mail:____________________________

With a copy to:
NCR Corporation Attention: General Counsel/Notices 864 Spring St. NW Atlanta, GA 30308-1007 law.notices@ncr.com

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ATTACHMENT 2 TO EXHIBIT 8
NETWORK ELECTRONIC ACCESS TERMS (“NEAT”)

Company providing service, (“Company”): ______________________________________________________

Relationship with NCR (circle one): Consultant, Contractor , Other

Individual to be given access: _____________________________________________________________________
Last Name            First Name        Middle Initial

Primary NCR contact (sponsoring manager) for the above named individual:________________________

Department Name: ___________________________________________ FML Org. code: _____________

I am employed by (or work under contract with) the Company listed above, and in order to perform my work for the Company I will require access to NCR computer systems and networks, its subsidiaries, affiliates, business partners and/or customers, referenced as “NCR Systems.” In consideration of the right to access NCR Systems, I personally agree that:

1.	I will use only the login ID and passwords assigned to me by NCR when I am accessing NCR Systems;

2.	I will logoff NCR Systems immediately upon completion of each session of service;

3.	I will not allow any other individual to access NCR Systems;

4.	I will keep strictly confidential the log-in ID, passwords and all other information that enables such access;

5.	I will not intentionally access any information or data without specific access authorization from NCR;

6.	I will review and comply with NCR’s Information Protection Practices, which are available on the NCR Information Security Web page;

7.	I will not intentionally spread viruses and other malicious computer code to NCR Systems;

8.	I will connect to the public Internet for NCR business purposes only;

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9.	I will always identify myself as a contracted service provider of the Company and not imply in any way that I am a NCR employee;

10.	I will not copy or transmit NCR’s data to non-NCR individuals or organizations without specific written authorization by NCR;

11.	I will not install software on any NCR System that is not licensed by NCR and approved by my Sponsoring NCR manager;

12.	I will not create any alternate means to access NCR Systems;

13.	I will upon completion of my engagement with NCR or upon NCR’s request, return all documents and other assets provided to me by NCR and discontinue accessing NCR Systems; and

14.	I will not use information obtained by accessing NCR Systems in a competitive situation with NCR.

I further agree that all knowledge and information which I may acquire from NCR, or from NCR’s employees or consultants, or from access to NCR Systems or its premises pertaining to NCR Corporation’s business plans, strategies, inventions, designs, methods, systems, improvements, trade secrets and other confidential, secret or proprietary matters, shall for all purposes be regarded as strictly confidential and held in trust solely for NCR’s benefit and use, and shall not directly or indirectly disclose to any person other than to NCR without NCR’s written consent.

By signing below I acknowledge I have read and fully understand the terms of this Agreement. In addition, I understand I am agreeing to be bound by these terms as I perform work for the Company, which is legally obligated to comply with these terms. Violations of this agreement may result in legal action, including injunctive relief and civil damages, and/or criminal prosecution.

Signature: _____________________________________________ Date: ___________________

Witness: _______________________________________________ Date: ____________________

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EXHIBIT 9
SPECIAL SAFEGUARDS FOR COMPETITIVE SECURITY

Purpose:
This Special Safeguards for Competitive Security exhibit (“Safeguards”) establishes Jabil’s minimum-security standards as part of the Services. As the Supplier, Jabil is expected to meet or exceed the requirements herein in order to better safeguard Customer’s Intellectual Property and confidential information and to help ensure the integrity of the manufacturing line.
The Safeguards will be incorporated in the Jabil and NCR Master Services Agreement (“Agreement”). Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Agreement shall have the same meanings herein as therein. The Safeguards should then be integrated into the Jabil’s own security program when working on projects assigned by Customer.
EP: Engineering Pilot
FEP: Final Engineering Pilot
PP: Production Pilot
PS: Production Start
EME: Excess Material Exposure

1.	Basic Physical and Environmental Security

1.
Supplier maintains a written physical security policy addressing internal and external risks. Supplier’s management team reviews and updates Supplier physical security policy on an annual basis. Supplier designates a representative or team in charge of overseeing site physical security.

2.	Supplier ensures secure facility perimeters and controls access in and out of the facility:

2.1.
All external facility entry points are secured through use of gates, locks, electronic access control, security personnel, and/or other appropriate solutions; facility access is restricted to Supplier personnel and authorized visitors, suppliers, and contractors; external facility entry points are monitored by CCTV.

2.2.	Supplier maintains written visitor management procedures:

2.2.1.	Supplier positively verifies the identity of all visitors, suppliers, subcontractors, and drivers before permitting entrance to Supplier facility;

2.2.2.	All visitors sign in and out of the facility and are issued visitor passes while on premise;

2.2.3.	Visitor passes are worn prominently while on premise;

2.2.4.	Visitors are escorted while on premise;

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2.2.5.	Supplier personnel prevent, challenge, and/or report unauthorized facility entry, unescorted individuals, or anyone seen not wearing visible identification while on premise.

2.3.	Outgoing vehicles are regularly inspected to prevent removal of Customer materials or assets. All vehicles removing scrap, recyclable products, and garbage are observed while being loaded.

2.4.	Outgoing employee bags and containers are regularly inspected to prevent removal of Customer materials or assets.

3.	All Supplier personnel are issued identification badges; identification badges are worn prominently while on premise.

4.	Supplier maintains written procedures to monitor and control the possession of keys, key cards, and other access devices.

5.
Supplier implements measures to limit, secure, and restrict access to high risk internal areas through the use of appropriate security measures. Supplier utilizes access control solutions (physical, electronic, and/or personnel-based) and CCTV coverage in the following internal locations:

5.1.	All areas storing Customer finished goods, including the finished goods warehouse

5.2.	Container loading bays and shipping areas

5.3.	Materials receiving areas

5.4.	Engineering department areas

5.5.	Designated EP/FEP assembly areas

5.6.	Designated storage areas for EP/FEP/PP items

5.7.	Quality/Product Integrity lab areas

5.8.	Scrapping areas

5.9.	Designated areas storing Customer EME

5.10.	Designated areas storing Customer tooling/molds

6.	Supplier regularly tests all CCTV, access control, alarms, and other technical/electronic security systems to ensure such systems are fully functioning.

7.	Information Technology Security Provisions:

7.1.
Jabil will protect the customers confidential information commensurate with cybersecurity requirements provided by NCR to Jabil. NCR is obligated to notify Jabil of which NCR data, provided to Jabil as part of this business arrangement, regarding which data is considered NCR confidential.

7.1.1.	Network security controls will include Intrusion Detection Systems, Intrusion Prevention Systems and Firewalls

7.1.2.	Host based security will consist of controls such as Anti-Virus and Data Loss Prevention.

7.1.3.	Administrative controls consist of Cybersecurity policies and standards that are reviewed annually.

8.	Customer specific requirements:

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8.1.
Supplier will provide to Customer any extraordinary costs for such security measures in the form of a detailed quotation. Customer will be responsible for payment for all mutually agreed costs for such extraordinary measures required per Customer’s requirements.

8.1.1.	Extraordinary measures may include but not limited to special security access control, physical walls, specific/isolated equipment to Customer specific manufacturing areas, etc

9.	Supplier will notify and request any production line visits by any potential competitors.

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EXHIBIT 10
TERMINATION/EXPIRATION ASSISTANCE
To be completed by mutual agreement by May 31, 2018

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EXHIBIT 11
GOVERNANCE AND RELATIONSHIP MANAGEMENT

a)
Each party shall designate an executive to be its Principal Representative in connection with performance under this Agreement. The initial executives are: __________ for Customer and ___________ for Supplier.

b)
Each party shall designate an Account Executive to be its primary relationship manager in connection with performance under this Agreement. The initial Customer Account Executive will be _____________ and the initial Supplier Account Executive will be ____________.

c)
Either party shall have the right to change participants in (a) and (b) above although in any case a party's representatives shall always have sufficient seniority and authority for the role, and shall be reasonably acceptable to the other party.

d)
The Account Executives will meet regularly during the Term of the Agreement, to discuss the operation of the Services, potential New Services. Any matters that require consensus but cannot be agreed by the alliance managers shall be escalated to the Steering Committee or as otherwise provided herein.

e)
The Steering Committee shall consist of the Principal Representatives, the Account Executives and for Customer, the leaders for Manufacturing Operations, Manufacturing Quality, Supply Chain and Global Sourcing; and for Supplier _____________. The Steering Committee shall meet whenever requested by either party, and in any event not less often than once per quarter. Minutes of meetings of the Steering Committee are to be taken by the Customer Account Executive and circulated to all persons attending the Steering Committee meeting as promptly as practicable after the meeting.

f)
Each party may invite such party’s representatives to the meetings of the Steering Committee as it deems appropriate for the furtherance of the goals of the meetings provided that the representative(s) they have invited does not interfere with the efficient organization or running of meetings. The parties will each advise its representatives of the confidential nature and obligations under this Agreement and not to use any Confidential Information (as defined in the Agreement) for any purpose other than as described in the Agreement.

g)
When the parties are unable to reach consensus on certain matters, as identified in this Agreement, the Principal Representatives from each party shall discuss and if necessary the matter shall be reviewed and decided mutually in a meeting between the Steering Committee and each party’s respective CEO or designee (“Executive Decision Procedure”). If the Executive Decision Procedure does not result in agreement within thirty (30) days after submission of a matter then the Dispute provisions in the Agreement will govern

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EXHIBIT 12
HUMAN RESOURCES PROVISIONS
To be completed by mutual agreement by May 31, 2018

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EXHIBIT 13
PARTIES’ COMPETITORS
For each entity listed below, including all of the entity’s group companies:
Customer Group Competitors:
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

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EXHIBIT 14
INVENTORY DEPOSIT AGREEMENT
Inventory: Jabil has modeled and will maintain inventory levels on the NCR account at [*****] or less. Should NCR’s business requirements and/or demand changes drive inventory levels that exceed [*****] of supply (“DOS”), any excess inventory over that calculated amount will be offset by an Inventory Balance Deposit. How to manage defined below:

Days of Supply (DOS): total days of adjusted inventory on hand as defined by the DOS calculation. DOS shall be determined by dividing the total month ending inventory less any balance deposit monies by [*****] MRP (as defined below) multiplied by two for annual usage and divided by 365 for average daily forecast inventory requirements.

Target DOS: [*****]

Parameters:

IOH – Total Inventory day 1 of the second month of the calendar quarter (Feb 1, May 1, Aug 1, Nov1)
DEP – Balance of any deposit made by Customer during the previous adjustment
[*****]
MRP- Forecasted 3 month demand (M1 + M2 + M3)

Calculation: [*****]

Example 1:

Month end Jabil owned inventory (IOH): February 1 = $4,000,000

Balance deposit (DEP): $250,000

[*****]

MRP demand per NCR’s ROP forecast February + March + April = $6,300,000

DOS = [*****]

[*****]

Example 2

IOH February 1 = $4,000,000

DEP = $600,000

[*****]

MRP = $6,800,000 (February + March + April)

[*****]

Cash Payment: Payments will be made by electronic transfer [*****].

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EXHIBIT 15:

SUPPORT SERVICES

TO BE ADDED BY MUTUAL AGREEMENT OF THE PARTIES BY 31 MAY, 2018

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EXHIBIT 16

CUSTOMER SUPPLIED SOFTWARE AND LICENSE TERMS

LICENSE AGREEMENT

Effective Date: April 12, 2018

This Exhibit supersedes the License Agreement (“Agreement”) signed by NCR Corporation (“NCR”), located at 864 Spring St NW, Atlanta, GA 30308-1007, and Jabil, Inc., located at 10560 Dr. Martin Luther King, Jr. St. N., St. Petersburg, Florida 33716 (together with its Affiliates, “you” or “Licensee”), effective as of April 12, 2018, and states the terms under which NCR agrees to license certain software and other proprietary materials to you, and the rights you will receive with respect to those materials.

1.    Introduction
1.1    The parties are entering into this Agreement, and this Agreement governs your access and rights to possess and use the Code for purposes of providing Services (as defined below) pursuant to the Manufacturing Services Agreement which the parties intend to sign by the end of April, 2018 (the “MSA”). “Code” means the specific NCR computer software source code and related documentation for two NCR manufacturing software tools, [*****] and [*****]as further described in Attachment A. The parties are entering this Agreement in furtherance of the Manufacturing Services Agreement and to enable Licensee to prepare to begin providing the Services to NCR. "Services” has the Agreement.
1.2    "Executables” are copies of the specific NCR (a) executable programs in object code form created by compiling or otherwise transforming human-readable source code files; (b) files in human readable languages (such as interpreted or scripting languages) which are transformed into executable form at run time; and (c) configuration and similar files used as inputs to NCR-specific tools used in the compilation process. As the context, may require, Executables include copies of the Code which were created and provided to you by NCR pursuant to another license agreement.
1.3    The uses you may make of the Code and Executables hereunder are strictly limited to the license grants in Section 2 and Attachment B. The term of your licenses hereunder are stated in Section 8 and Attachment B.
1.4     In addition to the Code, NCR will provide you with portal access to [*****] hereunder for up to 12 named users.
2.    License Grant
NCR grants you the following personal, non-exclusive and non-transferable licenses. NCR and its licensors reserve all ownership and other rights related to the Code, and grant you no rights to it hereunder other than as expressly stated in this Section 2. The licenses granted by this Section 2 are cumulative with one another, but each is limited to the uses permitted by, and is subject to any restrictions contained in, Attachment B.
License to Possess. NCR grants you a license hereunder, solely in furtherance of your providing services to NCR under the Manufacturing Services Agreement, to possess, copy, and install the Code only on the systems and at the location(s) stated in Attachment B.
License to Modify and Build. NCR grants you a license hereunder to use or modify the Code by [*****] to create Executables based on the Code. NCR grants you a limited license to possess, copy, install, and use Executables solely in furtherance of your providing services to NCR under the Manufacturing Services Agreement, and solely at the location(s) stated in Attachment B.

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License to Access. NCR grants you a license hereunder to have up to 12 named users who are your employees electronically access [*****] through NCR-approved interfaces subject to NCR’s then-current access and security requirements solely in furtherance of your providing the Services to NCR under the Manufacturing Services Agreement.
3.    Fees
The licenses granted in Section 2 are granted to enable you to more quickly and efficiently provide the Services to NCR under the Manufacturing Services Agreement; no separate fees are payable.

4.    Support and Updates
NCR will deliver the Code to you at the version and release level stated in Attachment A. NCR will provide knowledge transfer, training and support as described on Attachment C. Any updates, fixes, corrections, or enhancements to the Code which NCR provides will be subject to this Agreement.

5.    Ownership of Intellectual Property
The Code is confidential and is the property of NCR and its licensors. All modifications, translations, or derivatives of the Code and any creations or inventions they incorporate will be owned by NCR. Subject to the licenses granted in Section 2, you hereby assign your right, title, and interest in them to NCR.

6.    Nondisclosure and Protective Measures
6.1    You will treat the Code with the same degree of care as you use to protect your own proprietary source code. You will keep the Code, and all information and materials provided by NCR as part of the services it provides under Attachment C, strictly confidential and may disclose it only on a need-to-know basis to your employees, and with NCR’s prior written consent, to your named consultants or contractors. Prior to giving them access to the Code, you will require each to execute an agreement in the form of Attachment D.
6.2    You will store, access and use the Code hereunder only in compliance with NCR’s security requirements set forth in Attachment E. Under no circumstances will you permit remote access to the Code provided hereunder via any means (including laptop, network or removable media) without NCR’s written consent.
6.3    NCR may inspect your related books, records, and facilities at the location(s) to verify your compliance with the confidentiality and intellectual property protection, ownership and compliance with the terms of this Agreement. Inspections will occur not more than once annually upon at least ten business days notice, and will be conducted during normal business hours; provided that if NCR reasonably believes you have violated of your nondisclosure or intellectual property obligations, it may reasonably conduct an inspection during normal business hours. Without waiving NCR’s right to any remedy to which it may be entitled, the parties agree to undertake all action reasonably necessary to correct any deficiency disclosed by an inspection.
6.4    You may not transfer, deliver, or access the Code or derivatives (including Executables) outside the United States, other than the location listed in Attachment B, without NCR’s prior written consent. If NCR grants such consent, you will be solely responsible for payment of any taxes, duties, or levies that may result, and for compliance with all United States and other export and import laws and regulations
6.5    The obligations and NCR’s inspection and consent rights, under this Section 6 will survive termination and will continue so long as you possess any copy of the Code or any derivative thereof.
7.    Limited Warranty
7.1    Because the Code provided hereunder was created by NCR primarily for its internal use and not for use by third parties, NCR makes no warranty other than that the Code as delivered to you includes the

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components described in Attachment A. IN ALL OTHER RESPECTS, THE CODE IS PROVIDED “AS-IS” AND WITHOUT WARRANTY OF ANY KIND. THERE ARE NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THERE ARE NO OTHER WARRANTIES OR WARRANTY REMEDIES, ORAL OR WRITTEN, EXPRESS OR IMPLIED. NCR does not warrant that the Code may be successfully compiled or used without additional components, tools, or other products; that the Code will yield any particular business or financial results; or that it will be free from all bugs and errors. Notwithstanding the foregoing, NCR and Licensee acknowledge and agree that in the event any Code, Executables or [*****] fails to compile or operate properly, NCR and Licensee will cooperate with one another to facilitate performance under the Manufacturing Services Agreement.

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ATTACHMENT A
THE CODE

[*****] comprises of the key following components: -

1.	[*****]

2.	[*****]

3.	[*****]

[*****]
[*****]

The source code is stored in the following location if required for legal reasons
[*****]
[*****] comprises of the following components

1.    [*****]
2.    [*****]
3.    [*****]
4.    [*****]

NCR Internal Source code location

[*****]

Solution Summary:
The [*****] application provides build instructions to assembly line workers in ATM manufacturing plants. Both written and graphical instructions are provided. [*****] This is the only indication of the features required that is available to assembly line workers. It is also used to [*****].

[*****] Application  Solution Overview
The version of the [*****] code that will be provided to Licensee on a DVD will be release 6.1. NCR will have a copy in their source control system [*****] of this version provided to Licensee.

[*****]
[*****]

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ATTACHMENT B
PERMITTED USES

State the location(s) where the Code will be stored, if applicable to the specific system level.
Jabil site – [*****]
Licensee is allowed to modify its copy of the source code to meet its language localization, system integrations and user authentication per their plant requirements. Licensee at that point of time will be maintaining their own version of the source code since it will be customized to meet their needs.
Financial

Windows 7, NCR Financial Core – Pocono, Riverside, Estoril.

Retail
Windows 7, Windows 10, PC Hardware Platform.

[*****] Technology Components that are certified by NCR at the time of this contract:

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Recommended Hardware requirements:
[*****]
Storage Used space is as of Mar 22nd 2018.

The licenses granted in this Agreement will commence on the Effective Date and will terminate:
1.    NCR may terminate this Agreement and all rights granted under it immediately on written notice at any time prior to the parties having entered into the intended Manufacturing Services Agreement.
2.    Once the parties have entered into the Manufacturing Services Agreement, this Agreement will automatically terminate upon the expiration or termination, for whatever reason, of the Manufacturing Services Agreement, but may, at NCR’s option, be extended through the period of time during which you are providing termination assistance to NCR.

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ATTACHMENT C
TRAINING, MAINTENANCE AND SUPPORT

[*****] Support:
NCR will provide technical training for the technical components [*****].   NCR will assist Licensee with the system installation as needed and with system validation testing to support a successful go-live.  Ongoing technical support needs will be assessed after the successful implementation of [*****] at Licensee and be agreed upon by both parties.

[*****] Platform Support:
Global Test Engineering will supply system images containing all pre-requisites components, the [*****]. Training will consist primarily of WebEx training sessions and where needed comprehensive on-site training and source code review with the developers of the software.

A support structure will be defined by NCR once all systems are operational.

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EXHIBIT 17

DEVELOPMENT SERVICES

1.    STATEMENT OF WORK

1.1    This Exhibit will be implemented through one or more Statements of Work in a format as set forth on Appendix 1 to this Exhibit entered into from time to time by Customer and the Supplier for the provision of Work Product (as defined below) and related services. This Exhibit will prevail and take precedence over all terms and conditions that are preprinted, typed, stamped or handwritten on any quotation form, invoice, acknowledgment form, or purchase order utilized by either party in the transactions covered by this Exhibit.

1.2    Each Statement of Work specifies a development to be performed under this Exhibit and will be accompanied by a corresponding specific purchase order. Each Statement of Work shall become effective only when executed by both parties. Each Statement of Work entered into under this Exhibit shall be construed to incorporate the provisions of, and to be governed by, this Exhibit.

1.3    Supplier shall furnish services and develop for NCR the Work Product in accordance with the requirements and specifications set forth in the Statement of Work and by this reference made a part hereof, and NCR hereby retains Supplier to render said services during the term of this Exhibit.

1.4    The Work Product shall be developed and delivered to NCR in accordance with the Development Schedule set forth in the Statement of Work.

1.5    The term "Work Product," as used in this Agreement, refers to all items in tangible and intangible form, including works of authorship, programs, derivative works, source code, object code, ideas, techniques, methods, processes, documentation and materials, included in a deliverable (or equivalent term) described in a SOW (“Deliverable”) that Supplier (including its employees, agents or subcontractors) creates, prepares or delivers to NCR, as well as all inventions and discoveries made in the course of creating, producing, conceiving, making, proposing, developing or preparing such items, but in each case excluding Supplier IP (as defined in the Agreement).

2.    PROJECT MANAGEMENT / PROGRESS REPORTS

2.1    Customer will appoint an NCR Project Coordinator, as identified in a Statement of Work, who will provide Customer’s requirements, serve as Customer’s single point of contact with respect to interfacing with the Supplier, perform project reviews and determine the acceptability of the services and any Work Product that the Supplier furnishes hereunder. The Supplier will direct all communications to the NCR Project Coordinator. Customer may change its Project Coordinator upon written notice to the Supplier.

2.2    The Supplier will assign a Project Manager, as identified in a Statement of Work, who will regularly meet with NCR personnel on matters pertaining to a Statement of Work, and who will procure, manage and direct the Supplier’s resources as requested by the NCR Project Coordinator and as defined in a Statement of Work.

2.3    The Supplier agrees to provide NCR with weekly progress meetings at a time mutually convenient to both parties, to demonstrate the status of the services being rendered hereunder. Such periodic review meetings will be for the purpose of:

(i)    Reviewing the progress of the services being performed by the Supplier.

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(ii)	Discussing and resolving any problems occurring during the performance of services by the Supplier.
(iii)    Formulating, if necessary, details or services to be rendered after such meetings.

Additional regular face to face meetings will be held (frequency to be agreed) and extraordinarily if reasonably requested by either party.

2.4    During the course of any development, the Supplier shall collect project metrics to keep track of and manage the performance of any development. At the request of NCR, the Supplier shall be required to provide details of the metrics collated during the course of the development work undertaken pursuant to a Statement of Work in at least the following areas plus any other relevant areas defined by the NCR Project Co-ordinator:

(i)Cost
(ii)Quality e.g. defect tracking and size
(iii)Schedule

The Supplier shall further be expected, at the request of NCR, to take part in a de-brief session with NCR at the end of any development work undertaken pursuant to a Statement of Work.

3.    SUPPLIER WARRANTIES AND VERIFICATION

3.1    The Supplier warrants and represents to NCR that:

(a)    in carrying out the services described in this Exhibit and all Statements of Work issued hereunder, that Supplier will utilize industry-standard technical practices, skills, procedures, care and judgment will be employed; the services will be performed in the most expeditious and economical manner consistent with the NCR's best interests; and the Supplier will at all times reasonably cooperate with NCR so as to further NCR's best interests;

(b)    The Supplier will provide Work Product(s) that conform to the Specifications contained in the relevant Statement of Work, and as otherwise mutually agreed upon between NCR and Supplier in writing, and any failure to materially conform to the Statement of Work or the Specifications due to a material breach by Jabil shall be considered a defect (“Non-Conformance”). This warranty shall be deemed satisfactorily met upon the acceptance of a Deliverable under Section 3.3;

(c)    The Supplier will provide the services in a timely fashion per the schedule set forth in the applicable Statement of Work;

(d)    Other than for material supplied by Customer, that: (a) the Work Product will be the original work of the Supplier; and (b) the Supplier possesses all necessary right, title and interest in the Work Product necessary for the Supplier to grant to NCR the rights and licenses stated in this Exhibit; and (c) any information that the Supplier includes in a Deliverable does not misappropriate any third party confidential information or violate any third party copyright;

(e)The Supplier is under no obligation or restriction, nor will assume any, that would interfere or present a conflict of interest with the services performed hereunder;

(f)The Supplier has not and will not pay, offer or promise to pay, or authorize the payment directly or indirectly through any other person or firm, anything of value (in the form of compensation, gift, contribution, or otherwise) to (a) any person or firm employed by or acting for or on behalf of any customer, whether private or governmental, for the purpose of inducing or rewarding any favorable action by the customer in any commercial transaction or in any governmental matter; or

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(b) any government official, political party or official of such party, or any candidate for political office, for the purpose of inducing or rewarding favorable action or the exercise of influence by such official, party or candidate in any commercial transaction or in any governmental matter. NCR has the right to audit Supplier from time to time to satisfy itself that no breach of the representation and warranty in this Section 3(f) has occurred. Supplier will cooperate fully in any audit conducted by or on behalf of NCR.

3.2
NCR shall verify each Deliverable upon receipt and shall give Supplier written notice of any rejection of a Deliverable for Non-Conformance within thirty (30) days following NCR’s receipt of the Deliverable (“Acceptance Period”). Such written notice of rejection shall include a reasonably detailed and complete description of NCR’s basis for asserting the alleged Non-Conformance (“Notice of Non-Conformance”). If NCR fails to provide such Notice of Non-Conformance to Supplier within the Acceptance Period, such Deliverable shall be deemed accepted by NCR and any corresponding milestone completed. If Supplier determines that any such Deliverable does in fact contain a Non-Conformance; then Supplier shall correct such Defect at no additional charge to NCR for correction efforts and redeliver the corrected Deliverable as soon as commercially practicable. If NCR fails to provide such Notice of Non-Conformance to Supplier within the Acceptance Period, such Deliverable shall be deemed accepted by NCR and any corresponding milestone completed. The acceptance procedures set forth in this Section 3.3 shall apply to any redelivered Deliverable.

3.2.1
In the event that Supplier determines that no Non-Conformance exists, Supplier shall provide NCR with written notice of the same within ten (10) business days following receipt of the Notice of Non-Conformance (“Notice of Disputed Non-Conformance”). The Parties shall use Commercially Reasonable Efforts to resolve such disputes in accordance with the procedures set forth in the Agreement. Any specified times for delivery of such Deliverables set forth herein shall be tolled during any such dispute.

3.3
THE REMEDY SET FORTH IN SECTION 3.3 SHALL CONSTITUTE NCR’S SOLE AND EXCLUSIVE REMEDY FOR A BREACH OF THE WARRANTY MADE BY SUPPLIER HEREIN. EXCEPT FOR THE WARRANTIES PROVIDED UNDER THIS SECTION 3, ALL DELIVERABLES ARE PROVIDED “AS IS” AND THE WARRANTIES SET FORTH IN THIS SECTION 3 ARE IN LIEU OF, AND JABIL EXPRESSLY DISCLAIMS, AND COMPANY EXPRESSLY WAIVES, ALL OTHER WARRANTIES AND REPRESENTATIONS OF ANY KIND WHATSOEVER WHETHER EXPRESS, IMPLIED, STATUTORY, ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR NON INFRINGEMENT. NO ORAL OR WRITTEN STATEMENT OR REPRESENTATION BY SUPPLIER, ITS AGENTS OR EMPLOYEES SHALL CONSTITUTE OR CREATE A WARRANTY OR EXPAND THE SCOPE OF ANY WARRANTY HEREUNDER.

4.    OWNERSHIP
The Work Product, the associated design right and any registered design rights, and any portion thereof completed prior to termination of the applicable Statement of Work, this Exhibit, or any renewal thereof, shall be the sole property of NCR. In addition the supplier does hereby assign all copyright in Work Product drawings or other artistic works as well as the copyright in all Work Product literary works to NCR. The Supplier shall promptly disclose and does hereby assign to NCR, its successors and assigns, any and all Work Product inventions, creations, improvements and developments, each whether or not patentable, which it may make or assist in making while performing the work called for under the terms of this Exhibit, or any renewal thereof. In addition the Supplier hereby assigns to NCR, its successors and assigns, all patents, applications for patents, and copyrights for such inventions, creations, improvements, and developments in any foreign country. To the extent that any Supplier IP (as defined in the Agreement) is contained in a Deliverable, Contractor grants NCR an irrevocable, worldwide, nonexclusive, paid-up, royalty-free right and licence under such Supplier IP to use, execute, reproduce, perform, display, distribute, modify and prepare

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derivative works of such Deliverable, as well as to authorize others to do any or all of the above on its behalf. The Supplier agrees to do, and to instruct employees as necessary to do, any and all acts and to execute any and all instruments, which NCR may reasonably request to secure to itself any rights relating to such Work Product inventions, creations, improvements, developments, patents, design rights, registered design rights and copyrights in the United Kingdom and in any foreign country.

5.    PAYMENT

5.1    NCR shall pay to the Supplier the Development Fee specified in, and in accordance with the payment schedule set forth in the Statement of Work. The Development Fee shall be full payment for services rendered under this Exhibit, unless otherwise set forth herein. Any payment made by NCR shall be used exclusively by the Supplier to satisfy its fees and expenses incurred in performing work under this Exhibit. NCR shall make payment to the Supplier per the terms in the Agreement.

5.2         All computer time and materials necessary for development of the Work Product shall be arranged for by the Supplier at its own expense.

5.3    Travel and other living expenses incurred by the Supplier during the term of this Exhibit shall be borne by the Supplier and not charged to Customer unless otherwise set forth herein. To the extent that NCR has expressly agreed in a Statement of Work to reimburse the Supplier for travel-related expenses, such expenses must be: (a) incurred by the Supplier as a sole result of rendering services hereunder, (b) approved in advance by NCR in writing, and (c) incurred in accordance with Customer’s Supplier Travel Guidelines, a current copy of which is included as Attachment 2 to Appendix 1..

5.4    The Supplier’s services and Deliverables will be subject to review and acceptance by the Customer Project Coordinator based on the requirements of this Exhibit and the applicable Statement of Work, and final payment will not be due before such acceptance, which will not be unreasonably withheld. The Supplier will correct deficiencies found during such review at no charge to Customer. Any claims that Customer may have under this Exhibit will survive such review, acceptance and payment.

6.    TERMINATION

6.1    This Exhibit commences on the Effective Date and continues unless a party terminates the Agreement or this Exhibit in accordance with this Section 6; provided, however, that this Exhibit will remain in effect with regard to any Statement of Work(s) already in effect, unless such Statement of Work(s) is terminated as provided for herein or until performance is completed.
6.2    Customer may terminate this Exhibit and/or any Statement of Work, in whole or in part, (i) without cause and in its sole discretion by providing Supplier with sixty (60) days prior written notice; (ii) immediately for Supplier’s breach of Section 3(f) without liability to Customer.
6.3    Either party may terminate any Statement of Work (or any portions thereof) and/or this Exhibit for breach if, after providing the other party with thirty (30) days prior written notice of such breach, the other party has failed to cure within said thirty day period or other mutually agreed upon time.
6.4    Should Supplier become the subject of any proceeding under state or federal law for due relief of debtors or otherwise become insolvent or bankrupt or make an assignment for the benefit of creditors, Customer may, in addition to any other right or remedy, immediately terminate this Exhibit without liability to Customer. Termination of this Exhibit will be deemed effective upon Supplier’s receipt of written notice from Customer.
6.5    In the event Customer terminates a Statement of Work, Supplier will comply with all written Customer instructions pertaining to the terminated Statement of Work. Should Customer terminate a Statement of Work in accordance with either Section 6.2 or 6.4, Customer’s obligation pursuant to that Statement of Work, and Supplier’s exclusive remedy, will be limited to Customer paying Supplier (in accordance with the payment schedule specified in the terminated Statement of Work) for acceptable work completed and not yet paid for

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by Customer at the time of such termination. Customer will make such payment, if any, after Customer receives the services and any related Work Product specified in the termination notice or in NCR’s written instructions to Supplier.
6.6    Payments which may have been made by Customer to Supplier in advance, which are in excess of amounts due Supplier in accordance with this Section 6, will be refunded on a pro rata basis by Supplier to Customer within thirty (30) days following the effective date of termination to the NCR Project Manager specified in the affected Statement of Work.
6.7    Any property, including hardware or software, that was provided by Customer to Supplier without obligation of payment by Supplier will be immediately returned to the NCR Project Manager specified in the affected Statement of Work in the same condition that such property was received, less normal wear and tear, by no later than the effective date of such termination.
6.8    Sections 3, 4, and 6 of this Exhibit will survive the termination or expiration of this Exhibit or any Statement of Work.

AGREED AND ACCEPTED

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APPENDIX 1 TO EXHIBIT 2

STATEMENT OF WORK NO. [_____]
TO DEVELOPMENT SERVICES EXHIBIT TO
PURCHASE AGREEMENT

This Statement of Work dated [_____], by and between NCR Corporation ("NCR") and [_____] ("the Supplier"), is governed exclusively by the terms and conditions of the Purchase Agreement and the Development Services Exhibit ("Agreement") dated [_____] between the parties. In the event of conflict, the order of precedence will be: this Statement of Work, the Exhibit, and then the Purchase Agreement. NCR and the Supplier agree as follows:

1.    PROJECT SCOPE

The Supplier will provide the following development services and Work Product :

[the scope should reference back to the particular Specification, e.g. 445-num rev title and date]

In addition, the Supplier will provide NCR with weekly / monthly [Delete as appropriate] written project statements outlining progress towards milestones, key metrics, risks and issues, to keep NCR informed about the Supplier’s progress. The Supplier shall also invoice NCR for any payment that may be due in accordance with a Statement of Work.

The Supplier will provide its services at the NCR facility located at [_____].

2.    DEVELOPMENT SCHEDULE

Activity	Deliverable Date	Cost (£)

Total Amount Payable

2.1    Project Schedule Tracking

The development project will be tracked using the milestones detailed in this Section 2.0, unless otherwise agreed between the parties. The Supplier shall provide NCR with periodic updates as follows:

•	The detailed milestone schedule and MS Project Plan (*.MPP) schedule file to be updated every two weeks by the Supplier.

2.2    Project Updates

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2.3    Meetings

In addition to normal, day-to-day communication, regular Project Update Meetings will be held:
[Specify frequency, whether face to face or teleconference and expected duration]

The NCR Project Manager will issue minutes of the Project Updates. The minutes are to be distributed a maximum of five (5) working days from the meeting / telephone call and will include: attendee list, status of previously opened items, list of new items including person(s) responsible for resolution, and summary of the project's overall status. Other items will be added as appropriate.

[OR

“The Developer’s Project Manager will issue minutes of the Project Updates. The minutes are to be distributed a maximum of 5 working days from the meeting / telephone call and will include: attendee list, status of previously opened items, list of new items including person(s) responsible for resolution, and summary of the project's overall status. Other items will be added as appropriate. NCR will be required to mutually agree these minutes”]

Other meetings, correspondence, etc. will occur as necessary. The Project Update Meeting is not intended to eliminate or replace any other forms of communication between the Parties.

2.4     Status Reports

The Supplier will provide NCR with a weekly status report outlining progress toward milestones, key metrics, and key risks and issues. It is recommended that an abridged version of the current NCR Project Control Document is used as the basis for these status reports.

2.5    Audit

NCR may conduct audits of the Suppliers development activity and Deliverables relating to this Statement of Work. These audits may be conducted at the Supplier’s office or by remote means.

3.    PERSONNEL

NCR and the Supplier will appoint representatives to the following positions:

3.1     NCR Project Coordinator

NCR designates [_____] as NCR Project Coordinator.

3.2 The Supplier Project Manager

The Supplier designates [_____] as Project Manager.

The primary interfaces between NCR and the Supplier shall be between NCR Project Coordinator and the Supplier Project Manager.

4.    DELIVERABLES

The Supplier will provide the following specified Work Product and Deliverables:

•	[this must clearly list and describe everything NCR needs to evidence the intellectual property, including e.g., schematics, test reports and specifications, prototypes,

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drawings, bill of materials and AVL, source code, documentation, user or service manuals.]

5.    ACCEPTANCE PROCESS

[GUIDANCE NOTE, PLEASE REMOVE FROM FORM: A CLEAR APPROVALS PROCESS MUST BE OUTLINED HERE I.E. ACCEPTANCE CRITERIA OR AN ACCEPTANCE TEST PLAN AND STATE THAT APPROVAL SIGN-OFF IS REQUIRED BY THE NCR PROJECT COORDINATOR OR SOME OTHER EQUALLY SUBSTANTIVE METHOD APPLIED]

6.    CHANGE CONTROL

Changes to the services or Work Product, including changes to delivery dates or locations, requested by a party after the SOW is signed or an Order is placed will be governed by this Section and Attachment 1 (“Change request Form”).

7.    PAYMENT AND PAYMENT SCHEDULE

NCR shall pay to the Supplier, as compensation for the services and all Work Products provided hereunder, a total amount of [_____]_Pounds Sterling (£_[_____]) (the “Development Fee”).

The Development Fee will be payable in accordance with the following schedule:

Event or Date        Amount

•
•
•

Total Amount Payable                                £

Each party acknowledges that it has read the Agreement and this Statement of Work (including all referenced exhibits and attachments hereto, if any), and agrees that it is the complete and exclusive understanding between the parties with respect to the Service to be provided hereunder.

IN WITNESS WHEREOF, the parties have executed this Statement of Work as of the day and year first above written.

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AGREED AND ACCEPTED

SUPPLIER	NCR

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

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ATTACHMENT 1
CHANGE REQUEST FORM

Requester Name:	Requester Organization Name:
Date Requested:	Date Response Requested By:
Change Requested: (Detailed description of the change requested, the area of the Project Plan/schedule being modified, and the benefits of making the change – attach specifications, if necessary.)

Agreed and Signed (Resources approved to study requested change):

CONTRACTOR PROJECT MANAGER	NCR PROJECT MANAGER
Signature:	Signature:
Date:	Date:

Response to request for change

Change Request is: __ accepted without changes__ rejected __ accepted with modifications (see below)
Modifications to Change Request: (Insert any changes made to original change request. Identify, in detail, the changes to the project scope, all impacted work products and Work Products, schedule and price.)

Work Product(s) that will be changed:

Schedule and Price Revision (or attach revised Project Plan showing schedule and price impact):
Additional Price: $_____ Invoice Date: ___________

Agreed and Signed (authorization to accept impact and implement change):

CONTRACTOR PROJECT MANAGER	NCR PROJECT MANAGER
Signature:	Signature:
Date:	Date:

Exhibit 18

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Cost Model Elements

General Elements	Major Elements	Element Drivers
Total BOM Cost			Total BOM cost which includes ALL necessary materials required for the final
	Featured BOM Costs		Total BOM costs to be purchased by Supplier and in Products including all
	FFK BOM Costs		Any additional material costs not captured in the featured BOM cost
	Other BOM Costs		To include any material cost not covered in the Featured BOM costs or FFK
	Scrap		A nominal value of scrap cost as measured as a % of Total BOM Cost that is incurred as part of the normal manufacturing process

Indirect Labor Costs			Total cost of the Indirect Labor required to manufacture and test the Product
IL Mix
These are the types of required IL to include but not limited to engineers, technicians, work cell managers, supervisors, planners, buyers, inventory control, configuration management, quality engineers, quality technicians, etc.

	IL Headcount		The number of each functional head type required to operate

Direct Labor Costs
	DL Mix		Different tiers and skill levels of direct labor which drive a mix of cost per
	DL Headcount		The number of direct labor heads used to assemble and test the Products or

Operating Costs			All costs associated with manufacturing building, building services, utilities, depreciation, maintenance, shop supplies
	Building Costs		To include all capitalized fixed assets, equipment, building, utilities and

		Manufacturing Space	Total manufacturing square feet required to provide the Services
	Total Equipment Cost		Total cost of Supplier owned equipment, fixtures, tools, work stations, testers, IT Servers, computers, material handling gear, and maintenance cost for all
		Equipment Cost	Includes equipment depreciation, maintenance costs and any capitalized

	Shop Supplies		These are costs for daily use items not included in the Total BOM Costs but needed to operate (gloves, eyeware, other protective gear, adhesives, solvents,

Transport & Duty Costs

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General Elements	Major Elements	Element Drivers
	Inbound Freight		Cost associated with transportation into Supplier location
		Inbound freight %	The average percentage applied to the Total BOM Cost
	Outbound Freight		Cost associated with transportation to the Customer requested Ship To
		Outbound freight cost	The quoted transportation cost to move Products to the stated FCA location and subject to container/truck utilization assumptions
	Duties		Any import duties as required by law

Warehousing Costs			All cost associated with the housing of Material and Products and any Internal movement and material handling costs
	Warehouse Space		The space required for housing of all Material and Product not included in the production/test area as measured in square feet
	Material Handling		The people and system costs required to move material in and out of warehouse to fulfill the needs of both production and shipping

Working Capital Cost			This is the calculated amount of working capital finance by Supplier
	Average Payment Terms		This is the working capital amount tied to financing of the Product sale to
	Inventory		Average Inventory dollars held by the Supplier
	Payables		Average payment time financed by Supplier's suppliers

Profit and Overhead
	Quoted Profit		This is the percentage of profit Supplier has quoted on top of all costs for material, transformation and fees required to provide Services
	Overhead		These are the costs to finance additional SG&A required to operate the plant, the business and for the Supplier to fulfill the Services

Other Element Drivers

	Cycle Times		Total time measured in man hours required to assemble, test, package and
		Assembly Cycle Time	Total time measured in man hours required to assembly the Product
		Test Cycle Time	Total attended time measured in man hours required to test Product and all related components and sub-assemblies of the Product
		Other Cycle Time	Total man hours required for additional Services not covered in Assembly and

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General Elements	Major Elements	Element Drivers
		FTT	First Time Through is the first pass yield percentage for each Product which

		Volumes	This is the volume and mix of the Products that drive the requirement for other

		WACC	Weighted Average Cost of Capital

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